REGISTRATION STATEMENT NO. 333-96521
                                                                       811-07411

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 7

                                     AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940
                                AMENDMENT NO. 41

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
                           (Exact name of Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                               (Name of Depositor)

                 One Cityplace, Hartford, Connecticut 06103-3415
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 308-1000

                                ERNEST J. WRIGHT
                     The Travelers Life and Annuity Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

[   ]    immediately upon filing pursuant to paragraph (b)

[ X ]    on May 3, 2004 pursuant to paragraph (b)

[   ]    ___ days after filing pursuant to paragraph (a)(1)

[   ]    on ______ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[   ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


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                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                       TRAVELERS VARIABLE LIFE ACCUMULATOR
   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES -- MAY 3, 2004 PROSPECTUS
                            ISSUED TO INDIVIDUALS BY:
  THE TRAVELERS INSURANCE COMPANY -- THE TRAVELERS FUND UL (A SEPARATE ACCOUNT)
                                       OR
       THE TRAVELERS LIFE AND ANNUITY COMPANY -- THE TRAVELERS FUND UL II
                              (A SEPARATE ACCOUNT)

This prospectus describes information you should know before you purchase Travelers Variable Life Accumulator, a flexible premium variable life insurance policy issued by The Travelers Insurance Company (TIC) or The Travelers Life and Annuity Company (TLAC). TLAC does not solicit or issue insurance products in the state of New York. Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on the life of an individual and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in professionally managed Mutual Funds (THE FUNDS, LISTED BELOW). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund                                        PUTNAM VARIABLE TRUST
Managed Assets Trust                                                Putnam VT Small Cap Value Fund -- Class IB Shares
Money Market Portfolio                                           SCUDDER INVESTMENT VIT FUNDS
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.                EAFE(R) Equity Index Fund -- Class A Shares
   AllianceBernstein Premier Growth Portfolio -- Class B            Small Cap Index Fund -- Class A Shares
AMERICAN FUNDS INSURANCE SERIES                                  SMITH BARNEY MULTIPLE DISCIPLINE TRUST
   Global Growth Fund -- Class 2 Shares                             Multiple Discipline Portfolio -- All Cap Growth and
   Growth Fund -- Class 2 Shares                                    Value
   Growth-Income Fund -- Class 2 Shares                             Multiple Discipline Portfolio -- Balanced All Cap
DELAWARE VIP TRUST                                                    Growth and Value
   Delaware VIP REIT Series -- Standard Class                    THE MERGER FUND VL
DREYFUS VARIABLE INVESTMENT FUND                                    The Merger Fund VL
   Variable Investment Fund -- Appreciation Portfolio --         THE TRAVELERS SERIES TRUST
     Initial Shares                                                 Convertible Securities Portfolio
   Variable Investment Fund -- Developing Leaders Portfolio --      Equity Income Portfolio
     Initial Shares                                                 Large Cap Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                MFS Mid Cap Growth Portfolio
   Franklin Small Cap Fund -- Class 2 Shares                        Pioneer Fund Portfolio
   Mutual Shares Securities Fund -- Class 2 Shares                  U.S. Government Securities Portfolio
   Templeton Developing Markets Securities Fund -- Class 2       TRAVELERS SERIES FUND INC.
     Shares                                                         AIM Capital Appreciation Portfolio
   Templeton Foreign Securities Fund -- Class 2 Shares              MFS Total Return Portfolio
GOLDMAN SACHS VARIABLE INSURANCE TRUST                              Pioneer Strategic Income Portfolio
   Goldman Sachs Capital Growth Fund                                Smith Barney Aggressive Growth Portfolio
GREENWICH STREET SERIES FUND                                        Smith Barney High Income Portfolio
   Equity Index Portfolio -- Class I Shares                         Smith Barney Large Cap Value Portfolio
   Fundamental Value Portfolio                                      Smith Barney Large Capitalization Growth Portfolio
JANUS ASPEN SERIES                                                  Strategic Equity Portfolio
   Global Technology Portfolio -- Service Shares                  VAN KAMPEN LIFE INVESTMENT TRUST
   Mid Cap Growth Portfolio -- Service Shares                        Comstock Portfolio Class II Shares
LAZARD RETIREMENT SERIES, INC                                       Emerging Growth Portfolio Class I Shares
   Lazard Retirement Small Cap Portfolio                         VARIABLE INSURANCE PRODUCTS FUND II
PIMCO VARIABLE INSURANCE TRUST                                      Contrafund(R)Portfolio -- Service Class
   Total Return Portfolio -- Administrative Class                VARIABLE INSURANCE PRODUCTS FUND III
PIONEER VARIABLE CONTRACTS TRUST                                    Mid Cap Portfolio -- Service Class 2
   Pioneer Mid Cap Value VCT Portfolio -- Class II Shares


To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK
AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS ............................    4
Policy Summary ............................................................    4
Principal Policy Benefits .................................................    4
Principal Policy Risks ....................................................    5
Fund Company Risks ........................................................    6
FEE TABLES ................................................................    8
Transaction Fees ..........................................................    8
Periodic Charges other than Fund Operating Expenses .......................    9
Charges for Optional Riders ...............................................   10
Fund Charges and Expenses .................................................   13
DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS AND FUNDS .................   18
The Insurance Companies ...................................................   18
The Separate Accounts and Their Investment Options ........................   18
The Funds .................................................................   18
Voting Rights .............................................................   24
Conflicts of Interest .....................................................   24
The Fixed Account .........................................................   24
POLICY CHARGES AND DEDUCTIONS .............................................   25
Charges Against Premium ...................................................   25
Charges Against Cash Value ................................................   26
Charges Against the Separate Account ......................................   27
Fund Charges ..............................................................   27
Modification, Reserved Rights and Other Charges ...........................   28
POLICY DESCRIPTION ........................................................   28
Similar Policy Availability ...............................................   28
Applying for a Policy .....................................................   29
When Coverage Begins ......................................................   29
Right to Cancel (free look period) ........................................   29
Tax Free `Section 1035' Exchanges .........................................   30
Ownership/Policy Rights ...................................................   30
PREMIUMS ..................................................................   31
Amount, Frequency and Duration of Premium Payments ........................   31
Allocation of Premium Payments ............................................   32
VALUES UNDER YOUR POLICY ..................................................   32
Cash Value ................................................................   32
Investment Option Valuation ...............................................   33
Fixed Account Valuation ...................................................   33
Loan Account Valuation ....................................................   34
TRANSFERS .................................................................   34
Transfers of Cash Value ...................................................   34
Transfer of Cash Value from the Fixed Account to the Investment Options ...   35
Transfer of Cash Value from the Investment Options to the Fixed Account ...   35
Telephone Transfers .......................................................   35
Dollar Cost Averaging (DCA Program) .......................................   35
Portfolio Rebalancing .....................................................   36

DEATH BENEFIT ..................................................................    36
Death Benefit Examples .........................................................    37
Changing the Death Benefit Option ..............................................    37
Paying the Death Benefit and Payment Options ...................................    37
BENEFITS AT MATURITY ...........................................................    38
OTHER BENEFITS .................................................................    38
Exchange Option ................................................................    38
Riders (Supplemental Insurance Benefits) .......................................    39
POLICY SURRENDERS ..............................................................    41
Full Surrender .................................................................    41
Partial Surrender ..............................................................    41
POLICY LOANS ...................................................................    41
Loan Conditions ................................................................    41
Effects of Loans ...............................................................    42
LAPSE AND REINSTATEMENT ........................................................    42
Lapse ..........................................................................    42
Grace Period ...................................................................    43
Lapse Protection Guarantee Rider (Lifetime) ....................................    43
Lapse Protection Guarantee Rider (20 year) .....................................    43
Reinstatement ..................................................................    43
FEDERAL TAX CONSIDERATIONS .....................................................    44
Potential Benefits of Life Insurance ...........................................    44
Tax Status of the Policy .......................................................    44
Tax Treatment of Policy Benefits ...............................................    45
OTHER TAX CONSIDERATIONS .......................................................    47
Insurable Interest .............................................................    48
The Company's Income Taxes .....................................................    48
Alternative Minimum Tax ........................................................    48
OTHER POLICY INFORMATION .......................................................    48
Payment and Suspension of Valuation ............................................    48
Policy Statements ..............................................................    48
Limits on Right to Contest and Suicide Exclusion ...............................    49
Misstatement as to Sex and Age .................................................    49
Policy Changes .................................................................    49
Distribution ...................................................................    49
Emergency Procedure ............................................................    50
Restrictions on Financial Transactions .........................................    51
LEGAL PROCEEDINGS ..............................................................    51
FINANCIAL STATEMENTS ...........................................................    51
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS ..................   A-1
APPENDIX B: SURRENDER PENALTIES FOR ALL POLICIES EXCEPT THOSE ISSUED IN NEW YORK   B-1
APPENDIX C: SURRENDER PENALTIES FOR ALL POLICIES ISSUED IN NEW YORK ............   C-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a summary of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

Travelers Variable Life Accumulator is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

       o   Death Benefit

           We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

           In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

           o OPTION 1-- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured

           o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

           The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

       o   Policy Surrenders (Withdrawals)

           You may withdraw some or all of your money from your Policy (minus any applicable charges and fees). After the first Policy Year, we will not assess a Surrender Charge on partial surrenders up to 10% of the greater of the Cash Value or premiums paid (less any partial surrenders made in the same Policy Year).

       o   Policy Loans

           You may borrow against your Policy using your Policy as collateral.

       o   The Investment Options and the Corresponding Funds

           You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

       o   The Fixed Account

           You may allocate Premium Payments and transfer Cash Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Cash Value into or out of the Fixed Account are permitted subject to certain restrictions.

       o   Flexible Premium Payments

           After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

       o   Payment Options

           You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump-sum or various periodic payments) to receive the Policy Proceeds.

       o   Tax-Free Death Benefit

           Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

       o   Right to Cancel Period

           We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

       o   Dollar Cost Averaging

           Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

       o   Portfolio Rebalancing

           This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

       o   Exchange Option

           During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

       o   Riders (Supplemental Insurance Benefits)

           You may add additional insurance to your Policy by Rider. A number of different riders are available, ranging from a Cost of Living Adjustment Rider to a Lapse Protection Guarantee Rider. Please see "Other Benefits" for descriptions of all the riders.

       o   Personalized Illustrations

           You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Cash Value and Death Benefit can change over time and how the investment performance of the Funds impact the Cash Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

                             PRINCIPAL POLICY RISKS

       o   Poor Fund Performance (Investment Risk)

           The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the

           Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

       o   Tax Risks

           We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

       o   Policy Lapse

           There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

       o   Policy Withdrawal Limitations

           Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

       o   Effects of Policy Loans

           A Policy loan, whether or not repaid, will affect your Policy's Cash Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

       o   Credit Risk

           The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

       o   Increase in Current Fees and Expenses

           Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

       o   Policy is not Suited for Short-Term Investment

           We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

       o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

       o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

           A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

           There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and, where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES

             CHARGE               WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
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Front-End Sales Charge on Stated  Upon receipt of each       Current Charge:               2.50% of each Premium Payment
Amounts
Plus Primary Insured Term Rider                              -------------------------------------------------------------
$50,000 - $4,999,999              Premium Payment            GUARANTEED CHARGE:            2.50% OF EACH PREMIUM PAYMENT

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Sales Charge on Stated Amounts    Not applicable             Current Charge:               0%
                                                             -------------------------------------------------------------
Plus Primary Insured Term Rider                              GUARANTEED CHARGE:            0%
$5,000,000+
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Premium Tax Charge                Upon receipt of each       Current Charge:               2.25% of each Premium Payment
                                                             -------------------------------------------------------------
                                  Premium Payment            GUARANTEED CHARGE:            2.25% OF EACH PREMIUM PAYMENT
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Federal Deferred Acquisition      Upon receipt of each       Current Charge:               1.25% of each Premium Payment
Cost
                                                             -------------------------------------------------------------
Charge                            Premium Payment            GUARANTEED CHARGE:            1.25% OF EACH PREMIUM PAYMENT
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Surrender Charge(1) (decreases    When you fully or          Current Charge:               Rates Per $1000 of Stated
over a 10-year period - see       Current Charge: Rates                                    Amount for First Year of
also Appendix B and Appendix C)   per $1000 of Stated                                      Coverage:
                                  partially surrender                                      Minimum: $2.04(2)
                                  your Amount for First                                    Maximum: $25.4(3)
                                  Year of Policy within      -------------------------------------------------------------
                                  the first Coverage: ten
                                  (10) Policy Years and      GUARANTEED CHARGE:            RATES PER $1000 OF STATED
                                  for the first ten (10)                                   AMOUNT FOR FIRST YEAR OF
                                  Policy Years after an                                    COVERAGE:
                                  increase in Stated                                       MINIMUM: $2.04(2)
                                  Amount After the first                                   MAXIMUM: $25.4(3)
                                  policy year, there is      -------------------------------------------------------------
                                  no charge for partial      Sample Charge for a           Rates per $1000 of Stated
                                  surrenders up to the       37-year-old male,             Amount for First Year of
                                  greater of 10% of          non-smoker, preferred risk    Coverage:
                                  premium or 10% of Cash     class, with death benefit     Current: $4.66
                                  Value.                     option 1 and a $660,000 face  Guaranteed: $4.66
                                                             amount.
--------------------------------------------------------------------------------------------------------------------------
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Decrease of Stated Amount         When a decrease in Stated  Current Charge:               Rates per $1000 of decrease
(decreases over a 10-year period  Amount is requested                                      in Stated Amount for the
--see also Appendix B and                                                                  First Year of Coverage:
Appendix C)(1)                                                                             Minimum: $2.04(2)
                                                                                           Maximum: $ 25.40(3)
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            RATES PER $1000 OF DECREASE
                                                                                           IN STATED AMOUNT FOR FIRST
                                                                                           YEAR OF COVERAGE:
                                                                                           MINIMUM: $2.04(2)
                                                                                           MAXIMUM: $ 25.40(3)

                                                             Sample Charge for a           Rates per $1000 of Stated
                                                             37-year-old male,             Amount for First Year of
                                                             non-smoker, preferred risk    Coverage:
                                                             class, with death benefit     Current: $4.66
                                                             option 1 and a $660,000 face  Guaranteed: $4.66
                                                             amount.
                                                             -------------------------------------------------------------

--------------
  (1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the surrender charges that would apply to you, please contact your agent or registered representative.

  (2) Sample charge for any insured less than a year old regardless of sex, risk class or underwriting.

  (3) Sample charge for any insured age 85-years old regardless of sex, risk class or underwriting.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

             CHARGE               WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
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Cost of Insurance Charge (COI(1)) Monthly on the Deduction   Current Charge:               Rates per $1000 of Net Amount
                                  Day                                                      At Risk for the First Year of
                                                                                           Coverage:
                                                                                           Minimum: $0.0571(2)
                                                                                           Maximum: $70.0102(3)
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            RATES PER $1000 OF NET AMOUNT
                                                                                           AT RISK FOR FIRST YEAR OF
                                                                                           COVERAGE:
                                                                                           MINIMUM: $0.0571(2)
                                                                                           MAXIMUM: $77.1471(3)
                                                             -------------------------------------------------------------
                                                             Sample Charge for a           Rates per $1000 of Net Amount
                                                             37-year-old male,             At Risk for First Year of
                                                             non-smoker, preferred risk    Coverage:
                                                             class, with death benefit     Current: $0.1611
                                                             option 1 and a $660,000 face  Guaranteed: $0.2078
                                                             amount.
--------------------------------------------------------------------------------------------------------------------------
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Policy Administrative Expense     Monthly from Cash Value    Current Charge:               Monthly Rate per $1000 of
Charges (2 Parts)                 for the first three (3)                                  Initial Stated Amount for the
                                  Policy Years on the                                      first three years of coverage
                                  Deduction Date and for                                   or for the three years
                                  three (3) Policy Years                                   following an increase in
                                  after an increase in                                     Stated Amount:
                                  Stated Amount                                            Minimum: $0.05(4)
                                                                                           Maximum: $ 0.09(5)
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                           INITIAL STATED AMOUNT FOR THE
                                                                                           FIRST THREE YEARS OF COVERAGE
                                                                                           OR FOR THE THREE YEARS
                                                                                           FOLLOWING AN INCREASE IN
                                                                                           STATED AMOUNT:
                                                                                           MINIMUM: $0.08(6)
                                                                                           MAXIMUM: $0.15(5)
                                                             -------------------------------------------------------------
                                                             -------------------------------------------------------------
                                                             Sample Charge for a           Monthly Rate per $1000 of
                                                             37-year-old male, non-smoker, Initial Stated Amount for the
                                                             preferred risk class, with    preferred risk first three years
                                                             death benefit option 1 and    of coverage or for the three
                                                             a $660,000 face amount.       years following an increase in
                                                                                           Stated Amount:
                                                                                           Current: $0.05
                                                                                           Guaranteed: $0.08
--------------------------------------------------------------------------------------------------------------------------
                                                             -------------------------------------------------------------
                                  Monthly from Cash Value    Current Charge:               $6.00 monthly charge until
                                  until the Maturity Date                                  the Maturity Date for Stated
                                                                                           Amounts less than $100,000
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            SAME AS CURRENT
--------------------------------------------------------------------------------------------------------------------------
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Mortality and Expense Risk (M&E)  Daily from the unloaned    Current Charge:               0.65% on an annual basis of
Charge                            portion of the Cash Value                                the amounts in the Investment
                                                                                           Options for the first fifteen
                                                                                           (15) Policy Years and 0.20%
                                                                                           thereafter
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            SAME AS CURRENT
                                                             -------------------------------------------------------------

             CHARGE               WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Policy Loan Cost                  Monthly from the Loan      Current Charge:               2.00% on an annual basis on
                                  Account                                                  the amount loaned for Policy
                                                                                           Years 1-15 and 0.00% on the
                                                                                           amount loaned for Policy
                                                                                           Years 16 and later(7)
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            SAME AS CURRENT
                                                             -------------------------------------------------------------

--------------
  (1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). Cost of Insurance rates generally increase each Policy Year. The cost-of-insurance rates listed do not reflect the addition of any "flat extras". Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

  (2)  Sample charge for a 9-year-old female with death benefit option 1.

  (3) Sample charge for an 85-year-old male, smoker, Table 10, with death benefit option 1.

  (4) Sample charge for any insured with an issue age less than 48 years old regardless of sex, risk class or underwriting. (5) Sample charge for any insured with issue ages between 60-85 years old (inclusive) regardless of sex, risk class or underwriting.

  (6) Sample charge for any insured with an issue age less than 46 years old regardless of sex, risk class or underwriting. (7) The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).


                           CHARGES FOR OPTIONAL RIDERS

             CHARGE               WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
   Accidental Death Benefit       Monthly from the unloaned  Current Charge:               Monthly Rate per $1000 of
     Rider+                       portion of the Cash Value                                Term Amount:
                                  on the Deduction Date                                    Minimum: $0.0792(3)
                                                                                           Maximum: $0.1540(4)
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                           TERM AMOUNT:
                                                                                           MINIMUM: $0.0792(3)
                                                                                           MAXIMUM: $0.1540(4)
                                                             -------------------------------------------------------------
                                                             Sample Charge for a           Monthly Rate per $1000 of
                                                             37-year-old male,             Term Amount:
                                                             non-smoker, preferred risk    Current: $0.0880
                                                             class, with death benefit     Guaranteed: $0.0880
                                                             option 1 and a $660,000 face
                                                             amount.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit Rider                              Current Charge:               $150 one time processing fee
--------------------------------------------------------------------------------------------------------------------------
                                                             GUARANTEED CHARGE:            SAME AS CURRENT
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Child Term Insurance Rider        Monthly from the unloaned  Current Charge:               Monthly Rate per $1000 of
                                  portion of the Cash Value                                Child Term Rider Unit:
                                  on the Deduction Date.                                   Without Waiver of Deduction
                                                                                           Amount Coverage Rider: $0.50
                                                                                           With Waiver of Deduction
                                                                                           Amount Coverage Rider: $0.52
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                           CHILD TERM RIDER UNIT:
                                                                                           WITHOUT WAIVER OF DEDUCTION
                                                                                           AMOUNT COVERAGE RIDER: $0.50
                                                                                           WITH WAIVER OF DEDUCTION
                                                                                           AMOUNT COVERAGE RIDER: $0.52
                                                            -------------------------------------------------------------
                                                             Sample Charge for a           Monthly Rate per $1000 of
                                                             9-year-old male with $10,000  Child Term Rider Unit:
                                                             Child Term Rider benefit      Without Waiver of Deduction
                                                             amount                        Amount Coverage Rider:  $0.50
                                                                                           With Waiver of Deduction
                                                                                           Amount Coverage Rider: $0.52
                                                             -------------------------------------------------------------

             CHARGE               WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Cost of Living Adjustment Rider*  Monthly from the unloaned  Current Charge:               Rates per $1000 of Net Amount
                                  portion of the Cash Value                                At Risk for the First Year of
                                  on the Deduction Date                                    Coverage:
                                                                                           Minimum: $0.0571(1)
                                                                                           Maximum: $70.0102(2)
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            RATES PER $1000 OF NET AMOUNT
                                                                                           AT RISK FOR FIRST YEAR OF
                                                                                           COVERAGE:
                                                                                           MINIMUM: $0.0571(1)
                                                                                           MAXIMUM: $77.1471(2)
                                                             -------------------------------------------------------------
                                                             Sample Charge for a           Monthly Rate per $1000 of Net
                                                             37-year-old male,             Amount At Risk for the First
                                                             non-smoker, preferred risk    Year of Coverage:
                                                             class, with death benefit     Current: $0.1611
                                                             option 1 and a $660,000       Guaranteed: $0.2078
                                                             face amount.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Coverage Extension Rider          Not applicable             Current Charge:               No Charge
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            NO CHARGE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Estate Tax Repeal Rider           Monthly from the unloaned  Current Charge:               $25 monthly for the first year
                                  portion of the Cash Value
                                  on the Deduction Date
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            $25 MONTHLY FOR THE FIRST YEAR
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Full Surrender Charge Waiver      Monthly from the unloaned  Current Charge:               $2 monthly for the first five
Rider                             portion of the Cash Value                                years
                                  on the Deduction Date
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            $2 MONTHLY FOR THE FIRST FIVE
                                                                                           YEARS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lapse Protection Guarantee Rider  Not applicable             Current Charge:               No Charge
(lifetime)
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            NO CHARGE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lapse Protection Guarantee Rider  Monthly from the unloaned  Current Charge:               $10 per month
(20 year)                         portion of the Cash Value
                                  on the Deduction Date
                                  until the earliest of the
                                  first twenty (20) Policy
                                  Years or the Maturity Date
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            $10 PER MONTH
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Maturity Extension Rider          Not applicable             Current Charge:               No Charge
(available only if Insured's
Issue Age is between 81-85)
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            NO CHARGE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Primary Insured Term Rider++      Monthly from the unloaned  Current Charge:               Monthly Rate per $1000 of
                                  portion of the Cash Value                                Term Amount for the First
                                  on the Deduction Date                                    Year of Coverage:
                                                                                           Minimum: $0.0571(1)
                                                                                           Maximum: $57.8023(2)
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                           TERM AMOUNT FOR THE FIRST
                                                                                           YEAR OF COVERAGE:
                                                                                           MINIMUM: $0.0571(1)
                                                                                           MAXIMUM: $77.1471(2)
                                                             -------------------------------------------------------------
                                                             Sample Charge for a           Monthly Rate per $1000 of
                                                             37-year-old male,             Term Amount for the First
                                                             non-smoker, preferred risk    Year of Coverage:
                                                             class, with death benefit     Current: $0.1611
                                                             option 1 and a $660,000       Guaranteed: $0.2078
                                                             face amount.
                                                             -------------------------------------------------------------

             CHARGE               WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Return of Premium Rider*          Monthly from the unloaned  Current Charge:               Monthly Rate per $1,000 of
                                  portion of the Cash Value                                Net Amount At Risk the First
                                  on the Deduction Date                                    Year of Coverage:
                                                                                           Minimum: $0.0571(1)
                                                                                           Maximum: $57.8023(2)
                                                             GUARANTEED CHARGE:            MONTHLY RATE PER $1,000 OF
                                                                                           NET AMOUNT AT RISK THE FIRST
                                                                                           YEAR OF COVERAGE:
                                                                                           MINIMUM: $0.0571(1)
                                                                                           MAXIMUM: $77.1471(2)

                                                             Sample Charge for a           Monthly Rate per $1,000 of
                                                             37-year-old male,             Net Amount At Risk the First
                                                             non-smoker, preferred risk    Year of Coverage:
                                                             class, with death benefit     Current: $ 0.1611
                                                             option 1 and a $660,000 face  Guaranteed: $ 0.2078
                                                             amount.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Specified Amount Payment Rider    Monthly from the unloaned  Current Charge:               Monthly Rate per $1000 of
(Not available in NY)             portion of the Cash Value                                Term Amount:
                                  on the Deduction Date                                    Minimum: $0.00322(7)
                                                                                           Maximum: $0.01140(8)
                                                             GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                           TERM AMOUNT:
                                                                                           MINIMUM: $0.00322(7)
                                                                                           MAXIMUM: $0.01140(8)

                                                             Sample Charge for a           Monthly Rate per $1000 of
                                                             37-year-old male,             Term Amount:
                                                             non-smoker, preferred risk    Current: $0.0047
                                                             class, with death benefit     Guaranteed: $0.0047
                                                             option 1 and a $660,000 face
                                                             amount.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Spouse Term Insurance Rider+++    Monthly from the unloaned  Current Charge:               Monthly Rate per $1000 of
                                  portion of the Cash Value                                Term Amount for the First
                                  on the Deduction Date                                    Year of Coverage:
                                                                                           Minimum: $0.0571(1)
                                                                                           Maximum: $57.8023(2)
                                                             GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                           TERM AMOUNT FOR THE FIRST
                                                                                           YEAR OF COVERAGE:
                                                                                           MINIMUM: $0.0571(1)
                                                                                           MAXIMUM: $77.1471(2)

                                                             Sample Charge for a           Monthly Rate per $1000 of
                                                             38-year-old female,           Term Amount for the First
                                                             non-smoker, preferred plus    Year of Coverage:
                                                             risk class, with death        Current: $ 0.1294
                                                             benefit option 1 and a        Guaranteed: $ 0.1777
                                                             $140,000 face amount.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Waiver of Deduction Amount        Monthly from the unloaned  Current Charge:               Monthly Rate per $1000 of
Rider+++                          portion of the Cash Value                                Monthly Deduction Amount for
                                  on the Deduction Date                                    the First Year of Coverage:
                                                                                           Minimum: $0.0000(5)
                                                                                           Maximum: $0.2587(6)
                                                             GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                           MONTHLY DEDUCTION AMOUNT FOR
                                                                                           THE FIRST YEAR OF COVERAGE:
                                                                                           MINIMUM: $0.0000(5)
                                                                                           MAXIMUM: $0.2587(6)

                                                             Sample Charge for a           Monthly Rate per $1000 of
                                                             37-year-old male,             Monthly Deduction Amount for
                                                             non-smoker, preferred risk    the First Year of Coverage:
                                                             class, with death benefit     Current: $0.0122
                                                             option 1 and a $660,000 face  Guaranteed: $0.0122
                                                             amount.

--------------
  (1)  Sample charge for a 9-year-old female with death benefit option 1.


  (2) Sample charge for an 85-year-old male, smoker, Table 10, with death benefit option 1.

  (3) Sample charge for any insured with an issue age less than 30 years old regardless of sex, risk class or underwriting.

  (4) Sample charge for any insured with issue ages between 60-65 years old (inclusive) regardless of sex, risk class, or underwriting.

  (5) Sample charge for any insured with an issue age less than 5 years old regardless of sex, risk class or underwriting. Please note that this Rider is never free. This Rider does not offer any benefits until age 5 so there is no charge until the Insured is age 5.

  (6) Sample charge for a 59-year-old smoker regardless of sex, risk class or underwriting.

  (7) Sample charge for any male smoker insured with an issue age less than 23 years old regardless of underwriting. (8) Sample charge for a 59-year-old female nonsmoker regardless of underwriting.

  + Minimum benefit amount of $25,000. Maximum limits are $100,000 for issue ages less than 26. Otherwise the maximum limit is $300,000. Rider benefit amount cannot exceed the base stated amount minimum.

  ++ Minimum benefit amount of $1,000. Maximum limits subject to underwriting. Rider face is subject to a $100,000 base stated amount minimum. Generally, these rates increase each year.

  +++ Minimum Face Amount of $50,000. Maximum limits subject to underwriting and cannot exceed the base stated amount minimum. Rider face is subject to a $50,000 base stated amount minimum. Generally, these rates increase each year.

  ++++ Generally, these rates increase each year.

  * There is no charge for the Rider itself; however there is an additional COI cost resulting from the Rider's application.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2003. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2003, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.27%                          9.05%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
----------------               --------------    ----------   ----------  ------------  ----------------   --------------
Capital Appreciation Fund.....      0.75%           --           0.07%        0.82%            --              0.82%(1)

Dreyfus Stock Index Fund--
   Initial Shares+............      0.25%           --           0.02%        0.27%            --              0.27%

Managed Assets Trust..........      0.50%           --           0.09%        0.59%            --              0.59%(1)

Money Market Portfolio........      0.32%           --           0.10%        0.42%            --              0.42%(2)

ALLIANCEBERNSTEIN VARIABLE
   PRODUCT SERIES FUND, INC.
   AllianceBernstein Premier
     Growth Portfolio -- Class
     B*.......................      1.00%          0.25%         0.05%        1.30%           0.25%            1.05%(3)

AMERICAN FUNDS INSURANCE
   SERIES
   Global Growth Fund -- Class
     2 Shares*................      0.66%          0.25%         0.04%        0.95%            --              0.95%

   Growth Fund-- Class 2
     Shares*..................      0.37%          0.25%         0.02%        0.64%            --              0.64%

   Growth-Income Fund-- Class
     2 Shares*................      0.33%          0.25%         0.01%        0.59%            --              0.59%

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
----------------               --------------    ----------   ----------  ------------  ----------------   --------------
CREDIT SUISSE TRUST
   Credit Suisse Trust
     Emerging Market
     Portfolio+...............      1.25%           --           0.56%       1.81%            --                 --(26)

DELAWARE VIP TRUST
   Delaware VIP REIT Series --
     Standard Class...........      0.75%           --           0.11%       0.86%            --               0.86%(4)

DREYFUS VARIABLE INVESTMENT
   FUND
   Dreyfus Variable
     Investment Fund --
     Appreciation Portfolio --
     Initial Shares...........      0.75%           --           0.05%       0.80%            --               0.80%

   Dreyfus Variable
     Investment Fund --
     Developing Leaders
     Portfolio -- Initial
     Shares...................      0.75%           --           0.07%       0.82%            --               0.82%

FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Small Cap Fund --
     Class 2 Shares*..........      0.51%          0.25%         0.29%       1.05%           0.04%             1.01%(5)

   Mutual Shares Securities
     Fund-- Class 2 Shares*...      0.60%          0.25%         0.20%       1.05%            --               1.05%(6)

   Templeton Developing
     Markets Securities Fund
    -- Class 2 Shares*........      1.25%          0.25%         0.30%       1.80%            --               1.80%

   Templeton Foreign
     Securities Fund -- Class
     2 Shares*................      0.69%          0.25%         0.22%       1.16%           0.04%             1.12%(7)

   Templeton Growth
     Securities Fund -- Class
     1 Shares+................      0.81%           --           0.07%       0.88%            --               0.88%(8)

GOLDMAN SACHS VARIABLE
   INSURANCE TRUST
   Goldman Sachs Capital
     Growth Fund..............      0.75%           --           0.68%       1.43%           0.53%             0.90%(9)

GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class I Shares...........      0.31%           --           0.03%       0.34%            --               0.34%
   Fundamental Value Portfolio      0.75%           --           0.02%       0.77%            --               0.77%

JANUS ASPEN SERIES
   Global Technology
     Portfolio -- Service
     Shares*..................      0.65%          0.25%         0.20%       1.10%            --               1.10%

   Mid Cap Growth Portfolio--
     Service Shares*..........      0.65%          0.25%         0.02%       0.92%            --               0.92%

   Worldwide Growth Portfolio
    -- Service Shares*+.......      0.65%          0.25%         0.06%       0.96%            --               0.96%

LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small
     Cap Portfolio*...........      0.75%          0.25%         0.42%       1.42%           0.17%             1.25%(10)

PIMCO VARIABLE INSURANCE TRUST
   Total Return Portfolio --
     Administrative Class*....      0.25%          0.15%         0.26%       0.66%           0.01%             0.65%(11)

PIONEER VARIABLE CONTRACTS
   TRUST
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II
     Shares*..................      0.65%          0.25%         0.10%       1.00%            --               1.00%

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
----------------               --------------    ----------   ----------  ------------  ----------------   --------------
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth
     Fund-- Class IB Shares*+.      0.70%          0.25%         0.86%       1.81%            --              1.81%(12)

   Putnam VT International
     Equity Fund -- Class IB
     Shares*+.................      0.77%          0.25%         0.22%       1.24%            --              1.24%(12)

   Putnam VT Small Cap Value
     Fund-- Class IB Shares*..      0.80%          0.25%         0.12%       1.17%            --              1.17%(12)

SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund --
     Class A Shares...........      0.45%           --           0.64%       1.09%           0.44%            0.65%(13)

   Small Cap Index Fund--
     Class A Shares...........      0.35%           --           0.26%       0.61%           0.16%            0.45%(14)

SMITH BARNEY MULTIPLE
   DISCIPLINE TRUST
   Multiple Discipline
     Portfolio -- All Cap
     Growth and  Value*.......      0.75%          0.25%         0.31%       1.31%            --                --(26)

   Multiple Discipline
     Portfolio -- Balanced All
     Cap Growth and  Value*...      0.75%          0.25%         1.35%       2.35%            --                --(26)

THE MERGER FUND VL
   The Merger Fund VL.........      1.25%           --           7.80%       9.05%           7.65%            1.40%(15)

THE TRAVELERS SERIES TRUST
   Convertible Securities
     Portfolio................      0.60%           --           0.18%       0.78%            --              0.78%(16)

   Equity Income Portfolio....      0.75%           --           0.12%       0.87%            --              0.87%(17)

   Large Cap Portfolio........      0.75%           --           0.11%       0.86%            --              0.86%(17)

   MFS Mid Cap Growth
     Portfolio................      0.80%           --           0.12%       0.92%            --              0.92%(18)

   Pioneer Fund Portfolio.....      0.72%           --           0.40%       1.12%            --              1.12%(19)

   U.S. Government Securities
     Portfolio................      0.32%           --           0.10%       0.42%            --              0.42%(1)

   Zero Coupon Bond Fund
     Portfolio Series 2005+...      0.10%           --           1.06%       1.16%            --                --(20)(26)

TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio................      0.80%           --           0.05%       0.85%            --              0.85%

   MFS Total Return Portfolio.      0.80%           --           0.02%       0.82%            --              0.82%
   Pioneer Strategic Income
     Portfolio................      0.75%           --           0.25%       1.00%            --              1.00%

   Smith Barney Aggressive
     Growth Portfolio.........      0.80%           --           0.02%       0.82%            --              0.82%

   Smith Barney High Income
     Portfolio................      0.60%           --           0.09%       0.69%            --              0.69%

   Smith Barney International
     All Cap Growth Portfolio+      0.90%           --           0.09%       0.99%            --              0.99%

   Smith Barney Large Cap
     Value Portfolio..........      0.65%           --           0.04%       0.69%            --              0.69%

   Smith Barney Large
     Capitalization Growth
     Portfolio................      0.75%           --           0.04%       0.79%            --              0.79%

   Strategic Equity Portfolio.      0.80%           --           0.04%       0.84%            --              0.84%

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
----------------               --------------    ----------   ----------  ------------  ----------------   --------------
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio Class
     II Shares*...............      0.60%          0.25%         0.05%       0.90%            --              0.90%

   Emerging Growth Portfolio
     Class I Shares...........      0.70%           --           0.07%       0.77%            --              0.77%

VARIABLE INSURANCE PRODUCTS
   FUND
   Equity-Income Portfolio --
     Initial Class+...........      0.48%           --           0.09%       0.57%            --                --(21)(26)

   Growth Portfolio-- Initial
     Class+...................
                                    0.58%           --           0.09%       0.67%            --                --(22)(26)
   High Income Portfolio --
     Initial Class+...........      0.58%           --           0.11%       0.69%            --              0.69%

VARIABLE INSURANCE PRODUCTS
   FUND II
   Asset Manager Portfolio --
     Initial Class+...........      0.53%           --           0.10%       0.63%            --                --(23)(26)

   Contrafund(R)Portfolio--
     Service Class*...........      0.58%          0.10%         0.09%       0.77%            --                --(24)(26)

VARIABLE INSURANCE PRODUCTS
   FUND III
   Mid Cap Portfolio --
     Service Class 2*.........      0.58%          0.25%         0.12%       0.95%            --                --(25)(26)

--------------
  * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

  +    Closed to new investors.


NOTES

  (1) Fund has a voluntary waiver of 1.25%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

  (2) Fund has a voluntary waiver of 0.40%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

  (3) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years.

  (4) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

  (5) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

  (6) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

  (7) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

  (8) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

  (9) The adviser has contractually agreed to maintain the expense limitation to 0.90% through June 30, 2005.

  (10) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2004 to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.

  (11) "Other Expenses" reflects a 0.25% administrative fee, and 0.01% representing the Portfolio's pro rata Trustees' fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

  (12) There was no fee waiver or expense reimbursement for 2003, but effective January 28, 2004 there will be a limit in effect. Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that each fund's net expenses as a percentage of its net assets exceed the average expense ratio for the fund's Lipper peer group of funds underlying variable insurance products.

  (13) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65% for Class A shares.

  (14) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for Class A shares.

  (15) The Adviser has contractually agreed to absorb expenses of the Fund and/or waive fees due to the Adviser in order to ensure that the total Fund operating expenses on an annual basis do not exceed 1.40%. This contract expires July 1, 2004, but may be annually renewed by the Board of Trustees thereafter. The Adviser may recapture some or all of the amounts it waives or absorbs on behalf of the fund over a period of three years if it is able to do so without causing Fund operating expenses to exceed the 1.40% cap.

  (16) Fund has a voluntary waiver of 0.80%. Other Expense include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

  (17) Fund has a voluntary waiver of 0.95%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

  (18) Fund has a voluntary waiver of 1.00%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

  (19) Effective 5/1/03, shareholders approved a new Investment Advisory Agreement that increased the management fee from 0.65% to 0.75%. The actual Management Fee for the year was a blended rate of 0.72%. Other expenses include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

  (20) Fund has a voluntary waiver of 0.15%. Other Expense include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

  (21) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.56%. These offsets may be discontinued at any time.

  (22) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.64%. These offsets may be discontinued as any time.

  (23) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.62%. These offsets may be discontinued at any time.

  (24) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.75%. These offsets may be discontinued at any time.

  (25) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

  (26) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for Underlying Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the Underlying Fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the Underlying Fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                            VOLUNTARY FEE
                                                                            WAIVER AND/OR
                                                                               EXPENSE              NET TOTAL ANNUAL
FUNDING OPTION                                                              REIMBURSEMENT          OPERATING EXPENSES
--------------                                                         ------------------------  ------------------------
Credit Suisse Trust Emerging Market Portfolio......................             0.41%                     1.40%
Multiple Discipline Portfolio-- All Cap Growth and Value...........             0.31%                     1.00%
Multiple Discipline Portfolio-- Balanced All Cap Growth and  Value.             1.35%                     1.00%
Zero Coupon Bond Fund Portfolio Series 2005........................             1.01%                     0.15%
Equity-Income Portfolio-- Initial Class............................             0.01%                     0.56%
Growth Portfolio-- Initial Class...................................             0.03%                     0.64%
Asset Manager Portfolio-- Initial Class............................             0.01%                     0.62%
Contrafund(R)Portfolio-- Service Class..............................            0.02%                     0.75%
Mid Cap Portfolio-- Service Class 2................................             0.02%                     0.93%

                 DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS
                                    AND FUNDS
                             THE INSURANCE COMPANIES

Please refer to your Policy to determine which Company issued your Policy.

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

THE TRAVELERS LIFE AND ANNUITY COMPANY is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all of the United States (except New York), the District of Columbia and Puerto Rico.

Each Company is an indirect wholly-owned subsidiary of Citigroup Inc. Each Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

               THE SEPARATE ACCOUNTS AND THEIR INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor separate accounts. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the applicable Separate Account. The income, gains, and losses are credited to, or charged against each separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

The Travelers Insurance Company sponsors The Travelers Fund UL Separate Account for Variable Life Insurance (Fund UL), while The Travelers Life and Annuity Company sponsors The Travelers Fund UL II Separate Account for Variable Life Insurance (Fund UL II). Fund UL was established on November 10, 1983 and Fund UL II was established on October 17, 1995. Both Separate Accounts were established under the laws of Connecticut and both are registered with the Securities and Exchange Commission ("SEC") as unit investment trusts under the Investment Company Act of 1940 and qualify as "separate accounts."

The Separate Accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The separate accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvest in additional shares of that Fund. Finally, the assets of the separate accounts may not be used to pay any liabilities of the insurance companies other than those arising from the Policies, and the insurance companies are obligated to pay all amounts promised to Policy Owners under the Policies.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's Investment Adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Contract, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.60% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-800-334-4298 OR THROUGH YOUR INSURANCE AGENT. We do not guarantee the investment results of the Funds.

                                                         INVESTMENT                               INVESTMENT
                 FUND                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
Capital Appreciation Fund                  Seeks growth of capital. The Fund          Travelers Asset Management
                                           normally invests in equity securities      International Company LLC ("TAMIC")
                                           of issuers of any size and in any          Subadviser: Janus Capital Corp.
                                           industry.

Dreyfus Stock Index Fund-- Initial         Seeks to match the total return of the     The Dreyfus Corporation
Shares+                                    S&P 500 Index. The Fund normally           Subadviser: Mellon Equity
                                           invests in all 500 stocks in the S&P       Associates
                                           500 in proportion to their weighting
                                           in the index.
Managed Assets Trust                       Seeks high total return. The Fund          TAMIC
                                           normally invests in equities,              Subadviser: Travelers Investment
                                           convertible and fixed-income               Management Company ("TIMCO")
                                           securities. The Fund's policy is to
                                           allocate investments among asset
                                           classes.
Money Market Portfolio                     Seeks high current return with             TAMIC
                                           preservation of capital and liquidity.
                                           The Fund normally invests in
                                           high-quality short term money market
                                           instruments.
ALLIANCEBERNSTEIN VARIABLE PRODUCT
  SERIES FUND, INC.
   AllianceBernstein Premier Growth        Seeks growth of capital. The Fund          Alliance Capital Management L.P.
     Portfolio-- Class B                   normally invests in equity securities
                                           of a relatively small number of
                                           intensely researched U.S. companies.

                                                         INVESTMENT                               INVESTMENT
                 FUND                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund-- Class 2 Shares     Seeks capital appreciation. The Fund       Capital Research and Management
                                           normally invests in common stocks of       Co. ("CRM")
                                           companies located around the world.
   Growth Fund-- Class 2 Shares            Seeks capital appreciation. The Fund       CRM
                                           normally invests in common stocks of
                                           companies that appear to offer
                                           superior opportunities for growth of
                                           capital.
   Growth-Income Fund-- Class 2 Shares     Seeks capital appreciation and income.     CRM
                                           The Fund normally invests in common
                                           stocks or other securities that
                                           demonstrate the potential for
                                           appreciation and/or dividends.
CREDIT SUISSE TRUST
   Credit Suisse Trust Emerging            Seeks long term growth of capital. The     Credit Suisse Asset Management, LLC
     Market Portfolio+                     Fund normally invests in equity            Subadviser: Credit Suisse Asset
                                           securities of companies located in, or     Management Limited
                                           conducting a majority of their
                                           business, in emerging markets.
DELAWARE VIP TRUST
   Delaware VIP REIT Series--              Seeks to achieve maximum long term         Delaware Management
     Standard Class                        total return with capital appreciation     Company("Delaware")
                                           as a secondary objective. The Fund
                                           normally invests in companies that
                                           manage a portfolio of real estate to
                                           earn profits for shareholders
                                           (REITS).
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund--      Seeks long term capital growth             The Dreyfus Corporation ("Dreyfus")
     Appreciation Portfolio-- Initial      consistent with the preservation of        Subadviser: Fayez Sarofim & Co.
     Shares                                capital. Current income is a secondary
                                           objective. The Fund normally invests
                                           in common stocks of established
                                           companies.
   Dreyfus Variable Investment Fund--      Seeks to maximize capital                  Dreyfus
     Developing Leaders Portfolio--        appreciation. The Fund normally
     Initial Shares                        invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Small Cap Fund-- Class 2       Seeks long-term capital growth. The        Franklin Advisers, Inc.
     Shares                                Fund normally invests in small
                                           capitalization companies.
   Mutual Shares Securities Fund--         Seeks capital appreciation. Income is      Franklin Mutual Advisers, LLC
     Class 2 Shares                        a secondary objective. The Fund
                                           normally invests in equity securities
                                           of companies believed to be
                                           undervalued.
   Templeton Developing Markets            Seeks long-term capital appreciation.      Templeton Asset Management Ltd.
     Securities Fund-- Class 2 Shares      The Fund normally invests in the
                                           investments of emerging market
                                           countries, primarily equity securities.
   Templeton Foreign Securities Fund       Seeks long-term capital growth. The        Templeton Investment Counsel, LLC
    -- Class 2 Shares                      Fund normally invests in investments,
                                           primarily equity securities, of
                                           issuers located outside of the U.S.,
                                           including those in emerging markets.
   Templeton Growth Securities Fund--      Seeks long-term capital growth. The        Templeton Global Advisors Limited
     Class 1 Shares+                       Fund normally invests in equity
                                           securities of companies located
                                           anywhere in the world, including the
                                           U.S. and emerging markets.
GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Goldman Sachs Capital Growth Fund       Seeks long-term growth of capital.         Ayco Asset Management
                                           The Fund normally invests in common
                                           stocks of large capitalization
                                           companies.




                                                         INVESTMENT                               INVESTMENT
                 FUND                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
GREENWICH STREET SERIES FUND
   Equity Index Portfolio-- Class I        Seeks investment results that, before      TIMCO
     Shares                                expenses, correspond to the price and
                                           yield performance of the S&P 500
                                           Index. The Fund normally invests in
                                           equity securities, or other
                                           investments with similar economic
                                           characteristics that are included in
                                           the S&P 500 Index.
   Fundamental Value Portfolio             Seeks long-term capital growth.            Smith Barney Fund Management LLC
                                           Current income is a secondary              ("SBFM")
                                           consideration. The Fund normally
                                           invests in common stocks, and common
                                           stock equivalents of companies,
                                           believed to be undervalued.
JANUS ASPEN SERIES
   Global Technology Portfolio--           Seeks long-term growth of capital. The     Janus Capital Management LLC
     Service Shares                        Fund normally invests in securities of     ("Janus Capital")
                                           companies that are expected to benefit
                                           from advances or improvements in
                                           technology.
   Mid Cap Growth Portfolio-- Service      Seeks capital growth. The Fund             Janus Capital
     Shares                                normally invests in equity securities
                                           of mid-sized companies.
   Worldwide Growth Portfolio--            Seeks growth of capital in a manner        Janus Capital
     Service Shares+                       consistent with the preservation of
                                           capital. The Fund normally invests in
                                           the common stocks of companies of any
                                           size throughout the world.
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap             Seeks long-term capital appreciation.      Lazard Asset Management, LLC
     Portfolio                             The Fund normally invests in equity
                                           securities, principally common stocks,
                                           of relatively small U.S. companies
                                           that are believed to be undervalued
                                           based on their earnings, cash flow or
                                           asset values.
PIMCO VARIABLE INSURANCE TRUST
   Total Return Portfolio--                Seeks maximum total return, consistent     Pacific Investment Management
     Administrative Class                  with preservation of capital and           Company LLC
                                           prudent investment management. The
                                           Fund normally invests in intermediate
                                           maturity fixed income securities.
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Mid Cap Value VCT               Seeks capital appreciation. The Fund       Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares           normally invests in the equity
                                           securities of mid-size companies.
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth Fund--       Seeks long-term growth of capital. The     Putnam Investment Management
     Class IB Shares+                      Fund normally invests in the common
                                           stocks of U.S. companies believed to
                                           be fast-growing and whose earnings are
                                           likely to increase over time.
   Putnam VT International Equity          Seeks capital appreciation. The Fund       Putnam Investment Management
     Fund-- Class IB Shares+               normally invests in common stocks of       ("Putnam")
                                           companies outside the U S.
   Putnam VT Small Cap Value Fund--        Seeks capital appreciation. The Fund       Putnam
     Class IB Shares                       normally invests in the common stocks
                                           of U.S. companies believed to be
                                           undervalued in the market.

                                                         INVESTMENT                               INVESTMENT
                 FUND                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
SCUDDER INVESTMENT VIT FUNDS
   EAFE(R)Equity Index Fund-- Class A       Seeks to replicate, before expenses,       Deutsche Asset Management, Inc
     Shares                                the performance of the Morgan Stanley      ("Deutsche")
                                           Capital International EAFE Index,          Subadviser: Northern Trust
                                           which emphasizes stocks of companies       Investments, Inc.
                                           in Europe, Australia and the Far East.
                                           The Fund normally invests in stocks
                                           and related securities that are
                                           representative of the EAFE Index as a
                                           whole.
   Small Cap Index Fund-- Class A          Seeks to replicate, before expenses,       Deutsche Asset Management, Inc.
     Shares                                the performance of the Russell 2000        Subadviser: Northern Trust
                                           Small Stock Index, which emphasizes        Investments, Inc.
                                           stocks of small U.S. companies. The
                                           Fund normally invests in stocks and
                                           other securities that are
                                           representative of the Russell 2000
                                           Index as a whole.
SMITH BARNEY MULTIPLE DISCIPLINE TRUST
   Multiple Discipline Portfolio--         Seeks long-term growth of capital. The     SBFM
     All Capitalization Growth and         Fund normally invests in equity
     All Capitalization Value              securities within all market
                                           capitalization ranges. The Fund
                                           consists of two segments. The All Cap
                                           Growth segment combines the growth
                                           potential of small to medium
                                           companies with the stability of
                                           high-quality large company growth
                                           stocks. The All Cap Value segment
                                           invests in companies whose market
                                           prices are attractive in relation to
                                           their business fundamentals.
   Multiple Discipline Portfolio--         Seeks long-term growth of capital          SBFM
     Balanced All Capitalization           balanced principal preservation. The
     Growth and All Capitalization         Fund normally invests in equity and
     Value                                 fixed-income growth securities. The
                                           Fund consists of three segments. The
                                           All Cap Growth segment combines the
                                           growth potential of small to medium
                                           companies with the stability of
                                           high-quality large company growth
                                           stocks. The All Cap Value segment
                                           invests in companies whose market
                                           prices are attractive in relation to
                                           their business fundamentals. The
                                           Government Securities Management
                                           (7-Year) segment invests in short and
                                           intermediate term U.S. government
                                           securities with an average maturity
                                           of 7 years.
THE MERGER FUND VL
   The Merger Fund VL                      Seeks capital growth by engaging in        Westchester Capital Management,
                                           merger arbitrage. The Fund will            Inc.
                                           normally invest in the equity
                                           securities of companies that are
                                           involved in publicly announced
                                           mergers, takeovers, tender offers,
                                           leveraged buyouts, spin-offs,
                                           liquidations and other corporate
                                           reorganizations. Merger arbitrage is a
                                           highly specialized investment approach
                                           generally designed to profit from the
                                           successful completion of such
                                           transactions.
THE TRAVELERS SERIES TRUST
   Convertible                             Securities Portfolio Seeks current
                                           income and capital TAMIC
                                           appreciation. The Fund normally
                                           invests in convertible securities.
   Equity Income Portfolio                 Seeks reasonable income. The Fund          TAMIC
                                           normally invests in equity securities      Subadviser: Fidelity Management &
                                           with a focus on income producing           Research Company ("FMR")
                                           equities.
   Large Cap Portfolio                     Seeks long term growth of capital. The     TAMIC
                                           Fund normally invests in the               Subadviser: FMR
                                           securities of companies with large
                                           market capitalizations.

                                                         INVESTMENT                               INVESTMENT
                 FUND                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
   MFS Mid Cap Growth Portfolio            Seeks long term growth of capital. The     TAMIC
                                           Fund normally invests in equity            Subadviser: MFS
                                           securities of companies with medium
                                           market capitalization that are
                                           believed to have above average growth
                                           potential.
   Pioneer Fund Portfolio                  Seeks reasonable income and capital        TAMIC
                                           growth. The Fund normally invests in
                                           Subadviser: Pioneer Investment equity
                                           securities that are carefully
                                           Management Inc. selected, reasonably
                                           priced securities.
   U.S. Government Securities              Seeks current income, total return and     TAMIC
                                           Portfolio high credit quality. The Fund
                                           normally invests in securities issued or
                                           guaranteed by the U.S. Government, its
                                           agencies or instrumentalities.
   Zero Coupon Bond Fund Portfolio         Seeks high consistent total return         TAMIC
     Series 2005+                          with preservation of capital. The Fund
                                           normally invests in zero coupon
                                           securities.
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio      Seeks capital appreciation. The Fund       Travelers Investment Adviser Inc.
                                           normally invests in common stocks of       ("TIA")
                                           companies that are likely to benefit       Subadviser: AIM Capital Management
                                           from new products, services or             Inc.
                                           processes or have experienced
                                           above-average earnings growth.
   MFS Total Return Portfolio              Seeks above average income consistent      TIA
                                           with the prudent employment of             Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.
   Pioneer Strategic Income Portfolio      Seeks high current income consistent       TIA
                                           with preservation of capital. The Fund     Subadviser: Putnam Investment
                                           normally invests in debt securities of     Management, Inc.
                                           U.S. and foreign governments and
                                           corporations.
   Smith Barney Aggressive Growth          Seeks long-term capital appreciation.      SBFM
     Portfolio                             The Fund normally invests in common
                                           stocks of companies that are
                                           experiencing, or are expected to
                                           experience, growth in earnings.
   Smith Barney High Income Portfolio      Seeks high current income.                 SBFM
                                           Secondarily, seeks capital
                                           appreciation. The Fund normally
                                           invests in high yield corporate debt
                                           and preferred stock of U.S. and
                                           foreign issuers.
   Smith Barney International All Cap      Seeks total return on assets from          SBFM
     Growth Portfolio+                     growth of capital and income. The Fund
                                           normally invests in equity securities
                                           of foreign companies.
   Smith Barney Large Cap Value            Seeks long-term growth of capital.         SBFM
     Portfolio                             Current income is a secondary
                                           objective. The Fund normally invests
                                           in equities, or similar securities,
                                           of companies with large market
                                           capitalizations.
   Smith Barney Large Capitalization       Seeks long term growth of capital. The     SBFM
     Growth Portfolio                      Fund normally invests in equities, or
                                           similar securities, of companies with
                                           large market capitalizations.
   Strategic Equity Portfolio              Seeks capital appreciation. The Fund       TIA
                                           normally invests in the equity             Subadviser: FMR
                                           securities, primarily in common stocks
                                           of domestic issuers, and is not
                                           constrained to any particular
                                           investment style.
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares      Seeks capital growth and income. The       Van Kampen Asset Management Inc.
                                           Fund normally invests in common and        ("Van Kampen")
                                           preferred stocks, and convertible
                                           securities, of well established
                                           undervalued companies.
   Emerging Growth Portfolio Class I       Seeks capital appreciation. The Fund       Van Kampen
     Shares                                normally invests in common stocks of
                                           emerging growth companies.

                                                         INVESTMENT                               INVESTMENT
                 FUND                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
VARIABLE INSURANCE PRODUCTS FUND
   Equity-Income Portfolio-- Initial       Seeks reasonable income. The Fund          FMR
     Class+                                normally invests in equity securities
                                           with a focus on income producing
                                           equities.
   Growth Portfolio-- Initial Class+       Seeks capital appreciation. The Fund       FMR
                                           normally invests in common stocks
                                           believed to have above-average growth
                                           potential.
   High Income Portfolio-- Initial         Seeks a high level of current income       FMR
     Class+                                while also considering growth of
                                           capital. The Fund normally invests in
                                           income-producing debt securities,
                                           preferred stocks and convertible
                                           securities, with an emphasis on
                                           lower-quality debt securities.
VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio-- Initial       Seeks high total return with reduced       FMR
     Class+                                risk over the long-term. The Fund
                                           normally invests by allocating assets
                                           among stocks, bonds and short-term
                                           instruments.
   Contrafund(R)Portfolio-- Service         Seeks long term capital appreciation.      FMR
     Class                                 The Fund normally invests in common
                                           stocks of companies whose value may
                                           not be fully recognized by the public.
VARIABLE INSURANCE PRODUCTS FUND III
   Mid Cap Portfolio-- Service Class 2     Seeks long term growth of capital. The     FMR
                                           Fund normally invests in common stocks
                                           of companies with medium market
                                           capitalizations.

--------------
 +  Closed to new investors.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next semi-annual or annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (may not be available in all states)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Cash Value to the Fixed Account (subject to certain restrictions; see Transfers). We credit the portion of Cash Value allocated to the Fixed

Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Cash Value. The Fixed Account will not share in the investment performance of our General Account.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

       o the ability for you to make withdrawals and surrenders under the Policies

       o   the ability for you to obtain a loan under the Policies

       o   the Death Benefit paid on the death of the Insured

       o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing)

       o administration of the various elective options available under the Policies and

       o   the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

       o expenses associated with underwriting applications, increases in the Stated Amount and Riders

       o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies

       o sales and marketing expenses including commission payments to your sales agent and

       o   other costs of doing business.

RISKS we assume include:

       o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected and

       o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

       o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge of 2.50% OF EACH PREMIUM PAYMENT. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. This charge is waived if the Policy Stated Amount plus the Primary Insured Term Rider is at least $5,000,000.

       o PREMIUM TAX CHARGE: We deduct a charge of 2.25% OF EACH PREMIUM PAYMENT for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from

           0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

       o FEDERAL DEFERRED ACQUISITION COST CHARGE: We deduct a charge of 1.25% OF EACH PREMIUM PAYMENT to compensate the Company for expenses associated with its federal income tax liability relating to its receipt of premium.

                           CHARGES AGAINST CASH VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account, (unless you select the ALLOCATED CHARGES OPTION -- see below.) We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

       o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.

       o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

       o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

       o POLICY ADMINISTRATIVE EXPENSE CHARGE: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. In addition, there is a $6.00 monthly charge until the Maturity Date for Stated Amounts less than $100,000.

       o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

ALLOCATED CHARGES OPTION (ACO): You may elect in writing to have us deduct the Monthly Deduction Amount from specified Funds and the Fixed Account rather than from all Funds on a pro rata basis. You may select a maximum of five Funds (including the Fixed Account) to deduct the Monthly Deduction Amount from you and you must designate the applicable amount from each specified fund in a whole percentage. In any given month if the value of any specified Fund is insufficient to support its share of the Monthly Deduction Amount, the Monthly Deduction Amount will be taken pro rata from all Funds.

To elect ACO, you must complete our ACO election form and send it to us. We may modify, suspend or terminate ACO at anytime without prior notification.

SURRENDER CHARGES: A Policy surrendered for all or a portion of its Cash Value during the first ten (10) Policy Years and for the first ten (10) Policy Years after an increase in Stated Amount is subject to a surrender charge. However, we will not assess a surrender charge on the amount of the increase in Stated Amount on surrenders made within ten (10) Policy Years following an increase in Stated Amount pursuant to a Cost of Living Adjustment Rider or in changing the Death Benefit option. In addition, we will not assess a surrender charge on partial surrenders up to 10% of the greater of Cash Value or premiums paid (less any free partial withdrawals made in the same Policy Year). The surrender charge is a per thousand of Stated Amount charge that varies by original issue age and increases with the issue age of the Insured.

The surrender charge decreases by 10% each year over the ten (10) year period. For example, for a 45-year-old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

            POLICY YEAR           CHARGE                POLICY YEAR           CHARGE
           --------------     ----------------         ---------------    ---------------
                 1               $1,077.00                   6               $538.50
                 2                  969.00                   7                430.50
                 3                  861.00                   8                322.50
                 4                  754.00                   9                216.00
                 5                  646.50                   10               108.00

The minimum PARTIAL SURRENDER amount is $500. If you request a partial surrender, the Death Benefit, Amount Insured and Cash Value will be reduced by the amount surrendered, including any surrender charges. The deduction from the Cash Value will be made on a pro-rata basis against the Cash Value of each Investment Option unless you request otherwise in writing. The portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. Certain surrenders may result in taxable income and tax penalties. For additional information please see the Policy Summary and Fee Tables in this prospectus.

DECREASES IN THE STATED AMOUNT OF INSURANCE. You may request a decrease in the Stated Amount after the second Policy Year. The decrease will be effective on the later of the Deduction Date or immediately following your requested effective date. There is a charge for requested Stated Amount decreases as shown in your Policy Summary and described in the Fee Tables in this prospectus. After any change, the Stated Amount in effect may not be less than the minimum Stated Amount shown on your Policy Summary. We will send you a supplemental Policy Summary reflecting any change. A decrease in the Stated Amount in a substantially funded Policy may produce a cash distribution that is included in your gross income.

                      CHARGES AGAINST THE SEPARATE ACCOUNT

       o MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks at an annual rate of 0.65% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0.20% thereafter. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy an arrangement where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                               POLICY DESCRIPTION

Travelers Variable Life Accumulator is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account to which you direct your Net Premium Payments. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                           SIMILAR POLICY AVAILABILITY

We offer two similar variable life insurance policies to customers: Travelers Variable Life and this Policy, Travelers Variable Life Accumulator. These two Policies were designed for two different classes of customers, with differing investment objectives. The charges and fees of the two Policies are different from each other. Generally, the charges and fees for The Travelers Variable Life are less than those for The Travelers Variable Life Accumulator.

       o Travelers Variable Life is most appropriate if:

           o Your objective is to obtain the highest death benefit that can be purchased for a specific premium amount

           o You are more concerned with paying the lowest premium for a specific death benefit need

           o Your objective is to build Cash Value without needing to access these values through loans or surrenders.

       o Travelers Variable Life Accumulator is most appropriate if:

           o Your objective is to accumulate Cash Value for the purpose of accessing these values through loans and surrenders on a tax favored basis

           o The specified amount of the Policy's death benefit is secondary to taking advantage of accumulating Cash Value on a tax-deferred basis which you can access through loans or surrenders.

Your agent can provide hypothetical illustrations of how each Policy will perform to help you decide which Policy best suits your needs. These illustrations use an assumed rate of return. Less favorable rates of return could require you to make additional Premium Payments to maintain your Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

       o   Requested Stated Amount (minimum of $50,000)

       o   Death Benefit Option

       o   Beneficiary

       o   Investment Option selections and

       o   Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you TEMPORARY LIFE INSURANCE. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see "Terms and Conditions" in the Temporary Insurance Agreement for details on coverage dates and amounts.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or "free-look" period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application.

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. Depending on state law we will refund to you either (1) the Policy's Cash Value plus any charges and expenses which may have been deducted minus any loans or (2) any Premiums Paid minus any Outstanding Loans.

                        TAX FREE `SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

       o   Assigning the Policy

           The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

       o   Receiving the MATURITY BENEFIT

           If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

             1. Outstanding loan;

             2. Monthly Deduction Amount due but not paid; and

             3. Amount payable to an assignee under a collateral assignment of the Policy.

           Upon maturity, insurance ends and we have no further obligation under the Policy.

       o   Changing or revoking a Beneficiary

           The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

           Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

       o   Decreases in the Stated Amount of Insurance

           You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

             1.  against the most recent increase in the Stated Amount
             2. to other increases in the reverse order in which they occurred and

             3.  to the initial Stated Amount.

           A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income. Decreases in the Stated Amount may also result in an assessment of a proportional surrender charge. This charge is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge that would otherwise be applicable. Any decrease in the Stated Amount will not change the amount of the Policy Administrative Expense Charge.

       o   Changing the Death Benefit Option

           You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change requires additional underwriting approval.

           You may also request a change from Option 2 to Option 1, without additional underwriting approval.

           Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see "Death Benefit."

       o Increases in the Stated Amount (requires additional underwriting approval)

           You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 86. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested.

           We will require you to submit a new application and evidence of insurability for any requested increase in the Stated Amount. We require evidence of insurability because we issue an additional "insurance segment" associated with the increase. Each insurance segment will have its own issue age, risk class and in certain instances, charges. In this case, we will attribute your Cash Value to each insurance segment in the order they were added to the Policy to compute our insurance risk and to calculate the Cost of Insurance Charge.

           If you surrender all or a portion of your Policy, we will apply the corresponding per thousand surrender charge for each insurance segment and then add the surrender charges for each insurance segment together to calculate the amount of the surrender charge.

Written requests for changes should be sent to the Travelers Life and Annuity, Policy Holder Services, P.O. Box 990019, Hartford, CT 06199-0010. You can contact us by calling (800)-334-4298. Some Policy changes may have tax consequences. You should consult a tax adviser before requesting any changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due (unless you elect the Lapse Protection Guarantee Rider). If you elect the Lapse Protection Guarantee Rider at issue, there will be a minimum cumulative premium requirement in order to keep the Rider in effect. If you do not meet the minimum cumulative premium requirement on a monthly basis the Rider will lapse. (See the Lapse and Reinstatement section for more information on this Rider.)

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

       o mailing a check, payable to Travelers Life and Annuity: to Travelers Life and Annuity, One Cityplace, 3CP, Hartford, CT 06103-3415 or

       o by direct checking account deductions (you must complete a pre-authorization collection form).

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, thereafter we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                   CASH VALUE

Each Policy has a CASH VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Cash Value is the sum of the values held in the INVESTMENT OPTIONS, the FIXED ACCOUNT and the LOAN ACCOUNT. A Policy's Cash Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (A VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the
following equation:      a     - c
                     --------
                         b

A is:

       1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date plus

       2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended plus or minus

       3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves and

B is:

       1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date plus or minus

       2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

       a. Net Premium Payments allocated to the Fixed Account since the preceding day

       b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

       c. Interest credited to the Fixed Account since the preceding day, minus:

       d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

       e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the Cash Value) since the preceding day

       f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

       g. Any surrender amounts, including applicable surrender charges, that have been deducted from the Fixed Account since the preceding day

       h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.


                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan amount from the Investment Options and the Fixed Account to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.66% in Policy Years 1-15 and 3.85% in Policy Years 16 and later on an annual basis. We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy's Cash Value, the value in the Loan Account (i.e., the amount adjusted for any repayments or additional Policy loans) we transferred from the Investment Options and the Fixed Account to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

                             TRANSFERS OF CASH VALUE

MARKET TIMING/EXCESSIVE TRADING

THE POLICY IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Policy Owners, we will restrict or eliminate the number of transfers you can make and/or may restrict or eliminate the mode of transfers you may make (e.g., we will not accept transfers made via facsimile or telephone). We will notify you if we reject a transfer request.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

                o   the dollar amount you request to transfer;

                o the number of transfers you made within the previous three months;

                o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

                o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

Transfers made under a Dollar Cost Averaging Program (if available) or a rebalancing program (if available), are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

                o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

                o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners.

     TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

You may only transfer amounts from the Fixed Account to any of the Investment Options twice each Policy Year. The amount of each transfer may not exceed the greater of: (a) $500 or (b) 12.5% of the Fixed Account value as of the date we receive your transfer request. The Fixed Account is not available for transfers to the Investment Options through the Dollar Cost Averaging program. In addition, the Fixed Account is excluded from all Portfolio Rebalancing programs.

     TRANSFER OF CASH VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

We reserve the right to limit or deny requests for transfers from any Investment Option into the Fixed Account if, at the time we receive the request: (a) the Fixed Account value is greater than or equal to 30% of the Cash Value of your Policy or (b) the Fixed Account value would become greater than or equal to 30% of your Policy's Cash Value as a result of the requested transfer.

                               TELEPHONE TRANSFERS

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

                       DOLLAR COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of Cash Value on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $5000 of Cash Value in the Investment Option from which amounts will be transferred out of to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of Cash Value, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form. The Fixed Account is excluded from all rebalancing program transactions.

                                  DEATH BENEFIT

If your Policy is in effect on the date of the Insured's death, we will pay your Beneficiary a Death Benefit. WE MAY REDUCE THE DEATH BENEFIT PAYABLE AS DISCUSSED BELOW UNDER "PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS." All or part of the Death Benefit may be paid in cash or applied to one or more of the PAYMENT OPTIONS described in the following pages.

You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loans and unpaid Monthly Deduction Amount.

OPTION 1 (THE LEVEL OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

OPTION 2 (THE VARIABLE OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

In order to be treated as life insurance under federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the MINIMUM AMOUNT INSURED). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the GUIDELINE PREMIUM TEST.

Under the Guideline Premium Test, a Policy's Death Benefit will not be less than the Policy's Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy's Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.

                    ATTAINED AGE
                   OF THE INSURED                      CORRIDOR FACTORS
             ----------------------------       --------------------------------
                        0-40                                 250%
                         45                                  215%
                         50                                  185%
                         55                                  150%
                         60                                  130%
                         65                                  120%
                         70                                  115%
                         75                                  105%
                         95+                                 100%

The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

                        CHANGING THE DEATH BENEFIT OPTION

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner's estate. In addition, we may defer payment of proceeds that exceed the Death Benefit for up to six months from the date of the request for the payment.

If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (see Limits on Right to Contest and Suicide Exclusion). In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company's PAYMENT OPTIONS. We may defer payment of proceeds, which exceed the Death Benefit for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

       OPTION 1 -- Payments of a fixed amount

       OPTION 2 -- Payments for a fixed period

       OPTION 3 -- Amounts Held at Interest

       OPTION 4 -- Monthly Life Income

       OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

       OPTION 6 -- Joint and Survivor Monthly Life Income -- Two-Thirds to
                   Survivor

       OPTION 7 -- Joint and Last Survivor Monthly Life Income-- Monthly Payment
                   Reduces on Death of First Person Named

       OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

We offer two riders that may extend your coverage beyond the Policy's Maturity
Date: the Maturity Extension Rider and the Coverage Extension Rider. However, the tax consequences of continuing the Policy beyond the Maturity Date are unclear. You should consult your tax adviser before electing the rider to assess any potential tax liability. Details about these riders are in the "Other Benefits -- Riders" section below.

                                 OTHER BENEFITS

                                 EXCHANGE OPTION

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable life insurance issued by the Company (or an affiliated company, if allowed by state law) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Stated Amount will be the same for each Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an equitable adjustment in payments and Cash Values to reflect variance, if any, in the payments (and charges) and Cash Values under this policy and the new policy. If you make an exchange, the current Cash Value of this Policy will be increased by the cost of insurance charges assessed under the Policy since the Policy Date. This amount is then used to purchase the non-variable permanent life insurance (new policy). We will then adjust the new policy for insurance charges that would have been paid had you originally purchased the new policy (with the same Stated Amount as the old

Policy) on the Policy Date of this Policy. If these adjustments result in the Policy not qualifying as life insurance under applicable federal tax laws, we may make a cash distribution to you, which may be taxable.

                    RIDERS (SUPPLEMENTAL INSURANCE BENEFITS)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider. Depending on your circumstances, it may be less costly to purchase more death benefit coverage under the Primary Insured Term Rider than under the basic variable policy.

ACCIDENTAL DEATH BENEFIT RIDER         Additional death benefit if Insured's death results from bodily injury before age 70.

ACCELERATED DEATH BENEFIT RIDER        Access a portion of death benefit in the event of terminal illness or permanent confinement to a nursing care facility.

CHILD TERM INSURANCE RIDER             Provides level term insurance for Insured's children, stepchildren or legally adopted children.

COST OF LIVING ADJUSTMENT RIDER        Allows automatic increases in the face amount based on increases in the Consumer Price
                                       Index.

COVERAGE EXTENSION RIDER               The Coverage Extension Rider allows the policy to continue in force
(AVAILABLE ONLY IF THE INSURED'S       beyond the Maturity Date. The policy will be continued until the earlier of the
ISSUE AGE IS 80 OR LESS)               Insured's Death or the receipt of a request for full surrender. The Death Benefit after the Maturity Date will be equal to the Amount Insured as of the date of Death, minus any loan amount due and any amounts payable under a collateral assignment of the policy. After the Maturity Date, Interest on loans will continue to accrue and will be added to the total Loan Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

ESTATE TAX REPEAL RIDER                Allows surrender charges to be waived in the event that Federal Estate Tax is repealed.

FULL SURRENDER CHARGE WAIVER RIDER     For policies with a minimum initial premium of $50,000, --allows the surrender charges to be waived if the policy is fully surrendered during the first five policy years.
                                       There is a charge for this rider.

LAPSE PROTECTION GUARANTEE RIDER       This Rider is only available with Death Benefit Option 1. The Rider provides that if,
(LIFETIME)                             during the lifetime of the Insured the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse Protection
                                       Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a Monthly Deduction Day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due. The Monthly Lapse Protection
                                       Premium will change to reflect any changes you make to the Stated Amount or Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing you the new Monthly Lapse Protection Premium that must be met. This Rider may be cancelled if you switch to Death Benefit Option 2. The Monthly Lapse Protection
                                       Premium requirement increases after the 10th Policy Year.

LAPSE PROTECTION GUARANTEE RIDER       This Rider is only available with Death Benefit Option 1. The Rider provides that if,
(20 YEAR)                              during the first 20 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse Protection
                                       Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a Monthly Deduction Day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due. The Monthly Lapse Protection
                                       Premium will change to reflect any changes you make to the Stated Amount or Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing you the new Monthly Lapse Protection Premium that must be met. This Rider may be cancelled if you switch to Death Benefit Option 2. There is a charge for this
                                       Rider.

MATURITY EXTENSION RIDER               The Maturity Extension Rider allows the policy to continue in force beyond the
(AVAILABLE ONLY IF THE INSURED'S       Maturity Date. The policy will be continued until the earlier of the Insured's Death
ISSUE AGE IS BETWEEN 81-85)            or the receipt of a request for full surrender. The Death Benefit after the Maturity
                                       Date will be equal to the Cash Value as of the date of Death, minus any Loan Account value and any amounts payable under a collateral assignment of the policy. After the
                                       Maturity Date, Interest on loans will continue to accrue and will be added to the total Loan Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

PRIMARY INSURED TERM RIDER             Additional death benefit protection for the insured.

RETURN OF PREMIUM RIDER                Provides annual increases to the Stated Amount of the Policy on each Policy
                                       Anniversary. No evidence of insurability is required. The amount of each annual increase will be equal to the sum of the total amount of increases that have been provided under this Rider as of the preceding Policy Anniversary, multiplied by the
                                       Return of Premium Rate shown in the Rider; plus the total premiums received by us and applied to the Policy during the preceding Policy Year, multiplied by 100% plus the
                                       Return of Premium Rate. There is a maximum sum of increases provided under this Rider and once the maximum is reached, no further increases will be allowed.


SPOUSE TERM INSURANCE RIDER            Provides additional death benefit coverage for the Insured's spouse.

SPECIFIED AMOUNT PAYMENT RIDER         Credits specified amount to the Cash Value in the event of total disability.

WAIVER OF DEDUCTION AMOUNT RIDER       Waives Monthly Deduction Amount in the event of disability.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See Tax Treatment of Policy Benefits.)

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans and benefits received under the Accelerated Death Benefit Rider, and minus any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options and The Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy's Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy's Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy's Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See Federal Tax Considerations.)

                                 LOAN CONDITIONS

       o You may borrow up to 100% of the Policy's Cash Value, minus surrender charges. We determine Cash Value on the day we receive the written loan request. We will charge you interest on the amount of the loan.

       o The loan request must be at least $500, except where state law requires a different minimum.

       o To secure the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account. We make the transfer from the Investment Options on a pro rata basis, unless you give us different allocation instructions. The portion of the loan transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A loan from the Fixed Account in an amount greater than this proportionate amount is not permitted.

       o Amounts in the Loan Account earn interest at a rate of 4% per year in arrears.

       o We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

       o We charge interest on the outstanding amount of your loan(s), and you must pay this interest in advance, at the beginning of each Policy Year, at the rate shown below. Interest not paid when due will be added to the amount of the loan. We will transfer the amount of the unpaid interest from the Investment Options on a pro rata basis to the Loan Account. The portion of the unpaid loan interest transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date the unpaid loan interest is added to the Outstanding Loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request. The table below shows the interest rates we will charge.

                          POLICY YEARS                    RATE CHARGED
                     ------------------------        ------------------------
                             1 - 15                           5.66%
                          16 and later                        3.85%

       o You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.

       o Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.

       o As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from.

       o We will deduct any unpaid loan amount, including interest you owe, from your Cash Value when you surrender the Policy and from the Death Benefit proceeds payable.

       o If any unpaid loan amount, including any interest you owe, equals or exceeds the Cash Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. (See Lapse and Reinstatement.)

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." In addition, the tax consequences of a loan after the fifteenth Policy Year are uncertain.

You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                   LAPSE PROTECTION GUARANTEE RIDER (LIFETIME)

This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the lifetime of the Insured, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, Age of the Insured and the Stated Amount of the Policy. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

                   LAPSE PROTECTION GUARANTEE RIDER (20 YEAR)

This 20 Year rider is available only with Death Benefit Option 1 (the Level Option). The 20 Year Rider provides that if, during the first 20 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, Age of the Insured and the Stated Amount of the Policy. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to the Rider under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The 20 Year Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

       (1)  the Policy was not surrendered for cash

       (2)  you furnish us with acceptable evidence of insurability

       (3)  you pay all past due Monthly Deduction Amounts

       (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts

       (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

       o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

       o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

       o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code (IRC). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

       o   A definition of a life insurance contract

       o   Diversification requirements for separate account assets

       o Limitations on policy owner's control over the assets in a separate account

       o Guidelines to determine the maximum amount of premium that may be paid into a policy

       o   Limitations on withdrawals from a policy

       o Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the Separate Account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the Separate Account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Mutual Funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets. As of the date of this prospectus, no such guidance has been issued. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of a policy, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC) as determined by IRC Section 7702A. A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT LEGAL DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10% additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal adviser before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. The laws of the state that govern the Policy determine the existence of an insurable interest. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump-sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump-sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Accounts, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

       o   the Cash Value, Stated Amount and Amount Insured

       o   the date and amount of each Premium Payment

       o   the date and amount of each Monthly Deduction

       o the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account

       o the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges

       o   the annualized cost of any Riders purchased under the Policy and

       o a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another Separate Account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

Certain broker-dealer firms may receive additional compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates, and may be based on aggregate or anticipated sales of the Policies, meeting certain sales thresholds and/or overhead expenses incurred by the broker-dealer firms in offering the variable product. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. The Company and TDLLC have entered into such arrangements with Interlink Securities, Inc., Intersecurities, Inc., NFP Securities, Inc., The Leaders Group, Tower Square Securities, Inc., Transamerica Financial Advisers, Inc., Highland Capital Securities, Inc. and Underwriter Equity Corporation. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The amount and timing of overall compensation, including both commissions and additional compensation as outlined above, may vary depending on the selling and other agreementS in place, but is not expected to exceed 130.28% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewal premium paid after Policy Year 1. We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Funds or serves as a subadviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

TOWER SQUARE SECURITIES. TDLLC has entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. Such representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company. Sales of the Policies may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 12 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Cash Value in any case whenever:

       (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority or

       (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when policy values are being withdrawn from the Fixed Account.

                     RESTRICTIONS OF FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                                LEGAL PROCEEDINGS

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Companies have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Companies' variable product operations on market timing, late trading and revenue sharing. The Companies are cooperating fully with all of these reviews and are not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                              FINANCIAL STATEMENTS

We have included the applicable Company's financial statements and the applicable Separate Account's financial statements in the applicable Statement of Additional Information.

                                   APPENDIX A
                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday.

AMOUNT INSURED -- under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASH SURRENDER VALUE -- the Cash Value less any Outstanding Loans and applicable surrender charges.

CASH VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Company that issued your Policy appears on your Policy and is determined primarily by the state where you purchased the Policy.

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND  -- (see Mutual Fund.)

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY (IES) -- either The Travelers Insurance Company or The Travelers Life and Annuity Company depending on which company issues your Policy.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expense risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Cash Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value, which includes Cost of Insurance Charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK -- the Death Benefit minus the Cash Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Travelers Variable Life Accumulator, an individual variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM ALLOCATION INSTRUCTIONS -- the instructions you provide us to allocate your Premium Payments among the Investment Options and/or Fixed Account. You may change your Premium Allocation Instructions by written direction.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

SEPARATE ACCOUNT(S) -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

TERM AMOUNT -- The amount of insurance provided by the Rider.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   APPENDIX B
--------------------------------------------------------------------------------


SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
               (FOR ALL POLICIES EXCEPT THOSE ISSUED IN NEW YORK)

                                                             DURATION
 ISSUE    ----------------------------------------------------------------------------------------------------------------
  AGE        1           2          3          4           5          6           7           8          9          10
--------  ---------   --------   ---------  ---------   --------   ---------  ----------  ----------  ---------   --------
   0          2.04       1.84        1.63       1.43       1.22        1.02        0.82        0.61       0.41       0.20
   1          2.04       1.84        1.63       1.43       1.22        1.02        0.82        0.61       0.41       0.20
   2          2.04       1.84        1.63       1.43       1.22        1.02        0.82        0.61       0.41       0.20
   3          2.04       1.84        1.63       1.43       1.22        1.02        0.82        0.61       0.41       0.20
   4          2.04       1.84        1.63       1.43       1.22        1.02        0.82        0.61       0.41       0.20
   5          2.19       1.97        1.75       1.53       1.31        1.10        0.88        0.66       0.44       0.22
   6          2.19       1.97        1.75       1.53       1.31        1.10        0.88        0.66       0.44       0.22
   7          2.21       1.99        1.77       1.55       1.33        1.11        0.88        0.66       0.44       0.22
   8          2.23       2.01        1.78       1.56       1.34        1.12        0.89        0.67       0.45       0.22
   9          2.26       2.03        1.81       1.58       1.36        1.13        0.90        0.68       0.45       0.23
  10          2.39       2.15        1.91       1.67       1.43        1.20        0.96        0.72       0.48       0.24
  11          2.46       2.21        1.97       1.72       1.48        1.23        0.98        0.74       0.49       0.25
  12          2.54       2.29        2.03       1.78       1.52        1.27        1.02        0.76       0.51       0.25
  13          2.65       2.39        2.12       1.86       1.59        1.33        1.06        0.80       0.53       0.27
  14          2.75       2.48        2.20       1.93       1.65        1.38        1.10        0.83       0.55       0.28
  15          2.76       2.48        2.21       1.93       1.66        1.38        1.10        0.83       0.55       0.28
  16          2.77       2.49        2.22       1.94       1.66        1.39        1.11        0.83       0.55       0.28
  17          2.79       2.51        2.23       1.95       1.67        1.40        1.12        0.84       0.56       0.28
  18          2.82       2.54        2.26       1.97       1.69        1.41        1.13        0.85       0.56       0.28
  19          2.90       2.61        2.32       2.03       1.74        1.45        1.16        0.87       0.58       0.29
  20          2.86       2.57        2.29       2.00       1.72        1.43        1.14        0.86       0.57       0.29
  21          2.93       2.64        2.34       2.05       1.76        1.47        1.17        0.88       0.59       0.29
  22          2.99       2.69        2.39       2.09       1.79        1.50        1.20        0.90       0.60       0.30
  23          3.04       2.74        2.43       2.13       1.82        1.52        1.22        0.91       0.61       0.30
  24          3.06       2.75        2.45       2.14       1.84        1.53        1.22        0.92       0.61       0.31
  25          3.08       2.77        2.46       2.16       1.85        1.54        1.23        0.92       0.62       0.31
  26          3.14       2.83        2.51       2.20       1.88        1.57        1.26        0.94       0.63       0.31
  27          3.25       2.93        2.60       2.28       1.95        1.63        1.30        0.98       0.65       0.33
  28          3.37       3.03        2.70       2.36       2.02        1.69        1.35        1.01       0.67       0.34
  29          3.47       3.12        2.78       2.43       2.08        1.74        1.39        1.04       0.69       0.35
  30          3.49       3.14        2.79       2.44       2.09        1.75        1.40        1.05       0.70       0.35
  31          3.64       3.28        2.91       2.55       2.18        1.82        1.46        1.09       0.73       0.36
  32          3.78       3.40        3.02       2.65       2.27        1.89        1.51        1.13       0.76       0.38
  33          3.92       3.53        3.14       2.74       2.35        1.96        1.57        1.18       0.78       0.39
  34          4.08       3.67        3.26       2.86       2.45        2.04        1.63        1.22       0.82       0.41
  35          4.19       3.77        3.35       2.93       2.51        2.10        1.68        1.26       0.84       0.42
  36          4.43       3.99        3.54       3.10       2.66        2.22        1.77        1.33       0.89       0.44
  37          4.66       4.19        3.73       3.26       2.80        2.33        1.86        1.40       0.93       0.47
  38          4.91       4.42        3.93       3.44       2.95        2.46        1.96        1.47       0.98       0.49
  39          5.14       4.63        4.11       3.60       3.08        2.57        2.06        1.54       1.03       0.51
  40          5.69       5.12        4.55       3.98       3.41        2.85        2.28        1.71       1.14       0.57
  41          6.05       5.45        4.84       4.24       3.63        3.03        2.42        1.82       1.21       0.61
  42          6.41       5.77        5.13       4.49       3.85        3.21        2.56        1.92       1.28       0.64
  43          6.76       6.08        5.41       4.73       4.06        3.38        2.70        2.03       1.35       0.68
  44          7.13       6.42        5.70       4.99       4.28        3.57        2.85        2.14       1.43       0.71
  45          7.18       6.46        5.74       5.03       4.31        3.59        2.87        2.15       1.44       0.72
  46          7.66       6.89        6.13       5.36       4.60        3.83        3.06        2.30       1.53       0.77

                                                             DURATION
 ISSUE    ----------------------------------------------------------------------------------------------------------------
  AGE        1           2          3          4           5          6           7           8          9          10
--------  ---------   --------   ---------  ---------   --------   ---------  ----------  ----------  ---------   --------
  47          8.14       7.33        6.51       5.70       4.88        4.07        3.26        2.44       1.63       0.81
  48          8.63       7.77        6.90       6.04       5.18        4.32        3.45        2.59       1.73       0.86
  49          9.11       8.20        7.29       6.38       5.47        4.56        3.64        2.73       1.82       0.91
  50         10.00       9.00        8.00       7.00       6.00        5.00        4.00        3.00       2.00       1.00
  51         10.67       9.60        8.54       7.47       6.40        5.34        4.27        3.20       2.13       1.07
  52         11.35      10.22        9.08       7.95       6.81        5.68        4.54        3.41       2.27       1.14
  53         12.02      10.82        9.62       8.41       7.21        6.01        4.81        3.61       2.40       1.20
  54         12.70      11.43       10.16       8.89       7.62        6.35        5.08        3.81       2.54       1.27
  55         13.01      11.71       10.41       9.11       7.81        6.51        5.20        3.90       2.60       1.30
  56         13.99      12.59       11.19       9.79       8.39        7.00        5.60        4.20       2.80       1.40
  57         14.97      13.47       11.98      10.48       8.98        7.49        5.99        4.49       2.99       1.50
  58         15.96      14.36       12.77      11.17       9.58        7.98        6.38        4.79       3.19       1.60
  59         16.93      15.24       13.54      11.85      10.16        8.47        6.77        5.08       3.39       1.69
  60         17.91      16.12       14.33      12.54      10.75        8.96        7.16        5.37       3.58       1.79
  61         19.52      17.57       15.62      13.66      11.71        9.76        7.81        5.86       3.90       1.95
  62         21.12      19.01       16.90      14.78      12.67       10.56        8.45        6.34       4.22       2.11
  63         22.73      20.46       18.18      15.91      13.64       11.37        9.09        6.82       4.55       2.27
  64         24.34      21.91       19.47      17.04      14.60       12.17        9.74        7.30       4.87       2.43
  65         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  66         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  67         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  68         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  69         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  70         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  71         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  72         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  73         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  74         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  75         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  76         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  77         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  78         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  79         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  80         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  81         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  82         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  83         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  84         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54
  85         25.40      22.86       20.32      17.78      15.24       12.70       10.16        7.62       5.08       2.54

                                   APPENDIX C
--------------------------------------------------------------------------------


SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
                     (FOR POLICIES ISSUED IN NEW YORK ONLY)

                                                             DURATION
 ISSUE      ----------------------------------------------------------------------------------------------------------------
  AGE          1           2          3          4           5          6           7           8          9          10
--------    ---------   --------   ---------  ---------   --------   ---------  ----------  ----------  ---------   --------
      0        2.04       1.84       1.63        1.43       1.22        1.02       0.82        0.61       0.41       0.20
      1        2.04       1.84       1.63        1.43       1.22        1.02       0.82        0.61       0.41       0.20
      2        2.04       1.84       1.63        1.43       1.22        1.02       0.82        0.61       0.41       0.20
      3        2.04       1.84       1.63        1.43       1.22        1.02       0.82        0.61       0.41       0.20
      4        2.04       1.84       1.63        1.43       1.22        1.02       0.82        0.61       0.41       0.20
      5        2.19       1.97       1.75        1.53       1.31        1.10       0.88        0.66       0.44       0.22
      6        2.19       1.97       1.75        1.53       1.31        1.10       0.88        0.66       0.44       0.22
      7        2.21       1.99       1.77        1.55       1.33        1.11       0.88        0.66       0.44       0.22
      8        2.23       2.01       1.78        1.56       1.34        1.12       0.89        0.67       0.45       0.22
      9        2.26       2.03       1.81        1.58       1.36        1.13       0.90        0.68       0.45       0.23
     10        2.39       2.15       1.91        1.67       1.43        1.20       0.96        0.72       0.48       0.24
     11        2.46       2.21       1.97        1.72       1.48        1.23       0.98        0.74       0.49       0.25
     12        2.54       2.29       2.03        1.78       1.52        1.27       1.02        0.76       0.51       0.25
     13        2.65       2.39       2.12        1.86       1.59        1.33       1.06        0.80       0.53       0.27
     14        2.75       2.48       2.20        1.93       1.65        1.38       1.10        0.83       0.55       0.28
     15        2.76       2.48       2.21        1.93       1.66        1.38       1.10        0.83       0.55       0.28
     16        2.77       2.49       2.22        1.94       1.66        1.39       1.11        0.83       0.55       0.28
     17        2.79       2.51       2.23        1.95       1.67        1.40       1.12        0.84       0.56       0.28
     18        2.82       2.54       2.26        1.97       1.69        1.41       1.13        0.85       0.56       0.28
     19        2.90       2.61       2.32        2.03       1.74        1.45       1.16        0.87       0.58       0.29
     20        2.86       2.57       2.29        2.00       1.72        1.43       1.14        0.86       0.57       0.29
     21        2.93       2.64       2.34        2.05       1.76        1.47       1.17        0.88       0.59       0.29
     22        2.99       2.69       2.39        2.09       1.79        1.50       1.20        0.90       0.60       0.30
     23        3.04       2.74       2.43        2.13       1.82        1.52       1.22        0.91       0.61       0.30
     24        3.06       2.75       2.45        2.14       1.84        1.53       1.22        0.92       0.61       0.31
     25        3.08       2.77       2.46        2.16       1.85        1.54       1.23        0.92       0.62       0.31
     26        3.14       2.83       2.51        2.20       1.88        1.57       1.26        0.94       0.63       0.31
     27        3.25       2.93       2.60        2.28       1.95        1.63       1.30        0.98       0.65       0.33
     28        3.37       3.03       2.70        2.36       2.02        1.69       1.35        1.01       0.67       0.34
     29        3.47       3.12       2.78        2.43       2.08        1.74       1.39        1.04       0.69       0.35
     30        3.49       3.14       2.79        2.44       2.09        1.75       1.40        1.05       0.70       0.35
     31        3.64       3.28       2.91        2.55       2.18        1.82       1.46        1.09       0.73       0.36
     32        3.78       3.40       3.02        2.65       2.27        1.89       1.51        1.13       0.76       0.38
     33        3.92       3.53       3.14        2.74       2.35        1.96       1.57        1.18       0.78       0.39
     34        4.08       3.67       3.26        2.86       2.45        2.04       1.63        1.22       0.82       0.41
     35        4.19       3.77       3.35        2.93       2.51        2.10       1.68        1.26       0.84       0.42
     36        4.43       3.99       3.54        3.10       2.66        2.22       1.77        1.33       0.89       0.44
     37        4.66       4.19       3.73        3.26       2.80        2.33       1.86        1.40       0.93       0.47
     38        4.91       4.42       3.93        3.44       2.95        2.46       1.96        1.47       0.98       0.49
     39        5.14       4.63       4.11        3.60       3.08        2.57       2.06        1.54       1.03       0.51
     40        5.69       5.12       4.55        3.98       3.41        2.85       2.28        1.71       1.14       0.57
     41        6.05       5.45       4.84        4.24       3.63        3.03       2.42        1.82       1.21       0.61
     42        6.41       5.77       5.13        4.49       3.85        3.21       2.56        1.92       1.28       0.64
     43        6.76       6.08       5.41        4.73       4.06        3.38       2.70        2.03       1.35       0.68
     44        7.13       6.42       5.70        4.99       4.28        3.57       2.85        2.14       1.43       0.71
     45        7.18       6.46       5.74        5.03       4.31        3.59       2.87        2.15       1.44       0.72
     46        7.66       6.89       6.13        5.36       4.60        3.83       3.06        2.30       1.53       0.77

                                                             DURATION
 ISSUE      ----------------------------------------------------------------------------------------------------------------
  AGE          1           2          3          4           5          6           7           8           9         10
--------    ---------   --------   ---------  ---------   --------   ---------  ----------  ----------  ---------   --------
     47        8.14       7.33       6.51        5.70       4.88        4.07       3.26        2.44        1.63       0.81
     48        8.63       7.77       6.90        6.04       5.18        4.32       3.45        2.59        1.73       0.86
     49        9.11       8.20       7.29        6.38       5.47        4.56       3.64        2.73        1.82       0.91
     50       10.00       9.00       8.00        7.00       6.00        5.00       4.00        3.00        2.00       1.00
     51       10.67       9.60       8.54        7.47       6.40        5.34       4.27        3.20        2.13       1.07
     52       11.35      10.22       9.08        7.95       6.81        5.68       4.54        3.41        2.27       1.14
     53       12.02      10.82       9.62        8.41       7.21        6.01       4.81        3.61        2.40       1.20
     54       12.70      11.43      10.16        8.89       7.62        6.35       5.08        3.81        2.54       1.27
     55       13.01      11.71      10.41        9.11       7.81        6.51       5.20        3.90        2.60       1.30
     56       13.99      12.59      11.19        9.79       8.39        7.00       5.60        4.20        2.80       1.40
     57       14.97      13.47      11.98       10.48       8.98        7.49       5.99        4.49        2.99       1.50
     58       15.96      14.36      12.77       11.17       9.58        7.98       6.38        4.79        3.19       1.60
     59       16.20      13.77      11.34       10.53       9.72        8.10       6.48        4.86        3.24       1.62
     60       16.30      13.86      11.41       10.60       9.78        8.15       6.52        4.89        3.26       1.63
     61       16.50      14.03      11.55       10.73       9.90        8.25       6.60        4.95        3.30       1.65
     62       16.70      14.20      11.69       10.86      10.02        8.35       6.68        5.01        3.34       1.67
     63       16.90      14.37      11.83       10.99      10.14        8.45       6.76        5.07        3.38       1.69
     64       17.20      14.62      12.04       11.18      10.32        8.60       6.88        5.16        3.44       1.72
     65       17.40      14.79      12.18       11.31      10.44        8.70       6.96        5.22        3.48       1.74
     66       17.70      15.05      12.39       11.51      10.62        8.85       7.08        5.31        3.54       1.77
     67       18.00      15.30      12.60       11.70      10.80        9.00       7.20        5.40        3.60       1.80
     68       18.40      15.64      12.88       11.96      11.04        9.20       7.36        5.52        3.68       1.84
     69       18.80      15.98      13.16       12.22      11.28        9.40       7.52        5.64        3.76       1.88
     70       19.50      16.58      13.65       12.68      11.70        9.75       7.80        5.85        3.90       1.95
     71       20.50      17.43      14.35       13.33      12.30       10.25       8.20        6.15        4.10       2.05
     72       21.70      18.45      15.19       14.11      13.02       10.85       8.68        6.51        4.34       2.17
     73       23.00      19.55      16.10       14.95      13.80       11.50       9.20        6.90        4.60       2.30
     74       24.40      20.74      17.08       15.86      14.64       12.20       9.76        7.32        4.88       2.44
     75       25.40      22.86      20.32       17.78      15.24       12.70      10.16        7.62        5.08       2.54
     76       25.40      22.86      20.32       17.78      15.24       12.70      10.16        7.62        5.08       2.54
     77       25.40      22.86      20.32       17.78      15.24       12.70      10.16        7.62        5.08       2.54
     78       25.40      22.86      20.32       17.78      15.24       12.70      10.16        7.62        5.08       2.54
     79       25.40      22.86      20.32       17.78      15.24       12.70      10.16        7.62        5.08       2.54
     80       25.40      22.86      20.32       17.78      15.24       12.70      10.16        7.62        5.08       2.54
     81       25.40      22.86      20.32       17.78      15.24       12.70      10.16        7.62        5.08       2.54
     82       25.40      22.86      20.32       17.78      15.24       12.70      10.16        7.62        5.08       2.54
     83       25.40      22.86      20.32       17.78      15.24       12.70      10.16        7.62        5.08       2.54
     84       25.40      22.86      20.32       17.78      15.24       12.70      10.16        7.62        5.08       2.54
     85       25.40      22.86      20.32       17.78      15.24       12.70      10.16        7.62        5.08       2.54

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, 3CP, Hartford, CT 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI contains additional information about the Registrant and can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03927 and 811-07411


                                                                         L-16281

                                                                           05/04

                 TRAVELERS VARIABLE LIFE ACCUMULATOR -- SERIES 2
   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES -- MAY 3, 2004 PROSPECTUS
                            ISSUED TO INDIVIDUALS BY:
  THE TRAVELERS INSURANCE COMPANY -- THE TRAVELERS FUND UL (A SEPARATE ACCOUNT)
                                       OR
          THE TRAVELERS LIFE AND ANNUITY COMPANY -- THE TRAVELERS FUND

UL II (A SEPARATE ACCOUNT) This prospectus describes information you should know before you purchase Travelers Variable Life Accumulator - Series 2, a flexible premium variable life insurance policy issued by The Travelers Insurance Company
(TIC) or The Travelers Life and Annuity Company (TLAC). TLAC does not solicit or issue insurance products in the state of New York. Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on the life of an individual and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in professionally managed Mutual Funds (THE FUNDS, LISTED BELOW). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund                                               PUTNAM VARIABLE TRUST
Managed Assets Trust                                                       Putnam VT Small Cap Value Fund -- Class IB Shares
Money Market Portfolio                                                  SCUDDER INVESTMENT VIT FUNDS
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.                       EAFE(R) Equity Index Fund -- Class A Shares
   AllianceBernstein Premier Growth Portfolio -- Class B                   Small Cap Index Fund -- Class A Shares
AMERICAN FUNDS INSURANCE SERIES                                         SMITH BARNEY MULTIPLE DISCIPLINE TRUST
   Global Growth Fund -- Class 2 Shares                                    Multiple Discipline Portfolio -- All Cap Growth and Value
   Growth Fund -- Class 2 Shares                                           Multiple Discipline Portfolio -- Balanced All Cap Growth
   Growth-Income Fund -- Class 2 Shares                                    and Value
DELAWARE VIP TRUST                                                      THE MERGER FUND VL
   Delaware VIP REIT Series -- Standard Class                              The Merger Fund VL
DREYFUS VARIABLE INVESTMENT FUND                                        THE TRAVELERS SERIES TRUST
   Dreyfus Variable Investment Fund -- Appreciation Portfolio --           Convertible Securities Portfolio
   Initial Shares                                                          Equity Income Portfolio
   Dreyfus Variable Investment Fund - Developing Leaders Portfolio         Large Cap Portfolio
   -- Initial Shares                                                       MFS Mid Cap Growth Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                       Pioneer Fund Portfolio
   Franklin Small Cap Fund -- Class 2 Shares                               U.S. Government Securities Portfolio
   Mutual Shares Securities Fund -- Class 2 Shares                      TRAVELERS SERIES FUND INC.
   Templeton Developing Markets Securities Fund -- Class 2 Shares          AIM Capital Appreciation Portfolio
   Templeton Foreign Securities Fund -- Class 2 Shares                     MFS Total Return Portfolio
GOLDMAN SACHS VARIABLE INSURANCE TRUST                                     Pioneer Strategic Income Portfolio
   Goldman Sachs Capital Growth Fund                                       Smith Barney Aggressive Growth Portfolio
GREENWICH STREET SERIES FUND                                               Smith Barney High Income Portfolio
   Equity Index Portfolio -- Class I Shares                                Smith Barney Large Cap Value Portfolio
   Fundamental Value Portfolio                                             Smith Barney Large Capitalization Growth Portfolio
JANUS ASPEN SERIES                                                         Strategic Equity Portfolio
   Global Technology Portfolio -- Service Shares                        VAN KAMPEN LIFE INVESTMENT TRUST
   Mid Cap Growth Portfolio -- Service Shares                              Comstock Portfolio Class II Shares
LAZARD RETIREMENT SERIES, INC.                                             Emerging Growth Portfolio Class I Shares
   Lazard Retirement Small Cap Portfolio                                VARIABLE INSURANCE PRODUCTS FUND II
PIMCO VARIABLE INSURANCE TRUST                                             Contrafund(R)Portfolio -- Service Class
   Total Return Portfolio -- Administrative Class                       VARIABLE INSURANCE PRODUCTS FUND III
PIONEER VARIABLE CONTRACTS TRUST                                           Mid Cap Portfolio -- Service Class 2
   Pioneer Mid Cap Value VCT Portfolio -- Class II Shares

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May . We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, One Cityplace, 3CP Hartford, Connecticut 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS


SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS.............................    4
Policy Summary ............................................................    4
Principal Policy Benefits..................................................    4
Principal Policy Risks.....................................................    6
Fund Company Risks.........................................................    7
FEE TABLES.................................................................    8
Transaction Fees...........................................................    8
Periodic Charges other than Fund Operating Expenses........................    9
Charges for Optional Riders................................................   10
Fund Charges and Expenses..................................................   13
DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS AND FUNDS..................   18
The Insurance Companies....................................................   18
The Separate Accounts and Their Investment Options.........................   18
The Funds..................................................................   19
Voting Rights..............................................................   24
Conflicts of Interest......................................................   24
The Fixed Account..........................................................   24
POLICY CHARGES AND DEDUCTIONS..............................................   24
Charges Against Premium....................................................   25
Charges Against Cash Value.................................................   25
Charges Against the Separate Account.......................................   27
Fund Charges...............................................................   27
Modification, Reserved Rights and Other Charges............................   27
POLICY DESCRIPTION.........................................................   28
Similar Policy Availability................................................   28
Applying for a Policy......................................................   28
When Coverage Begins.......................................................   29
Right to Cancel (free look period).........................................   29
Tax Free 'Section 1035' Exchanges..........................................   29
Ownership/Policy Rights....................................................   29
PREMIUMS...................................................................   31
Amount, Frequency and Duration of Premium Payments.........................   31
Allocation of Premium Payments.............................................   32
VALUES UNDER YOUR POLICY...................................................   32
Cash Value.................................................................   32
Investment Option Valuation................................................   32
Fixed Account Valuation....................................................   33
Loan Account Valuation.....................................................   33
TRANSFERS..................................................................   34
Transfers of Cash Value....................................................   34
Transfer of Cash Value from the Fixed Account to the Investment Options....   34
Transfer of Cash Value from the Investment Options to the Fixed Account....   35
Telephone Transfers........................................................   35
Dollar Cost Averaging (DCA Program)........................................   35
Portfolio Rebalancing......................................................   35

DEATH BENEFIT..............................................................   35
Death Benefit Examples.....................................................   36
Changing the Death Benefit Option..........................................   37
Paying the Death Benefit and Payment Options...............................   37
BENEFITS AT MATURITY.......................................................   38
OTHER BENEFITS.............................................................   38
Exchange Option............................................................   38
Riders (Supplemental Insurance Benefits)...................................   38
POLICY SURRENDERS..........................................................   40
Full Surrender.............................................................   41
Partial Surrender..........................................................   41
POLICY LOANS...............................................................   41
Loan Conditions............................................................   41
Effects of Loans...........................................................   42
LAPSE AND REINSTATEMENT....................................................   42
Lapse......................................................................   42
Grace Period...............................................................   42
Lapse Protection Guarantee Rider (Lifetime)................................   43
Lapse Protection Guarantee Rider (20 Year).................................   43
Reinstatement..............................................................   43
FEDERAL TAX CONSIDERATIONS.................................................   44
Potential Benefits of Life Insurance.......................................   44
Tax Status of the Policy...................................................   44
Tax Treatment of Policy Benefits...........................................   45
OTHER TAX CONSIDERATIONS...................................................   47
Insurable Interest.........................................................   47
The Company's Income Taxes.................................................   48
Alternative Minimum Tax....................................................   48
OTHER POLICY INFORMATION...................................................   48
Payment and Suspension of Valuation........................................   48
Policy Statements..........................................................   48
Limits on Right to Contest and Suicide Exclusion...........................   48
Misstatement as to Sex and Age.............................................   49
Policy Changes.............................................................   49
Distribution...............................................................   49
Emergency Procedure........................................................   50
Restrictions on Financial Transactions.....................................   50
LEGAL PROCEEDINGS..........................................................   51
FINANCIAL STATEMENTS.......................................................   51
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS..............  A-1
APPENDIX B: SURRENDER PENALTIES FOR ALL POLICIES EXCEPT THOSE ISSUED
  IN NEW YORK..............................................................  B-1
APPENDIX C: SURRENDER PENALTIES FOR ALL POLICIES ISSUED IN NEW YORK........  C-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a summary of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

Travelers Variable Life Accumulator - Series 2 is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

       o   Death Benefit

           We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

           In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

           o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured

           o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

           The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

       o   Policy Surrenders (Withdrawals)

           You may withdraw some or all of your money from your Policy (minus any applicable charges and fees). After the first Policy Year, we will not assess a Surrender Charge on partial surrenders up to 10% of the greater of the Cash Value or premiums paid (less any partial surrenders made in the same Policy Year).

       o   Policy Loans

           You may borrow against your Policy using your Policy as collateral.

       o   The Investment Options and the Corresponding Funds

           You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

       o   The Fixed Account

           You may allocate Premium Payments and transfer Cash Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Cash Value into or out of the Fixed Account are permitted subject to certain restrictions.

       o   Flexible Premium Payments

           After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

       o   Payment Options

           You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump-sum or various periodic payments) to receive the Policy Proceeds.

       o   Tax-Free Death Benefit

           Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

       o   Right to Cancel Period

           We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

       o   Dollar Cost Averaging

           Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

       o   Portfolio Rebalancing

           This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

       o   Exchange Option

           During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

       o   Riders (Supplemental Insurance Benefits)

           You may add additional insurance to your Policy by Rider. A number of different riders are available, ranging from a Cost of Living Adjustment Rider to a Lapse Protection Guarantee Rider. Please see "Other Benefits" for descriptions of all the riders.

       o   Personalized Illustrations

           You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Cash Value and Death Benefit can change over time and how the investment performance of the Funds impact the Cash Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

                             PRINCIPAL POLICY RISKS

       o   Poor Fund Performance (Investment Risk)

           The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

       o   Tax Risks

           We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

       o   Policy Lapse

           There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

       o   Policy Withdrawal Limitations

           Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

       o   Effects of Policy Loans

           A Policy loan, whether or not repaid, will affect your Policy's Cash Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

       o   Credit Risk

           The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

       o   Increase in Current Fees and Expenses

           Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

       o   Policy is not Suited for Short-Term Investment

           We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

       o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

       o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

           A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

           There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and, where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES

             CHARGE                WHEN WE DEDUCT THE CHARGE                          AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Front-End Sales Charge on          Upon receipt of each         Current Charge:               2.50% of each Premium Payment
Stated Amounts                                                  -------------------------------------------------------------
Plus Primary Insured Term Rider    Premium Payment              GUARANTEED CHARGE:            2.50% OF EACH PREMIUM PAYMENT
$50,000 - $4,999,999
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge on Stated Amounts     Not applicable               Current Charge:               0%
Plus Primary Insured Term Rider                                 -------------------------------------------------------------
$5,000,000+                                                     GUARANTEED CHARGE:            0%
-----------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge                 Upon receipt of each         Current Charge:               2.25% of each Premium Payment
                                                                -------------------------------------------------------------
                                   Premium Payment              GUARANTEED CHARGE:            2.25% OF EACH PREMIUM PAYMENT
-----------------------------------------------------------------------------------------------------------------------------
Federal Deferred Acquisition       Upon receipt of each         Current Charge:               1.25% of each Premium Payment
Cost                                                            -------------------------------------------------------------
Charge                             Premium Payment              GUARANTEED CHARGE:            1.25% OF EACH PREMIUM PAYMENT
-----------------------------------------------------------------------------------------------------------------------------
Surrender Charge(1) (decreases     When you fully or            Current Charge:               Rates per $1000 of Stated
over a 10-year period -            partially surrender your                                   Amount for First Year of
see also Appendix B                Policy within the first                                    Coverage:
 and Appendix C)                   ten (10) Policy Years and                                  Minimum: $2.04(2)
                                   for the first ten (10)                                     Maximum: $25.40(3)
                                   Policy Years after an        -------------------------------------------------------------
                                   increase in Stated Amount    GUARANTEED CHARGE:            RATES PER $1000 OF STATED
                                   After the first policy                                     AMOUNT FOR FIRST YEAR OF
                                   year, there is no charge                                   COVERAGE:
                                   for partial surrenders up                                  MINIMUM: $2.04(2)
                                   to the greater of 10% of                                   MAXIMUM: $25.4(3)
                                   premium or 10% of Cash       -------------------------------------------------------------
                                   Value.                       Sample Charge for a           Rates per $1000 of Stated
                                                                37-year-old male,             Amount for First Year of
                                                                non-smoker, preferred risk    Coverage:
                                                                class, with death benefit     Current: $4.66
                                                                option 1 and a $660,000       Guaranteed: $4.66
                                                                face amount.
-----------------------------------------------------------------------------------------------------------------------------
Decrease of Stated Amount          When a decrease in Stated    Current Charge:               Rates per $1000 of decrease
(decreases over a 10-year period   Amount is requested                                        in Stated Amount for the
-- see also Appendix B and                                                                    First Year of Coverage:
Appendix C)(1)                                                                                Minimum: $2.04(2)
                                                                                              Maximum: $ 25.40(3)
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            RATES PER $1000 OF DECREASE
                                                                                              IN STATED AMOUNT FOR FIRST
                                                                                              YEAR OF COVERAGE:
                                                                                              MINIMUM: $2.04(2)
                                                                                              MAXIMUM: $ 25.40(3)
                                                                -------------------------------------------------------------
                                                                Sample Charge for a           Rates per $1000 of Stated
                                                                37-year-old male,             Amount for First Year of
                                                                non-smoker, preferred risk    Coverage:
                                                                class, with death benefit     Current: $4.66
                                                                option 1 and a $660,000       Guaranteed: $4.66
                                                                face amount.
--------------------------------------------------------------------------------------------------------------------------------

--------------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the surrender charges that would apply to you, please contact your agent or registered representative.

(2) Sample charge for any insured less than a year old regardless of sex, risk class or underwriting.

(3) Sample charge for any insured age 85-years old regardless of sex, risk class or underwriting.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

             CHARGE                  WHEN WE DEDUCT THE CHARGE                     AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge (COI(1))    Monthly on the Deduction     Current Charge:               Rates per $1000 of Net Amount
                                     Day                                                        At Risk for the First Year of
                                                                                                Coverage:
                                                                                                Minimum: $0.0571(2)
                                                                                                Maximum: $70.0102(3)
                                                                  -------------------------------------------------------------
                                                                  GUARANTEED CHARGE:            RATES PER $1000 OF NET AMOUNT
                                                                                                AT RISK FOR FIRST YEAR OF
                                                                                                COVERAGE:
                                                                                                MINIMUM: $0.0571(2)
                                                                                                MAXIMUM: $77.1471(3)
                                                                  -------------------------------------------------------------
                                                                  Sample Charge for a           Rates per $1000 of Net Amount
                                                                  37-year-old male,             At Risk for First Year of
                                                                  non-smoker, preferred risk    Coverage:
                                                                  class, with death benefit     Current: $0.1611
                                                                  option 1 and a $660,000 face  Guaranteed: $0.2078
                                                                  amount.
-------------------------------------------------------------------------------------------------------------------------------
Policy Administrative Expense        Monthly from Cash Value      Current Charge:               Monthly Rate per $1000 of
Charges (2 Parts)                    for the first three (3)                                    Initial Stated Amount for the
                                     Policy Years on the                                        first three years of coverage
                                     Deduction Date and for                                     or for the three years
                                     three (3) Policy Years                                     following an increase in
                                     after an increase in                                       Stated Amount:
                                     Stated Amount                                              Minimum: $0.06(4)
                                                                                                Maximum: $ 0.15(5)
                                                                  -------------------------------------------------------------
                                                                  GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                                INITIAL STATED AMOUNT FOR THE
                                                                                                FIRST THREE YEARS OF COVERAGE
                                                                                                OR FOR THE THREE YEARS
                                                                                                FOLLOWING AN INCREASE IN
                                                                                                STATED AMOUNT:
                                                                                                MINIMUM: $0.08(6)
                                                                                                MAXIMUM: $0.15(5)
                                                                  -------------------------------------------------------------
                                                                  Sample Charge for a           Monthly Rate per $1000 of
                                                                  37-year-old male,             Initial Stated Amount for the
                                                                  non-smoker, preferred         first three years of coverage
                                                                  risk class, with death        or for the three years
                                                                  benefit option 1 and          following an increase in
                                                                  a $700,000 face amount.       Stated Amount:
                                                                                                Current: $0.05
                                                                                                Guaranteed: $0.08
-------------------------------------------------------------------------------------------------------------------------------
                                     Monthly from Cash Value      Current Charge:               $6.00 monthly charge until
                                     until the Maturity Date                                    the Maturity Date for Stated
                                                                                                Amounts less than $100,000
                                                                  -------------------------------------------------------------
                                                                  GUARANTEED CHARGE:            SAME AS CURRENT
-------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk (M&E)     Daily from the unloaned      Current Charge:               0.65% on an annual basis of
Charge                               portion of the Cash Value                                  the amounts in the Investment
                                                                                                Options for Policy Years 1-5,
                                                                                                0.40% for Policy Years 6-15
                                                                                                and 0.00% for Policy Years
                                                                                                16+
                                                                 -------------------------------------------------------------
                                                                  GUARANTEED CHARGE:            0.65% on an annual basis of
                                                                                                the amounts in the Investment
                                                                                                Options for the first fifteen
                                                                                                (15) Policy Years and 0.20%
                                                                                                thereafter
------------------------------------------------------------------------------------------------------------------------------

             CHARGE                  WHEN WE DEDUCT THE CHARGE                          AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------------------------------
Policy Loan Cost                     Monthly from the Loan        Current Charge:               2.00% on an annual basis on
                                     Account                                                    the amount loaned for Policy
                                                                                                Years 1-15 and 0.00% on the
                                                                                                amount loaned for Policy
                                                                                                Years 16 and later(7)
                                                                  -------------------------------------------------------------
                                                                  GUARANTEED CHARGE:            SAME AS CURRENT
-------------------------------------------------------------------------------------------------------------------------------

(1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). Cost of Insurance rates generally increase each Policy Year. The cost-of-insurance rates listed do not reflect the addition of any "flat extras". Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

(2)  Sample charge for a 9-year-old female with death benefit option 1.

(3) Sample charge for an 85-year-old male, smoker, Table 10, with death benefit option 1.

(4) Sample charge for any insured with an issue age less than 50 years old regardless of sex, risk class or underwriting.

(5) Sample charge for any insured with issue ages between 60-85 years old (inclusive) regardless of sex, risk class or underwriting.

(6) Sample charge for any insured with an issue age less than 46 years old regardless of sex, risk class or underwriting.

(7) The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS

             CHARGE               WHEN WE DEDUCT THE CHARGE                           AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   Accidental Death Benefit       Monthly from the unloaned     Current Charge:               Monthly Rate per $1000 of
     Rider+                       portion of the Cash Value                                   Term Amount:
                                  on the Deduction Date                                       Minimum: $0.0792(3)
                                                                                              Maximum: $0.1540(4)
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                              TERM AMOUNT:
                                                                                              MINIMUM: $0.0792(3)
                                                                                              MAXIMUM: $0.1540(4)
                                                                -------------------------------------------------------------
                                                                Sample Charge for a           Monthly Rate per $1000 of
                                                                42-year-old male,             Term Amount:
                                                                non-smoker, preferred risk    Current: $0.1056
                                                                class, with death benefit     Guaranteed: $0.1056
                                                                option 1 and a $700,000
                                                                face amount.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit Rider                                 Current Charge:               $150 one time processing fee
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            SAME AS CURRENT
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Child Term Insurance Rider        Monthly from the unloaned     Current Charge:               Monthly Rate per $1000 of
                                  portion of the Cash Value                                   Child Term Rider Unit:
                                  on the Deduction Date.                                      Without Waiver of Deduction
                                                                                              Amount Coverage Rider: $0.50
                                                                                              With Waiver of Deduction
                                                                                              Amount Coverage Rider: $0.52
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                              CHILD TERM RIDER UNIT:
                                                                                              WITHOUT WAIVER OF DEDUCTION
                                                                                              AMOUNT COVERAGE RIDER: $0.50
                                                                                              WITH WAIVER OF DEDUCTION
                                                                                              AMOUNT COVERAGE RIDER: $0.52
                                                                -------------------------------------------------------------
                                                                Sample Charge for a           Monthly Rate per $1000 of
                                                                9-year-old male with          Child Term Rider Unit:
                                                                $10,000 Child Term            Without Waiver of Deduction
                                                                Rider benefit amount          Amount Coverage Rider:  $0.50
                                                                                              With Waiver of Deduction
                                                                                              Amount Coverage Rider: $0.52
-----------------------------------------------------------------------------------------------------------------------------


             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Cost of Living Adjustment Rider*    Monthly from the unloaned   Current Charge:               Rates per $1000 of Net Amount
                                    portion of the Cash Value                                 At Risk for the First Year of
                                    on the Deduction Date                                     Coverage:
                                                                                              Minimum: $0.0571(1)
                                                                                              Maximum: $70.0102(2)
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            RATES PER $1000 OF NET AMOUNT
                                                                                              AT RISK FOR FIRST YEAR OF
                                                                                              COVERAGE:
                                                                                              MINIMUM: $0.0571(1)
                                                                                              MAXIMUM: $77.1471(2)
                                                                -------------------------------------------------------------
                                                                Sample Charge for a           Monthly Rate per $1000 of Net
                                                                37-year-old male,             Amount At Risk for the First
                                                                non-smoker, preferred risk    Year of Coverage:
                                                                class, with death benefit     Current: $0.1611
                                                                option 1 and a $660,000       Guaranteed: $0.2078
                                                                face amount.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Coverage Extension Rider            Not applicable              Current Charge:               No Charge
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            NO CHARGE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Estate Tax Repeal Rider             Monthly from the unloaned   Current Charge:               $25 monthly for the first year
                                    portion of the Cash Value
                                    on the Deduction Date
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            $25 MONTHLY FOR THE FIRST YEAR
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Full Surrender Charge Waiver        Monthly from the unloaned   Current Charge:               $2 monthly for the first five
Rider                               portion of the Cash Value                                 years
                                    on the Deduction Date
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            $2 MONTHLY FOR THE FIRST FIVE
                                                                                              YEARS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Lapse Protection Guarantee Rider     Not  applicable            Current Charge:                No charge
(Lifetime)
                                                               -------------------------------------------------------------
                                                                GUARANTEED CHARGE:             NO CHARGE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Lapse Protection Guarantee Rider    Monthly from the unloaed    Current Charge:               $10 per month
(20 Year)                           portion of the Cash Value
                                    on the Deduction Date
                                    until the earliest of the
                                    first twenty (20) Policy
                                    Years or the Maturity
                                    Date
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            $10 PER MONTH
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Maturity Extension Rider            Not applicable              Current Charge:               No Charge
(available only if Insured's
Issue Age is between 81-85)
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            NO CHARGE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Primary Insured Term Rider ++       Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
                                    portion of the Cash Value                                 Term Amount for the First
                                    on the Deduction Date                                     Year of Coverage:
                                                                                              Minimum: $0.0571(1)
                                                                                              Maximum: $57.8023(2)
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                              TERM AMOUNT FOR THE FIRST
                                                                                              YEAR OF COVERAGE:
                                                                                              MINIMUM: $0.0571(1)
                                                                                              MAXIMUM: $77.1471(2)
                                                                -------------------------------------------------------------
                                                                Sample Charge for a           Monthly Rate per $1000 of
                                                                37-year-old male,             Term Amount for the First
                                                                non-smoker, preferred risk    Year of Coverage:
                                                                class, with death benefit     Current: $0.1611
                                                                option 1 and a $660,000 face  Guaranteed: $0.2078
                                                                amount.
                                                                -------------------------------------------------------------


             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Return of Premium Rider*            Monthly from the unloaned   Current Charge:               Monthly Rate per $1,000 of
                                    portion of the Cash Value                                 Net Amount At Risk the First
                                    on the Deduction Date                                     Year of Coverage:
                                                                                              Minimum: $0.0571(1)
                                                                                              Maximum: $57.8023(2)
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            MONTHLY RATE PER $1,000 OF
                                                                                              NET AMOUNT AT RISK THE FIRST
                                                                                              YEAR OF COVERAGE:
                                                                                              MINIMUM: $0.0571(1)
                                                                                              MAXIMUM: $77.1471(2)
                                                                -------------------------------------------------------------
                                                                Sample Charge for a           Monthly Rate per $1,000 of
                                                                37-year-old male,             Net Amount At Risk the First
                                                                non-smoker, preferred risk    Year of Coverage:
                                                                class, with death benefit     Current: $0.1611
                                                                option 1 and a $660,000       Guaranteed: $0.2078
                                                                face amount.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Specified Amount Payment Rider      Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
(Not available in NY)               portion of the Cash Value                                 Term Amount:
                                    on the Deduction Date                                     Minimum: $0.00322(7)
                                                                                              Maximum: $0.01140(8)
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                              TERM AMOUNT:
                                                                                              MINIMUM: $0.00322(7)
                                                                                              MAXIMUM: $0.01140(8)
                                                                -------------------------------------------------------------
                                                                Sample Charge for a           Monthly Rate per $1000 of
                                                                42-year-old male,             Term Amount:
                                                                non-smoker, preferred risk    Current: $0.00553
                                                                class, with death benefit     Guaranteed: $0.00553
                                                                option 1 and a $700,000
                                                                face amount.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Spouse Term Insurance Rider +++     Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
                                    portion of the Cash Value                                 Term Amount for the First
                                    on the Deduction Date                                     Year of Coverage:
                                                                                              Minimum: $0.0571(1)
                                                                                              Maximum: $57.8023(2)
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                              TERM AMOUNT FOR THE FIRST
                                                                                              YEAR OF COVERAGE:
                                                                                              MINIMUM: $0.0571(1)
                                                                                              MAXIMUM: $77.1471(2)
                                                                -------------------------------------------------------------
                                                                Sample Charge for a           Monthly Rate per $1000 of
                                                                38-year-old female,           Term Amount for the First
                                                                non-smoker, preferred plus    Year of Coverage:
                                                                risk class, with death        Current: $0.1294
                                                                benefit option 1 and a        Guaranteed: $0.1777
                                                                $140,000 face amount.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Waiver of Deduction Amount          Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
Rider ++++                          portion of the Cash Value                                 Monthly Deduction Amount for
                                    on the Deduction Date                                     the First Year of Coverage:
                                                                                              Minimum: $0.0000(5)
                                                                                              Maximum: $0.2587(6)
                                                                -------------------------------------------------------------
                                                                GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                              MONTHLY DEDUCTION AMOUNT FOR
                                                                                              THE FIRST YEAR OF COVERAGE:
                                                                                              MINIMUM: $0.0000(5)
                                                                                              MAXIMUM: $0.2587(6)
                                                                -------------------------------------------------------------
                                                                Sample Charge for a           Monthly Rate per $1000 of
                                                                42-year-old male,             Monthly Deduction Amount for
                                                                non-smoker, preferred risk    the First Year of Coverage:
                                                                class, with death benefit     Current: $0.0122
                                                                option 1 and a $660,000 face  Guaranteed: $0.0122
                                                                amount.
-----------------------------------------------------------------------------------------------------------------------------

--------------
(1)  Sample charge for a 9-year-old female with death benefit option 1.

(2) Sample charge for an 85-year-old male, smoker, Table 10, with death benefit option 1.

(3) Sample charge for any insured with an issue age less than 30 years old regardless of sex, risk class or underwriting.

(4) Sample charge for any insured with issue ages between 60-65 years old (inclusive) regardless of sex, risk class, or underwriting.

(5) Sample charge for any insured with an issue age less than 5 years old regardless of sex, risk class or underwriting. Please note that this Rider is never free. This Rider does not offer any benefits until age 5 so there is no charge until the Insured is age 5.

(6) Sample charge for a 59-year-old smoker regardless of sex, risk class or underwriting.

(7) Sample charge for any male smoker insured with an issue age less than 23 years old regardless of underwriting. (8) Sample charge for a 59-year-old female nonsmoker regardless of underwriting.

+ Minimum benefit amount of $25,000. Maximum limits are $100,000 for issue ages less than 26. Otherwise the maximum limit is $300,000. Rider benefit amount cannot exceed the base stated amount minimum.

++ Minimum benefit amount of $1,000. Maximum limits subject to underwriting. Rider face is subject to a $100,000 base stated amount minimum. Generally, these rates increase each year.

+++ Minimum Face Amount of $50,000. Maximum limits subject to underwriting and cannot exceed the base stated amount minimum. Rider face is subject to a $50,000 base stated amount minimum. Generally, these rates increase each year.

++++ Generally, these rates increase each year.

* There is no charge for the Rider itself; however there is an additional COI cost resulting from the Rider's application.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2002. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2002, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.34%                          9.05%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                             DISTRIBUTION
                                                                AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                               SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                              MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                                  FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
-----------------                           --------------  --------------  ---------  ------------  -----------------  ------------
Capital Appreciation Fund ..................     0.75%            --          0.07%       0.82%            --               0.82%(1)
Managed Assets Trust .......................     0.50%            --          0.09%       0.59%            --               0.59%(1)
Money Market Portfolio .....................     0.32%            --          0.10%       0.42%            --               0.42%(2)
ALLIANCEBERNSTEIN VARIABLE
   PRODUCT SERIES FUND, INC
   AllianceBernstein Premier
     Growth Portfolio -- Class B* ..........     1.00%          0.25%         0.05%       1.30%          0.25%              1.05%(3)
AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2 Shares* ...     0.66%          0.25%         0.04%       0.95%            --               0.95%
   Growth Fund -- Class 2 Shares* ..........     0.37%          0.25%         0.02%       0.64%            --               0.64%
   Growth-Income Fund -- Class 2 Shares* ...     0.33%          0.25%         0.01%       0.59%            --               0.59%

                                                             DISTRIBUTION
                                                                AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                               SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                              MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                                  FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
-----------------                           --------------  --------------  ---------  ------------  -----------------  ------------
CREDIT SUISSE TRUST
   Credit Suisse Trust
     Emerging Market Portfolio+ ............     1.25%            --          0.56%       1.81%            --                 --(22)
DELAWARE VIP TRUST
   Delaware VIP REIT Series --
     Standard Class ........................     0.75%            --          0.11%       0.86%            --              0.86%(4)
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable
     Investment Fund --  Appreciation
     Portfolio -- Initial Shares ...........     0.75%            --          0.05%       0.80%            --              0.80%
   Dreyfus Variable Investment Fund --
     Developing Leaders Portfolio --
     Initial Shares ........................     0.75%            --          0.07%       0.82%            --              0.82%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Small Cap Fund --
     Class 2 Shares* .......................     0.51%          0.25%         0.29%       1.05%          0.04%             1.01%(5)
   Mutual Shares Securities
     Fund -- Class 2 Shares* ...............     0.60%          0.25%         0.20%       1.05%            --              1.05%(6)
   Templeton Developing
     Markets Securities Fund --
     Class 2 Shares* .......................     1.25%          0.25%         0.30%       1.80%            --              1.80%
   Templeton Foreign
     Securities Fund -- Class 2 Shares* ....     0.69%          0.25%         0.22%       1.16%          0.04%             1.12%(7)
GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Goldman Sachs Capital Growth Fund .......     0.75%            --          0.68%       1.43%          0.53%             0.90%(9)
GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class I Shares ........................     0.31%            --          0.03%       0.34%            --              0.34%
   Fundamental Value Portfolio .............     0.75%            --          0.02%       0.77%            --              0.77%
JANUS ASPEN SERIES
   Global Technology
     Portfolio -- Service Shares* ..........     0.65%          0.25%         0.20%       1.10%            --              1.10%
   Mid Cap Growth Portfolio --
     Service Shares* .......................     0.65%          0.25%         0.02%       0.92%            --              0.92%
   Worldwide Growth Portfolio --
     Service Shares*+ ......................     0.65%          0.25%         0.06%       0.96%            --              0.96%
LAZARD RETIREMENT SERIES, INC ..............
   Lazard Retirement Small Cap Portfolio* ..     0.75%          0.25%         0.42%       1.42%          0.17%             1.25%(10)
PIMCO VARIABLE INSURANCE TRUST
   Total Return Portfolio --
     Administrative Class* .................     0.25%          0.15%         0.26%       0.66%          0.01%             0.65%(11)
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II Shares* .........     0.65%          0.25%         0.10%       1.00%            --              1.00%
PUTNAM VARIABLE TRUST
   Putnam VT International
     Equity Fund -- Class IB Shares*+ ......     0.77%          0.25%         0.22%       1.24%            --              1.24%(12)
   Putnam VT Small Cap Value Fund --
     Class IB Shares* ......................     0.80%          0.25%         0.12%       1.17%            --              1.17%(12)

                                                             DISTRIBUTION
                                                                AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                               SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                              MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                                  FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
-----------------                           --------------  --------------  ---------  ------------  -----------------  ------------
SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund --
     Class A Shares ........................     0.45%            --          0.64%       1.09%          0.44%             0.65%(13)
   Small Cap Index Fund--
     Class A Shares ........................     0.35%            --          0.26%       0.61%          0.16%             0.45%(14)
SMITH BARNEY MULTIPLE DISCIPLINE TRUST
   Multiple Discipline Portfolio --
     All Cap Growth and Value* .............     0.75%          0.25%         0.31%       1.31%            --              --(22)
   Multiple Discipline Portfolio --
     Balanced All Cap Growth and Value* ....     0.75%          0.25%         1.35%       2.35%            --              --(22)
THE MERGER FUND VL
   The Merger Fund VL ......................     1.25%            --          7.80%       9.05%          7.65%             1.40%(15)
THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio ........     0.60%            --          0.18%       0.78%            --              0.78%(16)
   Equity Income Portfolio .................     0.75%            --          0.12%       0.87%            --              0.87%(17)
   Large Cap Portfolio .....................     0.75%            --          0.11%       0.86%            --              0.86%(17)
   MFS Mid Cap Growth Portfolio ............     0.80%            --          0.12%       0.92%            --              0.92%(18)
   Pioneer Fund Portfolio ..................     0.72%            --          0.40%       1.12%            --              1.12%(19)
   U.S. Government Securities Portfolio ....     0.32%            --          0.10%       0.42%            --              0.42%(1)
TRAVELERS SERIES FUND INC ..................
   AIM Capital Appreciation Portfolio ......     0.80%            --          0.05%       0.85%            --              0.85%
   MFS Total Return Portfolio ..............     0.80%            --          0.02%       0.82%            --              0.82%
   Pioneer Strategic Income Portfolio ......     0.75%            --          0.25%       1.00%            --              1.00%
   Smith Barney Aggressive Growth Portfolio      0.80%            --          0.02%       0.82%            --              0.82%
   Smith Barney High Income Portfolio ......     0.60%            --          0.09%       0.69%            --              0.69%
   Smith Barney Large Cap Value Portfolio ..     0.65%            --          0.04%       0.69%            --              0.69%
   Smith Barney Large Capitalization
     Growth Portfolio ......................     0.75%            --          0.04%       0.79%            --              0.79%
   Strategic Equity Portfolio ..............     0.80%            --          0.04%       0.84%            --              0.84%
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares* .....     0.60%          0.25%         0.05%       0.90%            --              0.90%
   Emerging Growth Portfolio
     Class I Shares* .......................     0.70%            --          0.07%       0.77%            --              0.77%
VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund(R) Portfolio --
     Service Class* ........................     0.58%          0.10%         0.09%       0.77%            --                 --(20)

                                                             DISTRIBUTION
                                                                AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                               SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                              MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                                  FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
-----------------                           --------------  --------------  ---------  ------------  -----------------  ------------
VARIABLE INSURANCE PRODUCTS FUND III
   Mid Cap Portfolio -- Service Class 2* ...     0.58%          0.25%         0.12%       0.95%            --               --(21)

----------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

+    Fund is not available to contracts issued after 5/3/04.

NOTES

(1) Fund has a voluntary waiver of 1.25%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(2) Fund has a voluntary waiver of 0.40%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(3) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years.

(4) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(5) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(6) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(7) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

(8) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(9) The adviser has contractually agreed to maintain the expense limitation to 0.90% through June 30, 2005.

(10) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2004 to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.

(11) "Other Expenses" reflects a 0.25% administrative fee, and 0.01% representing the Portfolio's pro rata Trustees' fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(12) There was no fee waiver or expense reimbursement for 2003, but effective January 28, 2004 there will be a limit in effect. Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that each fund's net expenses as a percentage of its net assets exceed the average expense ratio for the fund's Lipper peer group of funds underlying variable insurance products.

(13) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65% for Class A shares.

(14) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for Class A shares.

(15) The Adviser has contractually agreed to absorb expenses of the Fund and/or waive fees due to the Adviser in order to ensure that the total Fund operating expenses on an annual basis do not exceed 1.40%. This contract expires July 1, 2004, but may be annually renewed by the Board of Trustees thereafter. The Adviser may recapture some or all of the amounts it waives or absorbs on behalf of the fund over a period of three years if it is able to do so without causing Fund operating expenses to exceed the 1.40% cap.

(16) Fund has a voluntary waiver of 0.80%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(17) Fund has a voluntary waiver of 0.95%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(18) Fund has a voluntary waiver of 1.00%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(19) Effective 5/1/03, shareholders approved a new Investment Advisory Agreement that increased the management fee from 0.65% to 0.75%. The actual Management Fee for the year was a blended rate of 0.72%. Other expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(20) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.75%. These offsets may be discontinued at any time.

(21) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

(22) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for Underlying Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the Underlying Fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the Underlying Fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                   VOLUNTARY FEE     NET TOTAL
                                                   WAIVER AND/OR      ANNUAL
                                                      EXPENSE        OPERATING
FUNDING OPTION                                     REIMBURSEMENT      EXPENSES
                                                 ----------------- -------------
Credit Suisse Trust Emerging Market Portfolio ...     0.41%            1.40%
Multiple Discipline Portfolio --
  All Cap Growth and Value ......................     0.31%            1.00%
Multiple Discipline Portfolio --
  Balanced All Cap Growth and  Value ............     1.35%            1.00%
Contrafund(R)Portfolio -- Service Class .........     0.02%            0.75%

                 DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS
                                    AND FUNDS

                             THE INSURANCE COMPANIES

Please refer to your Policy to determine which Company issued your Policy.

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

THE TRAVELERS LIFE AND ANNUITY COMPANY is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all of the United States (except New York), the District of Columbia and Puerto Rico.

Each Company is an indirect wholly-owned subsidiary of Citigroup Inc. Each Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

               THE SEPARATE ACCOUNTS AND THEIR INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor separate accounts. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the applicable Separate Account. The income, gains, and losses are credited to, or charged against each separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

The Travelers Insurance Company sponsors The Travelers Fund UL Separate Account for Variable Life Insurance (Fund UL), while The Travelers Life and Annuity Company sponsors The Travelers Fund UL II Separate Account for Variable Life Insurance (Fund UL II). Fund UL was established on November 10, 1983 and Fund UL II was established on October 17, 1995. Both Separate Accounts were established under the laws of Connecticut and both are registered with the Securities and Exchange Commission ("SEC") as unit investment trusts under the Investment Company Act of 1940 and qualify as "separate accounts."

The Separate Accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The separate accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvest in additional shares of that Fund. Finally, the assets of the separate accounts may not be used to pay any liabilities of the insurance companies other than those arising from the Policies, and the insurance companies are obligated to pay all amounts promised to Policy Owners under the Policies.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's Investment Adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Contract, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.60% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-800-334-4298 OR THROUGH YOUR INSURANCE AGENT. We do not guarantee the investment results of the Funds.

               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                    OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
CAPITAL APPRECIATION FUND                  Seeks growth of capital. The Fund          Travelers Asset Management
                                           normally invests in equity securities      International Company LLC ("TAMIC")
                                           of issuers of any size and in any          Subadviser: Janus Capital Corp.
                                           industry.

MANAGED ASSETS TRUST                       Seeks high total return. The Fund          TAMIC
                                           normally invests in equities,              Subadviser: Travelers Investment
                                           convertible and fixed-income               Management Company ("TIMCO")
                                           securities. The Fund's policy is to
                                           allocate investments among asset
                                           classes.

               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                    OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
MONEY MARKET PORTFOLIO                     Seeks high current return with             TAMIC
                                           preservation of capital and liquidity.
                                           The Fund normally invests in
                                           high-quality short term money market
                                           instruments.
ALLIANCEBERNSTEIN VARIABLE PRODUCT
   SERIES FUND, INC.
   AllianceBernstein Premier Growth        Seeks growth of capital. The Fund          Alliance Capital Management L.P.
     Portfolio -- Class B                  normally invests in equity securities
                                           of a relatively small number of
                                           intensely researched U.S. companies.
AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2 Shares    Seeks capital appreciation. The Fund       Capital Research and Management
                                           normally invests in common stocks of       Co. ("CRM")
                                           companies located around the world.

   Growth Fund -- Class 2 Shares           Seeks capital appreciation. The Fund       CRM
                                           normally invests in common stocks of
                                           companies that appear to offer
                                           superior opportunities for growth of
                                           capital.

   Growth-Income Fund -- Class 2 Shares    Seeks capital appreciation and income.     CRM
                                           The Fund normally invests in common
                                           stocks or other securities that
                                           demonstrate the potential for
                                           appreciation and/or dividends.
CREDIT SUISSE TRUST
   Credit Suisse Trust Emerging            Seeks long term growth of capital. The     Credit Suisse Asset Management, LLC
     Market Portfolio+                     Fund normally invests in equity            Subadviser: Credit Suisse Asset
                                           securities of companies located in, or     Management Limited
                                           conducting a majority of their
                                           business, in emerging markets.
DELAWARE VIP TRUST
   Delaware VIP REIT Series--              Seeks to achieve maximum long term         Delaware Management Company
     Standard Class                        total return with capital appreciation     ("Delaware")
                                           as a secondary objective.  The Fund
                                           normally invests in companies that
                                           manage a portfolio of real estate to
                                           earn profits for shareholders (REITS).
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund --     Seeks long term capital growth             The Dreyfus Corporation ("Dreyfus")
     Appreciation Portfolio -- Initial     consistent with the preservation of        Subadviser: Fayez Sarofim & Co.
     Shares                                capital. Current income is a secondary
                                           objective. The Fund normally invests
                                           in common stocks of established
                                           companies.

   Dreyfus Variable Investment Fund --     Seeks to maximize capital                  Dreyfus
     Developing Leaders Portfolio --       appreciation. The Fund normally
     Initial Shares                        invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Small Cap Fund -- Class 2      Seeks long-term capital growth. The        Franklin Advisers, Inc.
     Shares                                Fund normally invests in small
                                           capitalization companies.

   Mutual Shares Securities Fund --        Seeks capital appreciation. Income is      Franklin Mutual Advisers, LLC
     Class 2 Shares                        a secondary objective. The Fund
                                           normally invests in equity securities
                                           of companies believed to be
                                           undervalued.

   Templeton Developing Markets            Seeks long-term capital appreciation.      Templeton Asset Management Ltd.
     Securities Fund -- Class 2 Shares     The Fund normally invests in the
                                           investments of emerging market
                                           countries, primarily equity securities.

   Templeton Foreign Securities Fund --    Seeks long-term capital growth. The        Templeton Investment Counsel, LLC
     Class 2 Shares                        Fund normally invests in investments,
                                           primarily equity securities, of
                                           issuers located outside of the U.S.,
                                           including those in emerging markets.

               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                    OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Goldman Sachs Capital Growth Fund       Seeks long-term growth of capital. The     Ayco Asset Management
                                           Fund normally invests in common stocks
                                           of large capitalization companies.
GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class I       Seeks investment results that, before      TIMCO
     Shares                                expenses, correspond to the price and
                                           yield performance of the S&P 500
                                           Index. The Fund normally invests in
                                           equity securities, or other
                                           investments with similar economic
                                           characteristics that are included in
                                           the S&P 500 Index.

   Fundamental Value Portfolio             Seeks long-term capital growth.            Smith Barney Fund Management LLC
                                           Current income is a secondary              ("SBFM")
                                           consideration. The Fund normally
                                           invests in common stocks, and common
                                           stock equivalents of companies,
                                           believed to be undervalued.
JANUS ASPEN SERIES
   Global Technology Portfolio --          Seeks long-term growth of capital. The     Janus Capital Management LLC
     Service Shares                        Fund normally invests in securities of     ("Janus Capital")
                                           companies that are expected to benefit
                                           from advances or improvements in
                                           technology.

   Mid Cap Growth Portfolio -- Service     Seeks capital growth. The Fund             Janus Capital
     Shares                                normally invests in equity securities
                                           of mid-sized companies.

   Worldwide Growth Portfolio --           Seeks growth of capital in a manner        Janus Capital
     Service Shares+                       consistent with the preservation of
                                           capital. The Fund normally invests in
                                           the common stocks of companies of any
                                           size throughout the world.
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap             Seeks long-term capital appreciation.      Lazard Asset Management, LLC
     Portfolio                             The Fund normally invests in equity
                                           securities, principally common stocks,
                                           of relatively small U.S. companies
                                           that are believed to be undervalued
                                           based on their earnings, cash flow or
                                           asset values.
PIMCO VARIABLE INSURANCE TRUST
   Total Return Portfolio --               Seeks maximum total return, consistent     Pacific Investment Management
     Administrative Class                  with preservation of capital and           Company LLC
                                           prudent investment management. The
                                           Fund normally invests in intermediate
                                           maturity fixed income securities.
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Mid Cap Value VCT               Seeks capital appreciation. The Fund       Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares          normally invests in the equity
                                           securities of mid-size companies.
PUTNAM VARIABLE TRUST
   Putnam VT International Equity          Seeks capital appreciation. The Fund       Putnam Investment Management
     Fund -- Class IB Shares+              normally invests in common stocks of       ("Putnam")
                                           companies outside the U.S.

   Putnam VT Small Cap Value Fund --       Seeks capital appreciation. The Fund       Putnam Investment Management
     Class IB Shares                       normally invests in the common stocks
                                           of U.S. companies believed to be
                                           undervalued in the market.

               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                    OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
SCUDDER INVESTMENT VIT FUNDS
   EAFE(R)Equity Index Fund -- Class A     Seeks to replicate, before expenses,       Deutsche Asset Management, Inc
     Shares                                the performance of the Morgan Stanley      ("Deutsche")
                                           Capital International EAFE Index,          Subadviser: Northern Trust
                                           which emphasizes stocks of companies       Investments, Inc.
                                           in Europe, Australia and the Far East.
                                           The Fund normally invests in stocks
                                           and related securities that are
                                           representative of the EAFE Index as a
                                           whole.

   Small Cap Index Fund -- Class A         Seeks to replicate, before expenses,       Deutsche
     Shares                                the performance of the Russell 2000        Subadviser: Northern Trust
                                           Small Stock Index, which emphasizes        Investments, Inc.
                                           stocks of small U.S. companies. The
                                           Fund normally invests in stocks and
                                           other securities that are
                                           representative of the Russell 2000
                                           Index as a whole.
SMITH BARNEY MULTIPLE DISCIPLINE TRUST
   Multiple Discipline Portfolio --        Seeks long-term growth of capital. The     SBFM
     All Cap Growth and Value              Fund normally invests in equity
                                           securities within all market
                                           capitalization ranges. The Fund
                                           consists of two segments. The All Cap
                                           Growth segment combines the growth
                                           potential of small to medium
                                           companies with the stability of
                                           high-quality large company growth
                                           stocks. The All Cap Value segment
                                           invests in companies whose market
                                           prices are attractive in relation to
                                           their business fundamentals.

   Multiple Discipline Portfolio --        Seeks long-term growth of capital          SBFM
     Balanced All Cap and  Value           balanced principal preservation. The
                                           Fund normally invests in equity and
                                           fixed-income growth securities. The
                                           Fund consists of three segments. The
                                           All Cap Growth segment combines the
                                           growth potential of small to medium
                                           companies with the stability of
                                           high-quality large company growth
                                           stocks. The All Cap Value segment
                                           invests in companies whose market
                                           prices are attractive in relation to
                                           their business fundamentals. The
                                           Government Securities Management
                                           (7-Year) segment invests in short and
                                           intermediate term U.S. government
                                           securities with an average maturity of
                                           7 years.
THE MERGER FUND VL
   The Merger Fund VL                      Seeks capital growth by engaging in        Westchester Capital Management,
                                           merger arbitrage. The Fund will            Inc.
                                           normally invest in the equity
                                           securities of companies that are
                                           involved in publicly announced
                                           mergers, takeovers, tender offers,
                                           leveraged buyouts, spin-offs,
                                           liquidations and other corporate
                                           reorganizations. Merger arbitrage is a
                                           highly specialized investment approach
                                           generally designed to profit from the
                                           successful completion of such
                                           transactions.
THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio        Seeks current income and capital           TAMIC
                                           appreciation. The Fund normally
                                           invests in convertible securities.

   Equity Income Portfolio                 Seeks reasonable income. The Fund          TAMIC
                                           normally invests in equity securities      Subadviser: Fidelity Management &
                                           with a focus on income producing           Research Company ("FMR")
                                           equities.

   Large Cap Portfolio                     Seeks long term growth of capital. The     TAMIC
                                           Fund normally invests in the               Subadviser: FMR
                                           securities of companies with large
                                           market capitalizations.

               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                    OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
   MFS Mid Cap Growth Portfolio            Seeks long term growth of capital. The     TAMIC
                                           Fund normally invests in equity            Subadviser: MFS
                                           securities of companies with medium
                                           market capitalization that are
                                           believed to have above average growth
                                           potential.

   Pioneer Fund Portfolio                  Seeks reasonable income and capital        TAMIC
                                           growth. The Fund normally invests in
                                           Subadviser: Pioneer Investment equity
                                           securities that are carefully
                                           Management Inc. selected, reasonably
                                           priced securities.

   U.S. Government Securities              Seeks current income, total return and     TAMIC
                                           Portfolio high credit quality.
                                           The  Fund normally invests in
                                           securities issued or guaranteed by the
                                           U.S. Government, its agencies or
                                           instrumentalities.
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio      Seeks capital appreciation. The Fund       Travelers Investment Adviser Inc.
                                           normally invests in common stocks of       ("TIA")
                                           companies that are likely to benefit       Subadviser: AIM Capital Management
                                           from new products, services or             Inc.
                                           processes or have experienced
                                           above-average earnings growth.

   MFS Total Return Portfolio              Seeks above average income consistent      TIA
                                           with the prudent employment of             Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.

   Pioneer Strategic Income Portfolio      Seeks high current income consistent       TIA
                                           with preservation of capital. The Fund     Subadviser: Putnam Investment
                                           normally invests in debt securities of     Management, Inc.
                                           U.S. and foreign governments and
                                           corporations.

   Smith Barney Aggressive Growth          Seeks long-term capital appreciation.      SBFM
     Portfolio                             The Fund normally invests in common
                                           stocks of companies that are
                                           experiencing, or are expected to
                                           experience, growth in earnings.

   Smith Barney High Income Portfolio      Seeks high current income.                 SBFM
                                           Secondarily, seeks capital
                                           appreciation. The Fund normally
                                           invests in high yield corporate debt
                                           and preferred stock of U.S. and
                                           foreign issuers.

   Smith Barney Large Cap Value            Seeks long-term growth of capital.         SBFM
     Portfolio                             Current income is a secondary
                                           objective. The Fund normally invests
                                           in equities, or similar securities,
                                           of companies with large market
                                           capitalizations.

   Smith Barney Large Capitalization       Seeks long term growth of capital. The     SBFM
     Growth Portfolio                      Fund normally invests in equities, or
                                           similar securities, of companies with
                                           large market capitalizations.

   Strategic Equity Portfolio              Seeks capital appreciation. The Fund       TIA
                                           normally invests in the equity             Subadviser: FMR
                                           securities, primarily in common stocks
                                           of domestic issuers, and is not
                                           constrained to any particular
                                           investment style.
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares      Seeks capital growth and income. The       Van Kampen Asset Management Inc.
                                           Fund normally invests in common and        ("Van Kampen")
                                           preferred stocks, and convertible
                                           securities, of well established
                                           undervalued companies.

   Emerging Growth Portfolio Class I       Seeks capital appreciation. The Fund       Van Kampen
     Shares                                normally invests in common stocks of
                                           emerging growth companies.

               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                    OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund(R)Portfolio -- Service       Seeks long term capital appreciation.      FMR
     Class                                 The Fund normally invests in common
                                           stocks of companies whose value may
                                           not be fully recognized by the public.
VARIABLE INSURANCE PRODUCTS FUND III
   Mid Cap Portfolio -- Service Class 2    Seeks long term growth of capital. The     FMR
                                           Fund normally invests in common stocks
                                           of companies with medium market
                                           capitalizations.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next semi-annual or annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (may not be available in all states)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Cash Value to the Fixed Account (subject to certain restrictions; see Transfers). We credit the portion of Cash Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Cash Value. The Fixed Account will not share in the investment performance of our General Account.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     o the ability for you to make withdrawals and surrenders under the Policies

     o    the ability for you to obtain a loan under the Policies

     o    the Death Benefit paid on the death of the Insured

     o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing)

     o administration of the various elective options available under the Policies and

     o    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     o expenses associated with underwriting applications, increases in the Stated Amount and Riders

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies

     o sales and marketing expenses including commission payments to your sales agent and

     o    other costs of doing business.

RISKS we assume include:

     o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected and

     o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge of 2.50% OF EACH PREMIUM PAYMENT. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. This charge is waived if the Policy Stated Amount plus the Primary Insured Term Rider is at least $5,000,000.

     o PREMIUM TAX CHARGE: We deduct a charge of 2.25% OF EACH PREMIUM PAYMENT for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

     o FEDERAL DEFERRED ACQUISITION COST CHARGE: We deduct a charge of 1.25% OF EACH PREMIUM PAYMENT to compensate the Company for expenses associated with its federal income tax liability relating to its receipt of premium.

                           CHARGES AGAINST CASH VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account, (unless you select the ALLOCATED CHARGES OPTION -- see below).We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

     o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.

     o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

     o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

     o POLICY ADMINISTRATIVE EXPENSE CHARGE: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. In addition, there is a $6.00 monthly charge until the Maturity Date for Stated Amounts less than $100,000.

     o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

ALLOCATED CHARGES OPTION (ACO): You may elect in writing to have us deduct the Monthly Deduction Amount from specified Funds and the Fixed Account rather than from all Funds on a pro rata basis. You may select a maximum of five Funds (including the Fixed Account) to deduct the Monthly Deduction Amount from and you must designate the applicable amount from each specified fund in a whole percentage. In any given month if the value of any specified Fund is insufficient to support its share of the Monthly Deduction Amount, the Monthly Deduction Amount will be taken pro-rata from all Funds.

To elect ACO, you must complete our ACO election form and send it to us. We may modify, suspend or terminate ACO at anytime without prior notification.

SURRENDER CHARGES: A Policy surrendered for all or a portion of its Cash Value during the first ten (10) Policy Years and for the first ten (10) Policy Years after an increase in Stated Amount is subject to a surrender charge. However, we will not assess a surrender charge on the amount of the increase in Stated Amount on surrenders made within ten (10) Policy Years following an increase in Stated Amount pursuant to a Cost of Living Adjustment Rider or in changing the Death Benefit option. In addition, we will not assess a surrender charge on partial surrenders up to 10% of the greater of Cash Value or premiums paid (less any free partial withdrawals made in the same Policy Year). The surrender charge is a per thousand of Stated Amount charge that varies by original issue age and increases with the issue age of the Insured.

The surrender charge decreases by 10% each year over the ten (10) year period. For example, for a 45-year-old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

        POLICY YEAR        CHARGE         POLICY YEAR       CHARGE
      ---------------   -------------   ---------------   ------------
             1            $1,077.00         6               $538.50
             2               969.00         7                430.50
             3               861.00         8                322.50
             4               754.00         9                216.00
             5               646.50         10               108.00

The minimum PARTIAL SURRENDER amount is $500. If you request a partial surrender, the Death Benefit, Amount Insured and Cash Value will be reduced by the amount surrendered, including any surrender charges. The deduction from the Cash Value will be made on a pro-rata basis against the Cash Value of each Investment Option unless you request otherwise in writing. The portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. Certain surrenders may result in taxable income and tax penalties. For additional information please see the Policy Summary and Fee Tables in this prospectus.

DECREASES IN THE STATED AMOUNT OF INSURANCE. You may request a decrease in the Stated Amount after the second Policy Year. The decrease will be effective on the later of the Deduction Date or immediately following your requested effective date. There is a charge for requested Stated Amount decreases as shown in your Policy Summary and described in the Fee Tables in this prospectus. After any change, the Stated Amount in effect may not be less than the minimum Stated Amount shown on your Policy Summary. We will send you a supplemental Policy Summary reflecting any change. A decrease in the Stated Amount in a substantially funded Policy may produce a cash distribution that is included in your gross income.

                      CHARGES AGAINST THE SEPARATE ACCOUNT

     o MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks at an annual rate of 0.65% of the assets in the Investment Options for Policy Years 1-5, 0.40% for Policy Years 6-15 and 0.00% thereafter. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses. The mortality and expense charge on a guaranteed basis is 0.65% on an annual basis of the amounts in the Investment Options for the first fifteen (15) Policy Years and 0.20% thereafter.

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy an arrangement where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                               POLICY DESCRIPTION

Travelers Variable Life Accumulator -- Series 2 is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account to which you direct your Net Premium Payments. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                           SIMILAR POLICY AVAILABILITY

We offer two similar variable life insurance policies to customers: Travelers Variable Life and this Policy, Travelers Variable Life Accumulator -- Series 2. These two Policies were designed for two different classes of customers, with differing investment objectives. The charges and fees of the two Policies are different from each other. Generally, the charges and fees for The Travelers Variable Life are less than those for The Travelers Variable Life Accumulator -- Series 2.

     o    Travelers Variable Life is most appropriate if:

          o Your objective is to obtain the highest death benefit that can be purchased for a specific premium amount

          o You are more concerned with paying the lowest premium for a specific death benefit need

          o Your objective is to build Cash Value without needing to access these values through loans or surrenders.

     o Travelers Variable Life Accumulator -- Series 2 is most appropriate if:

          o Your objective is to accumulate Cash Value for the purpose of accessing these values through loans and surrenders on a tax favored basis

          o The specified amount of the Policy's death benefit is secondary to taking advantage of accumulating Cash Value on a tax-deferred basis which you can access through loans or surrenders.

Your agent can provide hypothetical illustrations of how each Policy will perform to help you decide which Policy best suits your needs. These illustrations use an assumed rate of return. Less favorable rates of return could require you to make additional Premium Payments to maintain your Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     o    Requested Stated Amount (minimum of $50,000)

     o    Death Benefit Option

     o    Beneficiary

     o    Investment Option selections and

     o    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you TEMPORARY LIFE INSURANCE. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see "Terms and Conditions" in the Temporary Insurance Agreement for details on coverage dates and amounts.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or "free-look" period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application.

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. Depending on state law we will refund to you either (1) the Policy's Cash Value plus any charges and expenses which may have been deducted minus any loans or (2) any Premiums Paid minus any Outstanding Loans.

                        TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     o    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     o    Receiving the MATURITY BENEFIT

          If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding loan;

          2.   Monthly Deduction Amount due but not paid; and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     o    Changing or revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     o    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount

          2. to other increases in the reverse order in which they occurred and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income. Decreases in the Stated Amount may also result in an assessment of a proportional surrender charge. This charge is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge that would otherwise be applicable. Any decrease in the Stated Amount will not change the amount of the Policy Administrative Expense Charge.

     o    Changing the Death Benefit Option

          You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change requires additional underwriting approval.

          You may also request a change from Option 2 to Option 1, without additional underwriting approval.

          Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see "Death Benefit."

     o Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 86. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested.

          We will require you to submit a new application and evidence of insurability for any requested increase in the Stated Amount. We require evidence of insurability because we issue an additional "insurance segment" associated with the increase. Each insurance segment will have its own issue age, risk class and in certain instances, charges. In this case, we will attribute your Cash Value to each insurance segment in the order they were added to the Policy to compute our insurance risk and to calculate the Cost of Insurance Charge.

          If you surrender all or a portion of your Policy, we will apply the corresponding per thousand surrender charge for each insurance segment and then add the surrender charges for each insurance segment together to calculate the amount of the surrender charge.

Written requests for changes should be sent to the Travelers Life and Annuity, Policy Holder Services, P.O. Box 990019, Hartford, CT 06199-0010. You can contact us by calling (800)-334-4298. Some Policy changes may have tax consequences. You should consult a tax adviser before requesting any changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due (unless you elect the Lapse Protection Guarantee Rider). If you elect the Lapse Protection Guarantee Rider at issue, there will be a minimum cumulative premium requirement in order to keep the Rider in effect. If you do not meet the minimum cumulative premium requirement on a monthly basis the Rider will lapse. (See the Lapse and Reinstatement section for more information on this Rider.)

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     o mailing a check, payable to Travelers Life and Annuity: to Travelers Life and Annuity, Policy Holder Services, P.O. Box 990019, Hartford, CT 06199-0019 or

     o by direct checking account deductions (you must complete a pre-authorization collection form).

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, thereafter we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                   CASH VALUE

Each Policy has a CASH VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Cash Value is the sum of the values held in the INVESTMENT OPTIONS, the FIXED ACCOUNT and the LOAN ACCOUNT. A Policy's Cash Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (A VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the
following equation:                     a     - c
                                     --------
                                        b
A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the Cash Value) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts, including applicable surrender charges, that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan amount from the Investment Options and the Fixed Account to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.66% in Policy Years 1-15 and 3.85% in Policy Years 16 and later on an annual basis. We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy's Cash Value, the value in the Loan Account (i.e., the amount adjusted for any repayments or additional Policy loans) we transferred from the Investment Options and the Fixed Account to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

                             TRANSFERS OF CASH VALUE

Generally, you may transfer Cash Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE POLICY IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Policy Owners, we will restrict or eliminate the number of transfers you can make and/or may restrict or eliminate the mode of transfers you may make (e.g., we will not accept transfers made via facsimile or telephone). We will notify you if we reject a transfer request.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

          o    the dollar amount you request to transfer;

          o the number of transfers you made within the previous three months;

          o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

          o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

Transfers made under a Dollar Cost Averaging Program (if available) or a rebalancing program (if available), are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

          o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

          o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners.

     TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

You may only transfer amounts from the Fixed Account to any of the Investment Options twice each Policy Year. The amount of each transfer may not exceed the greater of: (a) $500 or (b) 12.5% of the Fixed Account value as of the date we receive your transfer request. The Fixed Account is not available for transfers to the Investment

Options through the Dollar Cost Averaging program. In addition, the Fixed Account is excluded from all Portfolio Rebalancing programs.

     TRANSFER OF CASH VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

We reserve the right to limit or deny requests for transfers from any Investment Option into the Fixed Account if, at the time we receive the request: (a) the Fixed Account value is greater than or equal to 30% of the Cash Value of your Policy or (b) the Fixed Account value would become greater than or equal to 30% of your Policy's Cash Value as a result of the requested transfer.

                               TELEPHONE TRANSFERS

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

                       DOLLAR COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of Cash Value on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $5000 of Cash Value in the Investment Option from which amounts will be transferred out of to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of Cash Value, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form. The Fixed Account is excluded from all rebalancing program transactions.

                                  DEATH BENEFIT

If your Policy is in effect on the date of the Insured's death, we will pay your Beneficiary a Death Benefit. WE MAY REDUCE THE DEATH BENEFIT PAYABLE AS DISCUSSED BELOW UNDER "PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS." All or part of the Death Benefit may be paid in cash or applied to one or more of the PAYMENT OPTIONS described in the following pages.

You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loans and unpaid Monthly Deduction Amount.

OPTION 1 (THE LEVEL OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

OPTION 2 (THE VARIABLE OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

In order to be treated as life insurance under federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the MINIMUM AMOUNT Insured). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the GUIDELINE PREMIUM TEST.

Under the Guideline Premium Test, a Policy's Death Benefit will not be less than the Policy's Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy's Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.

              ATTAINED AGE
             OF THE INSURED                    CORRIDOR FACTORS
       ----------------------------     --------------------------------
                  0-40                               250%
                   45                                215%
                   50                                185%
                   55                                150%
                   60                                130%
                   65                                120%
                   70                                115%
                   75                                105%
                   95+                               100%

The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.


                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.


                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).


                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).


                        CHANGING THE DEATH BENEFIT OPTION

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner's estate. In addition, we may defer payment of proceeds that exceed the Death Benefit for up to six months from the date of the request for the payment.

If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (see Limits on Right to Contest and Suicide Exclusion). In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company's PAYMENT OPTIONS. We may defer payment of proceeds, which exceed the Death Benefit for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

     OPTION 1 -- Payments of a fixed amount

     OPTION 2 -- Payments for a fixed period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income -- Two-Thirds to
                 Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income -- Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

We offer two riders that may extend your coverage beyond the Policy's Maturity
Date: the Maturity Extension Rider and the Coverage Extension Rider. However, the tax consequences of continuing the Policy beyond the Maturity Date are unclear. You should consult your tax adviser before electing the rider to assess any potential tax liability. Details about these riders are in the "Other Benefits -- Riders" section below.

                                 OTHER BENEFITS

                                 EXCHANGE OPTION

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable life insurance issued by the Company (or an affiliated company, if allowed by state law) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Stated Amount will be the same for each Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an equitable adjustment in payments and Cash Values to reflect variance, if any, in the payments (and charges) and Cash Values under this policy and the new policy.

If you make an exchange, the current Cash Value of this Policy will be increased by the cost of insurance charges assessed under the Policy since the Policy Date. This amount is then used to purchase the non-variable permanent life insurance. We will then adjust the new policy for insurance charges that would have been paid had you originally purchased the new policy (with the same Stated Amount as the old Policy) on the Policy Date of this Policy. If these adjustments result in the Policy not qualifying as life insurance under applicable federal tax laws, we may make cash distribution to you, which may be taxable.

                    RIDERS (SUPPLEMENTAL INSURANCE BENEFITS)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider. Depending on your circumstances, it may be less costly to purchase more death benefit coverage under the Primary Insured Term Rider than under the basic variable policy.

ACCIDENTAL DEATH BENEFIT RIDER      Additional death benefit if Insured's death
                                    results from bodily injury before age 70.

ACCELERATED DEATH BENEFIT RIDER     Access a portion of death benefit in the
                                    event of terminal illness or permanent
                                    confinement to a nursing care facility.

CHILD TERM INSURANCE RIDER          Provides level term insurance for Insured's
                                    children, stepchildren or legally adopted children.

COST OF LIVING ADJUSTMENT RIDER     Allows automatic increases in the face
                                    amount based on increases in the Consumer
                                    Price Index.

COVERAGE EXTENSION RIDER            The Coverage Extension Rider allows the
(AVAILABLE ONLY IF THE INSURED'S    policy to continue in force beyond the
ISSUE AGE IS 80 OR LESS)            Maturity Date. The policy will be continued
                                    until the earlier of the Insured's Death or the receipt of a request for full surrender.
                                    The Death Benefit after the Maturity Date will be equal to the Amount Insured as of the date of Death, minus any loan amount due and any amounts payable under a collateral assignment of the policy. After the Maturity
                                    Date, Interest on loans will continue to accrue and will be added to the total Loan
                                    Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options
                                    (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

ESTATE TAX REPEAL RIDER             Allows surrender charges to be waived in the
                                    event that Federal Estate Tax is repealed.

FULL SURRENDER CHARGE WAIVER RIDER  For policies with a minimum initial premium of $50,000, -- allows the surrender charges to be waived if the policy is fully surrendered during the first five policy years. There is a charge for this rider.

LAPSE PROTECTION GUARANTEE          This Rider is only available with Death
RIDER (LIFETIME)                    Benefit Option 1. The Rider provides that
                                    if, during the lifetime of the Insured, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse
                                    Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a Monthly Deduction Day even if the Cash
                                    Surrender Value is not enough to cover the Monthly Deduction Amount due.

                                    The Monthly Lapse Protection Premium will change to reflect any changes you make to the Stated Amount or Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing you the new Monthly Lapse Protection Premium that must be met. The Monthly Lapse Protection Premium requirement increases after the 10th Policy Year. This Rider will be cancelled if you switch to Death Benefit Option 2.

LAPSE PROTECTION GUARANTEE          This Rider is only available with Death
RIDER (20 YEAR)                     Benefit Option 1. The Rider provides that
                                    if, during the first 20 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse
                                    Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a Monthly Deduction Day even if the Cash
                                    Surrender Value is not enough to cover the Monthly Deduction Amount due.

                                    The Monthly Lapse Protection Premium will change to reflect any changes you make to the Stated Amount or Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing you the new Monthly Lapse Protection Premium that must be met. This Rider will be cancelled if you switch to Death Benefit Option 2. There is a charge for this Rider.

MATURITY EXTENSION RIDER            The Maturity Extension Rider allows the
(AVAILABLE ONLY IF THE INSURED'S    policy to continue in force beyond the
ISSUE AGE IS BETWEEN 81-85)         Maturity Date. The policy will be continued
                                    until the earlier of the Insured's Death or the receipt of a request for full surrender.
                                    The Death Benefit after the Maturity Date will be equal to the Cash Value as of the date of Death, minus any Loan Account value and any amounts payable under a collateral assignment of the policy. After the Maturity
                                    Date, Interest on loans will continue to accrue and will be added to the total Loan
                                    Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options
                                    (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

PRIMARY INSURED TERM RIDER          Additional death benefit protection for the
RETURN OF PREMIUM RIDER             insured. Provides annual increases to the
                                    Stated Amount of the Policy on each Policy
                                    Anniversary. No evidence of insurability is required. The amount of each annual increase will be equal to the sum of the total amount of increases that have been provided under this Rider as of the preceding Policy
                                    Anniversary, multiplied by the Return of Premium Rate shown in the Rider; plus the total premiums received by us and applied to the Policy during the preceding Policy Year, multiplied by 100% plus the Return of Premium Rate. There is a maximum sum of increases provided under this Rider and once the maximum is reached, no further increases will be allowed.

SPOUSE TERM INSURANCE RIDER         Provides additional death benefit coverage
                                    for the Insured's spouse.

SPECIFIED AMOUNT PAYMENT RIDER      Credits specified amount to the Cash Value
                                    in the event of total disability.

WAIVER OF DEDUCTION AMOUNT RIDER    Waives Monthly Deduction Amount in the event
                                    of disability.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See Tax Treatment of Policy Benefits.)

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans and benefits received under the Accelerated Death Benefit Rider, and minus any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options and The Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy's Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy's Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy's Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See Federal Tax Considerations.)

                                 LOAN CONDITIONS

     o You may borrow up to 100% of the Policy's Cash Value, minus surrender charges. We determine Cash Value on the day we receive the written loan request. We will charge you interest on the amount of the loan.

     o The loan request must be at least $500, except where state law requires a different minimum.

     o To secure the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account. We make the transfer from the Investment Options on a pro rata basis, unless you give us different allocation instructions. The portion of the loan transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A loan from the Fixed Account in an amount greater than this proportionate amount is not permitted.

     o Amounts in the Loan Account earn interest at a rate of 4% per year in arrears.

     o We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

     o We charge interest on the outstanding amount of your loan(s), and you must pay this interest in advance, at the beginning of each Policy Year, at the rate shown below. Interest not paid when due will be added to the amount of the loan. We will transfer the amount of the unpaid interest from the Investment Options on a pro rata basis to the Loan Account. The portion of the unpaid loan interest transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date the unpaid loan interest is added to the Outstanding Loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request. The table below shows the interest rates we will charge.

                   POLICY YEARS                      RATE CHARGED
          -------------------------------   -------------------------------
                      1 - 15                            5.66%
                   16 and later                         3.85%

     o You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.

     o Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.

     o As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on your current premium allocation.

     o We will deduct any unpaid loan amount, including interest you owe, from your Cash Value when you surrender the Policy and from the Death Benefit proceeds payable.

     o If any unpaid loan amount, including any interest you owe, equals or exceeds the Cash Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. (See Lapse and Reinstatement.)

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." In addition, the tax consequences of a loan after the fifteenth Policy Year are uncertain.

You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                   LAPSE PROTECTION GUARANTEE RIDER (LIFETIME)

This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the lifetime of the Insured, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due. The Monthly Lapse Protection Premium requirement will increase after the tenth Policy Anniversary. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classification, age of the Insured and the Stated Amount of the Policy.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

                   LAPSE PROTECTION GUARANTEE RIDER (20 YEAR)

This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the first 20 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classification, age of the Insured and the Stated Amount of the Policy.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option). There is a charge for this rider.

State law may affect the availability and some of the terms of this Rider.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1)  the Policy was not surrendered for cash

     (2)  you furnish us with acceptable evidence of insurability

     (3)  you pay all past due Monthly Deduction Amounts

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts

     (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

     o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy may pass to your Beneficiary tax-free)

     o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred)

     o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy without facing tax consequences)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code (IRC). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     o    A definition of a life insurance contract

     o    Diversification requirements for separate account assets

     o Limitations on policy owner's control over the assets in a separate account

     o Guidelines to determine the maximum amount of premium that may be paid into a policy

     o    Limitations on withdrawals from a policy

     o Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the Separate Account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the Separate Account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Mutual Funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the Separate Accounts used to support their policy or contract rather than the insurance company. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of a policy, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC) as determined by IRC Section 7702A. A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT LEGAL DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC
Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10%additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal adviser before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement where the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. The laws of the state that govern the Policy determine the existence of an insurable interest. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump-sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump-sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Accounts, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     o    the Cash Value, Stated Amount and Amount Insured

     o    the date and amount of each Premium Payment

     o    the date and amount of each Monthly Deduction

     o the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account

     o the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges

     o    the annualized cost of any Riders purchased under the Policy and

     o a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and (ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another Separate Account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

Certain broker-dealer firms may receive additional compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates, and may be based on aggregate or anticipated sales of the Policies, meeting certain sales thresholds and/or overhead expenses incurred by the broker-dealer firms in offering the variable product. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. The Company and TDLLC have entered into such arrangements with Interlink Securities, Inc., Intersecurities, Inc., NFP Securities, Inc., The Leaders Group, Tower Square Securities, Inc., Transamerica Financial Advisers, Inc., Highland Capital Securities, Inc. and Underwriter Equity Corporation. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The amount and timing of overall compensation, including both commissions and additional compensation as outlined above, may vary depending on the selling and other agreementS in place, but is not expected to exceed 130.28% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewal premium paid after Policy Year 1. We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Funds or serves as a subadviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

TOWER SQUARE SECURITIES. TDLLC has entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. Such representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company. Sales of the Policies may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 12 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Cash Value in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority or

     (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when policy values are being withdrawn from the Fixed Account.

                     RESTRICTIONS OF FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                                LEGAL PROCEEDINGS

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Companies have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Companies' variable product operations on market timing, late trading and revenue sharing. The Companies are cooperating fully with all of these reviews and are not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either company to meet its obligations under the applicable contract.

                              FINANCIAL STATEMENTS

We have included the applicable Company's financial statements and the applicable Separate Account's financial statements in the applicable Statement of Additional Information.

                                   APPENDIX A
                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
================================================================================

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday.

AMOUNT INSURED -- under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASH SURRENDER VALUE -- the Cash Value less any Outstanding Loans and applicable surrender charges.

CASH VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Company that issued your Policy appears on your Policy and is determined primarily by the state where you purchased the Policy.

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- (see Mutual Fund.)

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY (IES) -- either The Travelers Insurance Company or The Travelers Life and Annuity Company depending on which company issues your Policy.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expense risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Cash Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value, which includes Cost of Insurance Charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK -- the Death Benefit minus the Cash Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Travelers Variable Life Accumulator- Series 2, an individual variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM ALLOCATION INSTRUCTIONS -- the instructions you provide us to allocate your Premium Payments among the Investment Options and/or Fixed Account. You may change your Premium Allocation Instructions by written direction.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

SEPARATE ACCOUNT(S) -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

TERM AMOUNT -- The amount of insurance provided by the Rider.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   APPENDIX B
================================================================================

SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
               (FOR ALL POLICIES EXCEPT THOSE ISSUED IN NEW YORK)

                                    DURATION
 ISSUE     ---------------------------------------------------------------------
  AGE         1      2      3      4      5      6      7      8      9      10
---------  ------  -----  -----  -----  -----  -----  -----  -----  -----  -----
   0         2.04   1.84   1.63   1.43   1.22   1.02   0.82   0.61   0.41   0.20
   1         2.04   1.84   1.63   1.43   1.22   1.02   0.82   0.61   0.41   0.20
   2         2.04   1.84   1.63   1.43   1.22   1.02   0.82   0.61   0.41   0.20
   3         2.04   1.84   1.63   1.43   1.22   1.02   0.82   0.61   0.41   0.20
   4         2.04   1.84   1.63   1.43   1.22   1.02   0.82   0.61   0.41   0.20
   5         2.19   1.97   1.75   1.53   1.31   1.10   0.88   0.66   0.44   0.22
   6         2.19   1.97   1.75   1.53   1.31   1.10   0.88   0.66   0.44   0.22
   7         2.21   1.99   1.77   1.55   1.33   1.11   0.88   0.66   0.44   0.22
   8         2.23   2.01   1.78   1.56   1.34   1.12   0.89   0.67   0.45   0.22
   9         2.26   2.03   1.81   1.58   1.36   1.13   0.90   0.68   0.45   0.23
  10         2.39   2.15   1.91   1.67   1.43   1.20   0.96   0.72   0.48   0.24
  11         2.46   2.21   1.97   1.72   1.48   1.23   0.98   0.74   0.49   0.25
  12         2.54   2.29   2.03   1.78   1.52   1.27   1.02   0.76   0.51   0.25
  13         2.65   2.39   2.12   1.86   1.59   1.33   1.06   0.80   0.53   0.27
  14         2.75   2.48   2.20   1.93   1.65   1.38   1.10   0.83   0.55   0.28
  15         2.76   2.48   2.21   1.93   1.66   1.38   1.10   0.83   0.55   0.28
  16         2.77   2.49   2.22   1.94   1.66   1.39   1.11   0.83   0.55   0.28
  17         2.79   2.51   2.23   1.95   1.67   1.40   1.12   0.84   0.56   0.28
  18         2.82   2.54   2.26   1.97   1.69   1.41   1.13   0.85   0.56   0.28
  19         2.90   2.61   2.32   2.03   1.74   1.45   1.16   0.87   0.58   0.29
  20         2.86   2.57   2.29   2.00   1.72   1.43   1.14   0.86   0.57   0.29
  21         2.93   2.64   2.34   2.05   1.76   1.47   1.17   0.88   0.59   0.29
  22         2.99   2.69   2.39   2.09   1.79   1.50   1.20   0.90   0.60   0.30
  23         3.04   2.74   2.43   2.13   1.82   1.52   1.22   0.91   0.61   0.30
  24         3.06   2.75   2.45   2.14   1.84   1.53   1.22   0.92   0.61   0.31
  25         3.08   2.77   2.46   2.16   1.85   1.54   1.23   0.92   0.62   0.31
  26         3.14   2.83   2.51   2.20   1.88   1.57   1.26   0.94   0.63   0.31
  27         3.25   2.93   2.60   2.28   1.95   1.63   1.30   0.98   0.65   0.33
  28         3.37   3.03   2.70   2.36   2.02   1.69   1.35   1.01   0.67   0.34
  29         3.47   3.12   2.78   2.43   2.08   1.74   1.39   1.04   0.69   0.35
  30         3.49   3.14   2.79   2.44   2.09   1.75   1.40   1.05   0.70   0.35
  31         3.64   3.28   2.91   2.55   2.18   1.82   1.46   1.09   0.73   0.36
  32         3.78   3.40   3.02   2.65   2.27   1.89   1.51   1.13   0.76   0.38
  33         3.92   3.53   3.14   2.74   2.35   1.96   1.57   1.18   0.78   0.39
  34         4.08   3.67   3.26   2.86   2.45   2.04   1.63   1.22   0.82   0.41
  35         4.19   3.77   3.35   2.93   2.51   2.10   1.68   1.26   0.84   0.42
  36         4.43   3.99   3.54   3.10   2.66   2.22   1.77   1.33   0.89   0.44
  37         4.66   4.19   3.73   3.26   2.80   2.33   1.86   1.40   0.93   0.47
  38         4.91   4.42   3.93   3.44   2.95   2.46   1.96   1.47   0.98   0.49
  39         5.14   4.63   4.11   3.60   3.08   2.57   2.06   1.54   1.03   0.51
  40         5.69   5.12   4.55   3.98   3.41   2.85   2.28   1.71   1.14   0.57
  41         6.05   5.45   4.84   4.24   3.63   3.03   2.42   1.82   1.21   0.61
  42         6.41   5.77   5.13   4.49   3.85   3.21   2.56   1.92   1.28   0.64
  43         6.76   6.08   5.41   4.73   4.06   3.38   2.70   2.03   1.35   0.68
  44         7.13   6.42   5.70   4.99   4.28   3.57   2.85   2.14   1.43   0.71
  45         7.18   6.46   5.74   5.03   4.31   3.59   2.87   2.15   1.44   0.72
  46         7.66   6.89   6.13   5.36   4.60   3.83   3.06   2.30   1.53   0.77

                                    DURATION
 ISSUE     ---------------------------------------------------------------------
  AGE         1      2      3      4      5      6      7      8      9      10
---------  ------  -----  -----  -----  -----  -----  -----  -----  -----  -----
  47         8.14   7.33   6.51   5.70   4.88   4.07   3.26   2.44   1.63   0.81
  48         8.63   7.77   6.90   6.04   5.18   4.32   3.45   2.59   1.73   0.86
  49         9.11   8.20   7.29   6.38   5.47   4.56   3.64   2.73   1.82   0.91
  50        10.00   9.00   8.00   7.00   6.00   5.00   4.00   3.00   2.00   1.00
  51        10.67   9.60   8.54   7.47   6.40   5.34   4.27   3.20   2.13   1.07
  52        11.35  10.22   9.08   7.95   6.81   5.68   4.54   3.41   2.27   1.14
  53        12.02  10.82   9.62   8.41   7.21   6.01   4.81   3.61   2.40   1.20
  54        12.70  11.43  10.16   8.89   7.62   6.35   5.08   3.81   2.54   1.27
  55        13.01  11.71  10.41   9.11   7.81   6.51   5.20   3.90   2.60   1.30
  56        13.99  12.59  11.19   9.79   8.39   7.00   5.60   4.20   2.80   1.40
  57        14.97  13.47  11.98  10.48   8.98   7.49   5.99   4.49   2.99   1.50
  58        15.96  14.36  12.77  11.17   9.58   7.98   6.38   4.79   3.19   1.60
  59        16.93  15.24  13.54  11.85  10.16   8.47   6.77   5.08   3.39   1.69
  60        17.91  16.12  14.33  12.54  10.75   8.96   7.16   5.37   3.58   1.79
  61        19.52  17.57  15.62  13.66  11.71   9.76   7.81   5.86   3.90   1.95
  62        21.12  19.01  16.90  14.78  12.67  10.56   8.45   6.34   4.22   2.11
  63        22.73  20.46  18.18  15.91  13.64  11.37   9.09   6.82   4.55   2.27
  64        24.34  21.91  19.47  17.04  14.60  12.17   9.74   7.30   4.87   2.43
  65        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  66        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  67        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  68        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  69        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  70        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  71        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  72        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  73        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  74        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  75        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  76        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  77        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  78        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  79        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  80        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  81        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  82        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  83        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  84        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
  85        25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54

                                   APPENDIX C
================================================================================

SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
                     (FOR POLICIES ISSUED IN NEW YORK ONLY)

                                    DURATION
 ISSUE     ---------------------------------------------------------------------
  AGE         1      2      3      4      5      6      7      8      9      10
---------  ------  -----  -----  -----  -----  -----  -----  -----  -----  -----
   0         2.04   1.84   1.63   1.43   1.22   1.02   0.82   0.61   0.41   0.20
   1         2.04   1.84   1.63   1.43   1.22   1.02   0.82   0.61   0.41   0.20
   2         2.04   1.84   1.63   1.43   1.22   1.02   0.82   0.61   0.41   0.20
   3         2.04   1.84   1.63   1.43   1.22   1.02   0.82   0.61   0.41   0.20
   4         2.04   1.84   1.63   1.43   1.22   1.02   0.82   0.61   0.41   0.20
   5         2.19   1.97   1.75   1.53   1.31   1.10   0.88   0.66   0.44   0.22
   6         2.19   1.97   1.75   1.53   1.31   1.10   0.88   0.66   0.44   0.22
   7         2.21   1.99   1.77   1.55   1.33   1.11   0.88   0.66   0.44   0.22
   8         2.23   2.01   1.78   1.56   1.34   1.12   0.89   0.67   0.45   0.22
   9         2.26   2.03   1.81   1.58   1.36   1.13   0.90   0.68   0.45   0.23
  10         2.39   2.15   1.91   1.67   1.43   1.20   0.96   0.72   0.48   0.24
  11         2.46   2.21   1.97   1.72   1.48   1.23   0.98   0.74   0.49   0.25
  12         2.54   2.29   2.03   1.78   1.52   1.27   1.02   0.76   0.51   0.25
  13         2.65   2.39   2.12   1.86   1.59   1.33   1.06   0.80   0.53   0.27
  14         2.75   2.48   2.20   1.93   1.65   1.38   1.10   0.83   0.55   0.28
  15         2.76   2.48   2.21   1.93   1.66   1.38   1.10   0.83   0.55   0.28
  16         2.77   2.49   2.22   1.94   1.66   1.39   1.11   0.83   0.55   0.28
  17         2.79   2.51   2.23   1.95   1.67   1.40   1.12   0.84   0.56   0.28
  18         2.82   2.54   2.26   1.97   1.69   1.41   1.13   0.85   0.56   0.28
  19         2.90   2.61   2.32   2.03   1.74   1.45   1.16   0.87   0.58   0.29
  20         2.86   2.57   2.29   2.00   1.72   1.43   1.14   0.86   0.57   0.29
  21         2.93   2.64   2.34   2.05   1.76   1.47   1.17   0.88   0.59   0.29
  22         2.99   2.69   2.39   2.09   1.79   1.50   1.20   0.90   0.60   0.30
  23         3.04   2.74   2.43   2.13   1.82   1.52   1.22   0.91   0.61   0.30
  24         3.06   2.75   2.45   2.14   1.84   1.53   1.22   0.92   0.61   0.31
  25         3.08   2.77   2.46   2.16   1.85   1.54   1.23   0.92   0.62   0.31
  26         3.14   2.83   2.51   2.20   1.88   1.57   1.26   0.94   0.63   0.31
  27         3.25   2.93   2.60   2.28   1.95   1.63   1.30   0.98   0.65   0.33
  28         3.37   3.03   2.70   2.36   2.02   1.69   1.35   1.01   0.67   0.34
  29         3.47   3.12   2.78   2.43   2.08   1.74   1.39   1.04   0.69   0.35
  30         3.49   3.14   2.79   2.44   2.09   1.75   1.40   1.05   0.70   0.35
  31         3.64   3.28   2.91   2.55   2.18   1.82   1.46   1.09   0.73   0.36
  32         3.78   3.40   3.02   2.65   2.27   1.89   1.51   1.13   0.76   0.38
  33         3.92   3.53   3.14   2.74   2.35   1.96   1.57   1.18   0.78   0.39
  34         4.08   3.67   3.26   2.86   2.45   2.04   1.63   1.22   0.82   0.41
  35         4.19   3.77   3.35   2.93   2.51   2.10   1.68   1.26   0.84   0.42
  36         4.43   3.99   3.54   3.10   2.66   2.22   1.77   1.33   0.89   0.44
  37         4.66   4.19   3.73   3.26   2.80   2.33   1.86   1.40   0.93   0.47
  38         4.91   4.42   3.93   3.44   2.95   2.46   1.96   1.47   0.98   0.49
  39         5.14   4.63   4.11   3.60   3.08   2.57   2.06   1.54   1.03   0.51
  40         5.69   5.12   4.55   3.98   3.41   2.85   2.28   1.71   1.14   0.57
  41         6.05   5.45   4.84   4.24   3.63   3.03   2.42   1.82   1.21   0.61
  42         6.41   5.77   5.13   4.49   3.85   3.21   2.56   1.92   1.28   0.64
  43         6.76   6.08   5.41   4.73   4.06   3.38   2.70   2.03   1.35   0.68
  44         7.13   6.42   5.70   4.99   4.28   3.57   2.85   2.14   1.43   0.71
  45         7.18   6.46   5.74   5.03   4.31   3.59   2.87   2.15   1.44   0.72
  46         7.66   6.89   6.13   5.36   4.60   3.83   3.06   2.30   1.53   0.77

                                    DURATION
 ISSUE     ---------------------------------------------------------------------
  AGE         1      2      3      4      5      6      7      8      9      10
---------  ------  -----  -----  -----  -----  -----  -----  -----  -----  -----
   47        8.14   7.33   6.51   5.70   4.88   4.07   3.26   2.44   1.63   0.81
   48        8.63   7.77   6.90   6.04   5.18   4.32   3.45   2.59   1.73   0.86
   49        9.11   8.20   7.29   6.38   5.47   4.56   3.64   2.73   1.82   0.91
   50       10.00   9.00   8.00   7.00   6.00   5.00   4.00   3.00   2.00   1.00
   51       10.67   9.60   8.54   7.47   6.40   5.34   4.27   3.20   2.13   1.07
   52       11.35  10.22   9.08   7.95   6.81   5.68   4.54   3.41   2.27   1.14
   53       12.02  10.82   9.62   8.41   7.21   6.01   4.81   3.61   2.40   1.20
   54       12.70  11.43  10.16   8.89   7.62   6.35   5.08   3.81   2.54   1.27
   55       13.01  11.71  10.41   9.11   7.81   6.51   5.20   3.90   2.60   1.30
   56       13.99  12.59  11.19   9.79   8.39   7.00   5.60   4.20   2.80   1.40
   57       14.97  13.47  11.98  10.48   8.98   7.49   5.99   4.49   2.99   1.50
   58       15.96  14.36  12.77  11.17   9.58   7.98   6.38   4.79   3.19   1.60
   59       16.20  13.77  11.34  10.53   9.72   8.10   6.48   4.86   3.24   1.62
   60       16.30  13.86  11.41  10.60   9.78   8.15   6.52   4.89   3.26   1.63
   61       16.50  14.03  11.55  10.73   9.90   8.25   6.60   4.95   3.30   1.65
   62       16.70  14.20  11.69  10.86  10.02   8.35   6.68   5.01   3.34   1.67
   63       16.90  14.37  11.83  10.99  10.14   8.45   6.76   5.07   3.38   1.69
   64       17.20  14.62  12.04  11.18  10.32   8.60   6.88   5.16   3.44   1.72
   65       17.40  14.79  12.18  11.31  10.44   8.70   6.96   5.22   3.48   1.74
   66       17.70  15.05  12.39  11.51  10.62   8.85   7.08   5.31   3.54   1.77
   67       18.00  15.30  12.60  11.70  10.80   9.00   7.20   5.40   3.60   1.80
   68       18.40  15.64  12.88  11.96  11.04   9.20   7.36   5.52   3.68   1.84
   69       18.80  15.98  13.16  12.22  11.28   9.40   7.52   5.64   3.76   1.88
   70       19.50  16.58  13.65  12.68  11.70   9.75   7.80   5.85   3.90   1.95
   71       20.50  17.43  14.35  13.33  12.30  10.25   8.20   6.15   4.10   2.05
   72       21.70  18.45  15.19  14.11  13.02  10.85   8.68   6.51   4.34   2.17
   73       23.00  19.55  16.10  14.95  13.80  11.50   9.20   6.90   4.60   2.30
   74       24.40  20.74  17.08  15.86  14.64  12.20   9.76   7.32   4.88   2.44
   75       25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
   76       25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
   77       25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
   78       25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
   79       25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
   80       25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
   81       25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
   82       25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
   83       25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
   84       25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54
   85       25.40  22.86  20.32  17.78  15.24  12.70  10.16   7.62   5.08   2.54

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, 3CP Hartford, CT 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI contains additional information about the Registrant and can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03927 and 811-07411

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                              TRAVELERS MARKETLIFE
                             TRAVELERS VARIABLE LIFE
                       TRAVELERS VARIABLE LIFE ACCUMULATOR
                       TRAVELERS VARIABLE SURVIVOSHIP LIFE
                     TRAVELERS VARIABLE SURVIVORSHIP LIFE II
                 TRAVELERS VARIABLE LIFE ACCUMULATOR - SERIES 2


                   PART B: STATEMENT OF ADDITIONAL INFORMATION
                                      (SAI)

                                      DATED

                                   MAY 3, 2004

                                       FOR

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)

                                    ISSUED BY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)

This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Contracts and The Travelers Life and Annuity Company. You should read this SAI in conjunction with the prospectuses for the Flexible Premium Variable Life Insurance Contracts dated May 3, 2004 for Travelers MarketLife, Travelers Variable Life, Travelers Variable Life Accumulator, Travelers Variable Survivorship Life and Travelers Variable Survivorship Life II ("the Contracts"). The defined terms used in this SAI are as defined in the prospectus.

Copies of the prospectuses may be obtained by writing to The Travelers Life and Annuity Company, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1-800-334-4298 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                                3
   The Depositor                                                               3
   State Regulation                                                            3
   The Registrant                                                              3
   Registration Statement                                                      3
   The Custodian                                                               3
UNDERWRITING AND SERVICE AGREEMENTS                                            3
   Distribution and Principal Underwriting Agreement                           3
   Compensation                                                                4
   Distribution and Service Fees (12b-1 fees)                                  4
VALUATION OF ASSETS                                                            4
   Investment Options                                                          5
   Cash Value                                                                  5
   Accumulation Unit Value                                                     5
ADDITIONAL INFORMATION ABOUT CHARGES                                           5
   Special Purchase Plans                                                      5
   Underwriting Procedures                                                     6
   Increases and Decreases in Stated Amount                                    6
INDEPENDENT AUDITORS                                                           6
FINANCIAL STATEMENTS                                                           6

                         GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. The Travelers Life and Annuity Company (the "Company") is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states, (except New York) and the District of Columbia and Puerto Rico. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06183-3415 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of The Travelers Insurance Company, an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. The Travelers Life and Annuity Company sponsors a separate account: The Travelers Fund UL II for Variable Life Insurance (Fund UL II). Fund UL II was established under the laws of Connecticut on October 17, 1995. Fund UL II is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualify as a "a separate account." Separate Accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, its amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.


                       UNDERWRITING AND SERVICE AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

--------------------------------------------------------------------------------
            UNDERWRITING COMMISSIONS PAID TO        AMOUNT OF UNDERWRITING
 YEAR            TDLLC BY THE COMPANY            COMMISSIONS RETAINED BY TDLLC
--------------------------------------------------------------------------------
 2003                   $22,759                                $0
--------------------------------------------------------------------------------
 2002                   $34,874                                $0
--------------------------------------------------------------------------------
 2001                   $45,793                                $0
--------------------------------------------------------------------------------

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

Certain broker-dealer firms may receive additional compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates, and may be based on aggregate or anticipated sales of the Policies, meeting certain sales thresholds and/or overhead expenses incurred by the broker-dealer firms in offering the variable product. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. The Company and TDLLC have entered into such arrangements with Interlink Securities, Inc., Intersecurities, Inc., NFP Securities, Inc., The Leaders Group, Tower Square Securities, Inc., Transamerica Financial Advisers, Inc., Highland Capital Securities, Inc. and Underwriter Equity Corporation. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The amount and timing of overall compensation, including both commissions and additional compensation as outlined above, may vary depending on the selling and other agreementS in place, but is not expected to exceed 130.28% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewal premium paid after Policy Year 1. We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Funds or serves as a subadviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

DISTRIBUTION AND SERVICE FEES (12b-1 FEES). Certain of the Funds have adopted a Distribution and/or Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 which allows a fund to pay fees (12b-1 fees) to those who sell and distribute fund shares out of fund assets. Some of the Funds pay the Company and/or TDLLC 12b-1 fees for certain distribution and shareholders support services incurred in the performance of the Company and/or TDLLC's obligations under agreements with the Funds. The Company and Travelers Distribution LLC may receive distribution and/or service fees (12b-1 fees) of up to 0.50% of average Fund assets. For more information on the 12b-1 fees that Funds may pay, please see the Fund prospectus and the Contract prospectus. In addition, the Advisers for certain Funds may use its management fee revenues, as well as its past profits or other resources as permitted by regulatory rules, to make payments for distribution services to TDLLC, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

                               VALUATION OF ASSETS

INVESTMENT OPTIONS: The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CASH VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

         (a) = investment income plus capital gains and losses (whether realized or unrealized);

         (b) = any deduction for applicable taxes (presently zero); and

         (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

                  ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Contract (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Contract is issues; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

UNDERWRITING PROCEDURES. The Contract's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Contract has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Contract) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Contracts issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured(s) is still insurable. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.


                              INDEPENDENT AUDITORS

The financial statements of The Travelers Fund UL II for Variable Life Insurance as of December 31, 2003, and for each of the years in the two-year period ended December 31, 2003, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2003, financial statements and schedules refer to changes in the Company's methods of accounting for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

                              FINANCIAL STATEMENTS

The financial statements of The Travelers Life and Annuity Company and The Travelers Fund UL II for Variable Life Insurance follow this page of the SAI. The financial statements of The Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the separate accounts.

ANNUAL REPORT
DECEMBER 31, 2003

                            THE TRAVELERS FUND UL II

                           FOR VARIABLE LIFE INSURANCE

   [GRAPHIC OMITTED]

   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Cityplace

   Hartford, CT  06103

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003


                                          CAPITAL              DREYFUS STOCK
                                        APPRECIATION            INDEX FUND -           MANAGED ASSETS           MONEY MARKET
                                            FUND               INITIAL SHARES              TRUST                  PORTFOLIO
                                        ------------           --------------          --------------           ------------
ASSETS:
  Investments at market value: ....     $ 17,314,925            $ 17,594,841            $  4,046,419            $ 50,178,808

  Receivables:
    Dividends .....................               --                      --                      --                  13,234
                                        ------------            ------------            ------------            ------------

      Total Assets ................       17,314,925              17,594,841               4,046,419              50,192,042
                                        ------------            ------------            ------------            ------------

LIABILITIES:
  Payables:
    Insurance charges .............            1,870                   1,901                     435                   5,478
    Administrative charges ........              171                     189                      24                     340
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........            2,041                   2,090                     459                   5,818
                                        ------------            ------------            ------------            ------------

NET ASSETS: .......................     $ 17,312,884            $ 17,592,751            $  4,045,960            $ 50,186,224
                                        ============            ============            ============            ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II

                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                     ALLIANCEBERNSTEIN
                                       PREMIER GROWTH
                                        PORTFOLIO -         GLOBAL GROWTH FUND -       GROWTH FUND -        GROWTH-INCOME FUND -
                                          CLASS B              CLASS 2 SHARES          CLASS 2 SHARES          CLASS 2 SHARES
                                     -----------------      --------------------       --------------       --------------------
ASSETS:
  Investments at market value: ....     $  1,350,649            $  3,847,013            $ 20,891,633            $ 13,241,142

  Receivables:
    Dividends .....................               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................        1,350,649               3,847,013              20,891,633              13,241,142
                                        ------------            ------------            ------------            ------------

LIABILITIES:
  Payables:
    Insurance charges .............              145                     411                   2,263                   1,434
    Administrative charges ........                3                      15                     115                      43
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........              148                     426                   2,378                   1,477
                                        ------------            ------------            ------------            ------------

NET ASSETS: .......................     $  1,350,501            $  3,846,587            $ 20,889,255            $ 13,239,665
                                        ============            ============            ============            ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II

                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                December 31, 2003


                                                 DREYFUS VIF
                            DREYFUS VIF           DEVELOPING         FRANKLIN SMALL            MUTUAL             TEMPLETON
       EMERGING            APPRECIATION            LEADERS             CAP FUND -        SHARES SECURITIES   FOREIGN SECURITIES
       MARKETS              PORTFOLIO -      PORTFOLIO - INITIAL         CLASS 2            FUND - CLASS        FUND - CLASS
      PORTFOLIO           INITIAL SHARES            SHARES               SHARES               2 SHARES            2 SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


           $ 684,833             $ 167,410          $ 8,597,060           $ 3,237,004             $ 874,208          $ 1,360,842


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             684,833               167,410            8,597,060             3,237,004               874,208            1,360,842
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  70                    19                  933                   350                    93                  148
                   -                     -                   75                    16                     3                   11
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

                  70                    19                1,008                   366                    96                  159
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           $ 684,763             $ 167,391          $ 8,596,052           $ 3,236,638             $ 874,112          $ 1,360,683
=====================  ====================  ===================  ====================  ==================== ====================

                        See Notes to Financial Statements

                                         TEMPLETON               TEMPLETON               TEMPLETON
                                        GLOBAL ASSET           GLOBAL INCOME         GROWTH SECURITIES         GOLDMAN SACHS
                                      ALLOCATION FUND -       SECURITIES FUND -         FUND - CLASS           CAPITAL GROWTH
                                       CLASS 1 SHARES          CLASS 1 SHARES             1 SHARES                  FUND
                                      -----------------       -----------------      -----------------         --------------
ASSETS:
  Investments at market value: ....     $  1,384,899            $  1,334,730            $  7,633,878            $  2,984,100

  Receivables:
    Dividends .....................               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................        1,384,899               1,334,730               7,633,878               2,984,100
                                        ------------            ------------            ------------            ------------


LIABILITIES:
  Payables:
    Insurance charges .............              149                     145                     824                     325
    Administrative charges ........               19                      19                      92                      36
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........              168                     164                     916                     361
                                        ------------            ------------            ------------            ------------

NET ASSETS: .......................     $  1,384,731            $  1,334,566            $  7,632,962            $  2,983,739
                                        ============            ============            ============            ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003


                                                                                            WORLDWIDE

                                                   GLOBAL               MID CAP               GROWTH                LAZARD
    EQUITY INDEX            FUNDAMENTAL          TECHNOLOGY             GROWTH              PORTFOLIO -           RETIREMENT
 PORTFOLIO - CLASS I           VALUE             PORTFOLIO -          PORTFOLIO -            SERVICE               SMALL CAP
       SHARES                PORTFOLIO         SERVICE SHARES        SERVICE SHARES           SHARES               PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

        $ 24,305,797          $ 21,726,672          $ 1,555,863           $ 4,242,714           $ 5,188,353          $ 1,437,146


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

          24,305,797            21,726,672            1,555,863             4,242,714             5,188,353            1,437,146
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




               2,610                 2,358                  158                   443                   537                  158
                 144                   153                    5                    13                    18                   10
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

               2,754                 2,511                  163                   456                   555                  168
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

        $ 24,303,043          $ 21,724,161          $ 1,555,700           $ 4,242,258           $ 5,187,798          $ 1,436,978
=====================  ====================  ===================  ====================  ==================== ====================

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II

                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                                                                  PUTNAM VT
                                        TOTAL RETURN          PIONEER MID CAP             PUTNAM VT             INTERNATIONAL
                                         PORTFOLIO -             VALUE VCT            DISCOVERY GROWTH              EQUITY
                                       ADMINISTRATIVE           PORTFOLIO -            FUND - CLASS IB         FUND - CLASS IB
                                            CLASS             CLASS II SHARES              SHARES                  SHARES
                                       --------------         ---------------         ----------------         ---------------
ASSETS:
  Investments at market value: ....     $ 23,491,414            $  1,301,957            $    179,806            $  5,939,313

  Receivables:
    Dividends .....................               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................       23,491,414               1,301,957                 179,806               5,939,313
                                        ------------            ------------            ------------            ------------

LIABILITIES:
  Payables:
    Insurance charges .............            2,598                     140                      19                     637
    Administrative charges ........              116                       2                       1                      38
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........            2,714                     142                      20                     675
                                        ------------            ------------            ------------            ------------

NET ASSETS: .......................     $ 23,488,700            $  1,301,815            $    179,786            $  5,938,638
                                        ============            ============            ============            ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003


                       SCUDDER VIT EAFE(R)
    PUTNAM VT SMALL       EQUITY INDEX        SCUDDER VIT SMALL       CONVERTIBLE
   CAP VALUE FUND -      FUND - CLASS A       CAP INDEX FUND -        SECURITIES           EQUITY INCOME         LARGE CAP
    CLASS IB SHARES          SHARES            CLASS A SHARES          PORTFOLIO             PORTFOLIO           PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
         $ 1,613,366           $ 4,937,274         $ 11,164,655           $ 1,919,225           $ 9,730,496          $ 1,663,295


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           1,613,366             4,937,274           11,164,655             1,919,225             9,730,496            1,663,295
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                 178                   519                1,226                   203                 1,057                  176
                   5                    35                   87                     7                    69                    8
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

                 183                   554                1,313                   210                 1,126                  184
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

         $ 1,613,183           $ 4,936,720         $ 11,163,342           $ 1,919,015           $ 9,729,370          $ 1,663,111
=====================  ====================  ===================  ====================  ==================== ====================

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                                                                ZERO COUPON
                                          MFS MID                                     U.S. GOVERNMENT            BOND FUND
                                         CAP GROWTH             PIONEER FUND             SECURITIES              PORTFOLIO
                                         PORTFOLIO                PORTFOLIO              PORTFOLIO              SERIES 2005
                                        ------------            ------------          ---------------           ------------
ASSETS:
  Investments at market value: ....     $  2,106,581            $    876,542            $ 15,088,871            $  1,578,518

  Receivables:
    Dividends .....................               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................        2,106,581                 876,542              15,088,871               1,578,518
                                        ------------            ------------            ------------            ------------

LIABILITIES:
  Payables:
    Insurance charges .............              228                      94                   1,657                     175
    Administrative charges ........                4                      10                     143                      15
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........              232                     104                   1,800                     190
                                        ------------            ------------            ------------            ------------

NET ASSETS: .......................     $  2,106,349            $    876,438            $ 15,087,071            $  1,578,328
                                        ============            ============            ============            ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                   PIONEER           SMITH BARNEY                                SMITH BARNEY
      AIM CAPITAL           MFS TOTAL             STRATEGIC           AGGRESSIVE            SMITH BARNEY        INTERNATIONAL
     APPRECIATION             RETURN               INCOME               GROWTH              HIGH INCOME         ALL CAP GROWTH
       PORTFOLIO            PORTFOLIO             PORTFOLIO            PORTFOLIO             PORTFOLIO            PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
         $ 9,370,888          $ 18,725,757          $ 4,952,686           $ 9,336,878          $ 12,702,648            $ 542,564


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           9,370,888            18,725,757            4,952,686             9,336,878            12,702,648              542,564
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




               1,007                 2,022                  532                 1,011                 1,388                   58
                  85                   115                   45                    48                   131                    4
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

               1,092                 2,137                  577                 1,059                 1,519                   62
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

         $ 9,369,796          $ 18,723,620          $ 4,952,109           $ 9,335,819          $ 12,701,129            $ 542,502
=====================  ====================  ===================  ====================  ==================== ====================

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                SMITH BARNEY
                                        SMITH BARNEY               LARGE                                         COMSTOCK
                                       LARGE CAP VALUE         CAPITALIZATION        STRATEGIC EQUITY           PORTFOLIO -
                                          PORTFOLIO           GROWTH PORTFOLIO           PORTFOLIO            CLASS II SHARES
                                       ---------------        ----------------       ----------------         ---------------
ASSETS:
  Investments at market value: ....     $ 10,798,587            $ 12,533,835            $ 13,562,060            $    307,986

  Receivables:
    Dividends .....................               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................       10,798,587              12,533,835              13,562,060                 307,986
                                        ------------            ------------            ------------            ------------

LIABILITIES:
  Payables:
    Insurance charges .............            1,145                   1,337                   1,467                      32
    Administrative charges ........               74                      66                     134                       2
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........            1,219                   1,403                   1,601                      34
                                        ------------            ------------            ------------            ------------

NET ASSETS: .......................     $ 10,797,368            $ 12,532,432            $ 13,560,459            $    307,952
                                        ============            ============            ============            ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

   EMERGING GROWTH       EQUITY - INCOME                              HIGH INCOME          ASSET MANAGER         CONTRAFUND(R)
 PORTFOLIO - CLASS I   PORTFOLIO - INITIAL   GROWTH PORTFOLIO -   PORTFOLIO - INITIAL   PORTFOLIO - INITIAL       PORTFOLIO -
        SHARES                CLASS            INITIAL CLASS             CLASS                 CLASS            SERVICE CLASS
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
         $ 1,206,431           $ 9,969,591         $ 11,596,316           $ 2,170,094           $ 2,310,063          $ 6,151,437


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           1,206,431             9,969,591           11,596,316             2,170,094             2,310,063            6,151,437
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                 130                 1,076                1,253                   230                   251                  670
                   1                   105                  132                    22                    27                   46
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

                 131                 1,181                1,385                   252                   278                  716
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

         $ 1,206,300           $ 9,968,410         $ 11,594,931           $ 2,169,842           $ 2,309,785          $ 6,150,721
=====================  ====================  ===================  ====================  ==================== ====================

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003



                                   MID CAP PORTFOLIO -
                                     SERVICE CLASS 2            COMBINED
                                   -------------------       --------------
ASSETS:
  Investments at market value: ....    $   797,739           $  423,807,812

  Receivables:
    Dividends .....................             --                   13,234
                                       -----------           --------------

      Total Assets ................        797,739              423,821,046
                                       -----------           --------------

LIABILITIES:
  Payables:
    Insurance charges .............             86                   45,859
    Administrative charges ........              7                    3,098
                                       -----------           --------------

      Total Liabilities ...........             93                   48,957
                                       -----------           --------------

NET ASSETS: .......................    $   797,646           $  423,772,089
                                       ===========           ==============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                               CAPITAL        DREYFUS STOCK
                                                            APPRECIATION       INDEX FUND -          MANAGED        MONEY MARKET
                                                                FUND          INITIAL SHARES      ASSETS TRUST       PORTFOLIO
                                                            ------------      --------------      ------------      ------------
INVESTMENT INCOME:
  Dividends .........................................       $      7,937        $   222,866        $   95,581       $   452,473
                                                            ------------        -----------        ----------       -----------
EXPENSES:
  Insurance charges .................................            122,287            116,636            25,436           460,165
  Administrative charges ............................             11,346             11,594             1,473            26,780
                                                            ------------        -----------        ----------       -----------

    Total expenses ..................................            133,633            128,230            26,909           486,945
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................           (125,696)            94,636            68,672           (34,472)
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --                 --                --                --
    Realized gain (loss) on sale of investments .....           (487,313)            16,223           (79,943)               --
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................           (487,313)            16,223           (79,943)               --
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................          3,958,322          3,547,274           627,494                --
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $  3,345,313        $ 3,658,133        $  616,223       $   (34,472)
                                                            ============        ===========        ==========       ===========

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                         ALLIANCEBERNSTEIN    GLOBAL GROWTH                        GROWTH-INCOME
                                                          PREMIER GROWTH      FUND - CLASS 2      GROWTH FUND -    FUND - CLASS 2
                                                        PORTFOLIO - CLASS B       SHARES         CLASS 2 SHARES        SHARES
                                                        -------------------   --------------     --------------    --------------
INVESTMENT INCOME:
  Dividends .........................................       $         --        $     9,282        $   19,145       $   114,643
                                                            ------------        -----------        ----------       -----------
EXPENSES:
  Insurance charges .................................              8,248             19,195           113,119            75,807
  Administrative charges ............................                197                767             5,897             2,181
                                                            ------------        -----------        ----------       -----------

    Total expenses ..................................              8,445             19,962           119,016            77,988
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................             (8,445)           (10,680)          (99,871)           36,655
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --                 --                --                --
    Realized gain (loss) on sale of investments .....            (12,194)            10,963            39,664            53,670
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................            (12,194)            10,963            39,664            53,670
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................            235,661            803,169         4,573,755         2,688,043
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $    215,022        $   803,452        $4,513,548       $ 2,778,368
                                                            ============        ===========        ==========       ===========

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                              TEMPLETON          TEMPLETON          TEMPLETON         TEMPLETON
                                                         FOREIGN SECURITIES     GLOBAL ASSET      GLOBAL INCOME   GROWTH SECURITIES
                                                           FUND - CLASS 2    ALLOCATION FUND -  SECURITIES FUND -  FUND - CLASS 1
                                                               SHARES          CLASS 1 SHARES     CLASS 1 SHARES       SHARES
                                                         ------------------  -----------------  ----------------- -----------------
INVESTMENT INCOME:
  Dividends .........................................       $         66        $    29,600        $   45,650       $    93,453
                                                            ------------        -----------        ----------       -----------
EXPENSES:
  Insurance charges .................................              1,999              8,683             5,060            45,642
  Administrative charges ............................                185              1,085               633             5,050
                                                            ------------        -----------        ----------       -----------

    Total expenses ..................................              2,184              9,768             5,693            50,692
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................             (2,118)            19,832            39,957            42,761
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --                 --                --                --
    Realized gain (loss) on sale of investments .....                131            (31,544)           26,311             4,918
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................                131            (31,544)           26,311             4,918
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................            108,020            319,186            72,992         1,615,126
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $    106,033        $   307,474        $  139,260       $ 1,662,805
                                                            ============        ===========        ==========       ===========

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                              LAZARD           TOTAL RETURN       PIONEER MID        PUTNAM VT
                                                            RETIREMENT          PORTFOLIO -      CAP VALUE VCT      GROWTH FUND
                                                             SMALL CAP        ADMINISTRATIVE      PORTFOLIO -        CLASS 1B
                                                             PORTFOLIO            CLASS         CLASS II SHARES       SHARES
                                                            ------------      --------------    ---------------     -----------
INVESTMENT INCOME:
  Dividends .........................................       $         --        $   561,001        $    1,569       $        --
                                                            ------------        -----------        ----------       -----------
EXPENSES:
  Insurance charges .................................              1,994            161,921             5,205             1,047
  Administrative charges ............................                148              6,965                47                15
                                                            ------------        -----------        ----------       -----------

    Total expenses ..................................              2,142            168,886             5,252             1,062
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................             (2,142)           392,115            (3,683)           (1,062)
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --            182,067                --                --
    Realized gain (loss) on sale of investments .....              1,275             31,838             9,447               550
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................              1,275            213,905             9,447               550
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................             90,321            134,088           242,114            37,879
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $     89,454        $   740,108        $  247,878       $    37,367
                                                            ============        ===========        ==========       ===========

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                       U.S.
                                                                                                                    GOVERNMENT
                                                             LARGE CAP         MFS MID CAP        PIONEER FUND      SECURITIES
                                                             PORTFOLIO       GROWTH PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                            ------------     ----------------     ------------      -----------
INVESTMENT INCOME:
  Dividends .........................................       $      5,892        $        --        $   11,562       $   765,013
                                                            ------------        -----------        ----------       -----------
EXPENSES:
  Insurance charges .................................              9,430             10,934             5,678           113,131
  Administrative charges ............................                366                241               684             9,528
                                                            ------------        -----------        ----------       -----------

    Total expenses ..................................              9,796             11,175             6,362           122,659
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................             (3,904)           (11,175)            5,200           642,354
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --                 --                --           250,075
    Realized gain (loss) on sale of investments .....             (7,980)           (29,757)          (64,637)          123,695
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................             (7,980)           (29,757)          (64,637)          373,770
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................            283,048            457,500           215,756          (726,070)
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $    271,164        $   416,568        $  156,319       $   290,054
                                                            ============        ===========        ==========       ===========

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

  ZERO COUPON BOND        AIM CAPITAL                                                          SMITH BARNEY            SMITH BARNEY
   FUND PORTFOLIO         APPRECIATION            MFS TOTAL          PIONEER STRATEGIC      AGGRESSIVE GROWTH          HIGH INCOME
    SERIES 2005            PORTFOLIO           RETURN PORTFOLIO       INCOME PORTFOLIO          PORTFOLIO               PORTFOLIO
   ------------           ------------           ------------           ------------           ------------           ------------
   $     80,918           $         --           $    395,029           $    423,166           $         --           $    876,866
   ------------           ------------           ------------           ------------           ------------           ------------


         22,149                 63,190                124,333                 35,499                 57,484                 33,064
          2,222                  5,383                  7,067                  3,116                  2,789                  1,887
   ------------           ------------           ------------           ------------           ------------           ------------

         24,371                 68,573                131,400                 38,615                 60,273                 34,951
   ------------           ------------           ------------           ------------           ------------           ------------

         56,547                (68,573)               263,629                384,551                (60,273)               841,915
   ------------           ------------           ------------           ------------           ------------           ------------



         14,570                     --                     --                     --                     --                     --
         40,952               (177,516)              (150,959)               (64,718)               (73,268)               (60,744)
   ------------           ------------           ------------           ------------           ------------           ------------

         55,522               (177,516)              (150,959)               (64,718)               (73,268)               (60,744)
   ------------           ------------           ------------           ------------           ------------           ------------


        (78,702)             2,270,945              2,248,106                417,316              2,221,650                116,932
   ------------           ------------           ------------           ------------           ------------           ------------



   $     33,367           $  2,024,856           $  2,360,776           $    737,149           $  2,088,109           $    898,103
   ============           ============           ============           ============           ============           ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                            SMITH BARNEY                          SMITH BARNEY
                                                          INTERNATIONAL ALL    SMITH BARNEY         LARGE            STRATEGIC
                                                             CAP GROWTH          LARGE CAP       CAPITALIZATION        EQUITY
                                                              PORTFOLIO       VALUE PORTFOLIO   GROWTH PORTFOLIO     PORTFOLIO
                                                          -----------------   ---------------   ----------------    -----------
INVESTMENT INCOME:
  Dividends .........................................       $      4,993        $   164,801        $    2,267       $        --
                                                            ------------        -----------        ----------       -----------
EXPENSES:
  Insurance charges .................................              2,926             68,478            62,405            90,851
  Administrative charges ............................                202              4,483             2,613             8,441
                                                            ------------        -----------        ----------       -----------

    Total expenses ..................................              3,128             72,961            65,018            99,292
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................              1,865             91,840           (62,751)          (99,292)
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --                 --                --                --
    Realized gain (loss) on sale of investments .....              4,328           (339,921)          (25,130)         (547,498)
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................              4,328           (339,921)          (25,130)         (547,498)
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................             92,864          2,342,089         3,067,116         3,773,338
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $     99,057        $ 2,094,008        $2,979,235       $ 3,126,548
                                                            ============        ===========        ==========       ===========

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

      COMSTOCK          EMERGING GROWTH        EQUITY - INCOME             GROWTH              HIGH INCOME           ASSET MANAGER
    PORTFOLIO -           PORTFOLIO -            PORTFOLIO -            PORTFOLIO -            PORTFOLIO -            PORTFOLIO -
  CLASS II SHARES        CLASS I SHARES         INITIAL CLASS          INITIAL CLASS          INITIAL CLASS          INITIAL CLASS
  ---------------       ---------------        ---------------         -------------          -------------          -------------
   $         --           $         --           $    145,298           $     26,396           $    125,931           $     76,568
   ------------           ------------           ------------           ------------           ------------           ------------


            342                  7,607                 66,258                 78,435                 14,670                 16,503
             18                     54                  6,419                  8,192                  1,381                  1,767
   ------------           ------------           ------------           ------------           ------------           ------------

            360                  7,661                 72,677                 86,627                 16,051                 18,270
   ------------           ------------           ------------           ------------           ------------           ------------

           (360)                (7,661)                72,621                (60,231)               109,880                 58,298
   ------------           ------------           ------------           ------------           ------------           ------------



                          ------------           ------------           ------------           ------------           ------------
             55                (10,097)               (86,766)              (253,596)               (78,164)               (57,013)
   ------------           ------------           ------------           ------------           ------------           ------------

             55                (10,097)               (86,766)              (253,596)               (78,164)               (57,013)
   ------------           ------------           ------------           ------------           ------------           ------------


         21,608                242,981              2,213,745              3,052,867                386,440                320,531
   ------------           ------------           ------------           ------------           ------------           ------------



   $     21,303           $    225,223           $  2,199,600           $  2,739,040           $    418,156           $    321,816
   ============           ============           ============           ============           ============           ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                            CONTRAFUND(R)         MID CAP
                                                        PORTFOLIO - SERVICE     PORTFOLIO -
                                                                CLASS         SERVICE CLASS 2        COMBINED
                                                        -------------------   ---------------      ------------
INVESTMENT INCOME:
  Dividends .........................................       $      6,109        $        --        $  5,589,614
                                                            ------------        -----------        ------------
EXPENSES:
  Insurance charges .................................             31,113              1,589           2,697,672
  Administrative charges ............................              2,075                143             178,847
                                                            ------------        -----------        ------------

    Total expenses ..................................             33,188              1,732           2,876,519
                                                            ------------        -----------        ------------

      Net investment income (loss) ..................            (27,079)            (1,732)          2,713,095
                                                            ------------        -----------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --                 --             446,712
    Realized gain (loss) on sale of investments .....             28,521                730          (2,905,397)
                                                            ------------        -----------        ------------

      Realized gain (loss) ..........................             28,521                730          (2,458,685)
                                                            ------------        -----------        ------------

    Change in unrealized gain (loss)
      on investments ................................          1,130,136             89,808          67,036,560
                                                            ------------        -----------        ------------


  Net increase (decrease) in net assets
    resulting from operations .......................       $  1,131,578        $    88,806        $ 67,290,970
                                                            ============        ===========        ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                          DREYFUS STOCK INDEX FUND -
                                             CAPITAL APPRECIATION FUND          INITIAL SHARES             MANAGED ASSETS TRUST
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $   (125,696)  $    117,574   $     94,636   $     64,705   $     68,672   $    138,791
  Realized gain (loss) ...................      (487,313)    (1,031,450)        16,223     (3,196,815)       (79,943)       (63,443)
  Change in unrealized gain (loss)
    on investments .......................     3,958,322     (3,893,594)     3,547,274       (902,019)       627,494       (290,811)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........     3,345,313     (4,807,470)     3,658,133     (4,034,129)       616,223       (215,463)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........     4,009,542      5,214,897      2,462,735      2,858,370      1,164,706        991,059
  Participant transfers from other
    funding options ......................       796,110     27,379,898      2,058,602     65,149,282        861,339        370,165
  Contract surrenders ....................    (2,582,423)    (2,959,586)    (2,136,985)    (2,136,342)      (576,186)      (475,413)
  Participant transfers to other
    funding options ......................    (2,715,778)   (28,698,487)      (927,277)   (64,980,357)      (582,350)      (228,622)
  Other payments to participants .........        (1,445)          (430)        (9,926)       (21,157)        (2,476)            --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...      (493,994)       936,292      1,447,149        869,796        865,033        657,189
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................     2,851,319     (3,871,178)     5,105,282     (3,164,333)     1,481,256        441,726


NET ASSETS:
    Beginning of year ....................    14,461,565     18,332,743     12,487,469     15,651,802      2,564,704      2,122,978
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $ 17,312,884   $ 14,461,565   $ 17,592,751   $ 12,487,469   $  4,045,960   $  2,564,704
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                               ALLIANCEBERNSTEIN
                                                                          PREMIER GROWTH PORTFOLIO -        GLOBAL GROWTH FUND -
                                              MONEY MARKET PORTFOLIO               CLASS B                     CLASS 2 SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $    (34,472)  $    330,437   $     (8,445)  $     (6,288)  $    (10,680)  $      1,156
  Realized gain (loss) ...................            --             --        (12,194)       (10,694)        10,963        (22,522)
  Change in unrealized gain (loss)
    on investments .......................            --             --        235,661       (267,429)       803,169       (144,788)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........       (34,472)       330,437        215,022       (284,411)       803,452       (166,154)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........    42,039,898     66,541,663        370,353        603,215        920,061        642,114
  Participant transfers from other
    funding options ......................    10,600,594    380,300,037         88,927        278,749        947,144        870,422
  Contract surrenders ....................    (7,521,911)   (10,153,151)      (137,251)       (98,218)      (221,347)       (99,548)
  Participant transfers to other
    funding options ......................   (61,525,618)  (435,416,847)       (33,043)       (91,941)      (134,763)       (67,988)
  Other payments to participants .........       (23,729)            --             --             --             --        (30,304)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...   (16,430,766)     1,271,702        288,986        691,805      1,511,095      1,314,696
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................   (16,465,238)     1,602,139        504,008        407,394      2,314,547      1,148,542


NET ASSETS:
    Beginning of year ....................    66,651,462     65,049,323        846,493        439,099      1,532,040        383,498
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $ 50,186,224   $ 66,651,462   $  1,350,501   $    846,493   $  3,846,587   $  1,532,040
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

        GROWTH FUND -                  GROWTH-INCOME FUND -
        CLASS 2 SHARES                    CLASS 2 SHARES                   AYCO GROWTH FUND             EMERGING MARKETS PORTFOLIO
------------------------------    ------------------------------    ------------------------------    -----------------------------
     2003             2002             2003             2002             2003             2002           2003              2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     (99,871)   $     (40,386)   $      36,655    $      29,163    $      (9,970)   $      (8,001)   $    (2,690)   $       (1,585)
       39,664          (75,272)          53,670          (59,659)          (5,954)          (7,802)        (2,164)          (63,561)

    4,573,755       (1,385,003)       2,688,043         (864,688)         575,547         (596,233)       145,912           (46,979)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


    4,513,548       (1,500,661)       2,778,368         (895,184)         559,623         (612,036)       141,058          (112,125)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


    4,151,163        3,046,080        2,948,773        2,642,045          213,858          213,522         94,183           117,738

    6,512,680        5,864,593        3,615,696        4,093,478          288,387        1,991,443        293,946           686,898
   (1,174,457)        (435,008)      (1,038,703)        (511,021)         (39,127)         (40,250)       (53,852)          (40,759)

     (898,747)        (332,273)        (970,610)        (321,866)      (2,971,407)        (255,537)       (50,998)         (461,620)
      (96,212)         (50,480)          (7,636)            (321)              --               --             --                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


    8,494,427        8,092,912        4,547,520        5,902,315       (2,508,289)       1,909,178        283,279           302,257
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

   13,007,975        6,592,251        7,325,888        5,007,131       (1,948,666)       1,297,142        424,337           190,132



    7,881,280        1,289,029        5,913,777          906,646        1,948,666          651,524        260,426            70,294
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$  20,889,255    $   7,881,280    $  13,239,665    $   5,913,777    $          --    $   1,948,666    $   684,763    $      260,426
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                            DREYFUS VIF DEVELOPING
                                             DREYFUS VIF APPRECIATION        LEADERS PORTFOLIO -         FRANKLIN SMALL CAP FUND -
                                            PORTFOLIO - INITIAL SHARES          INITIAL SHARES                 CLASS 2 SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $      1,583   $         --   $    (53,477)  $    (25,764)  $    (18,289)  $     (6,769)
  Realized gain (loss) ...................            17             --        (35,226)       (33,526)        22,191        (93,284)
  Change in unrealized gain (loss)
    on investments .......................         5,256             --      1,966,297       (916,843)       735,595       (390,310)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........         6,856             --      1,877,594       (976,133)       739,497       (490,363)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........        82,722             --      1,223,152      1,749,187        681,000        988,599
  Participant transfers from other
    funding options ......................        81,744             --      1,848,061      3,823,639        905,755      1,463,100
  Contract surrenders ....................        (3,050)            --       (401,717)      (233,648)      (198,626)      (129,927)
  Participant transfers to other
    funding options ......................          (881)            --       (542,182)      (210,078)      (610,539)      (409,000)
  Other payments to participants .........            --             --         (7,075)        (2,451)       (20,779)            --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...       160,535             --      2,120,239      5,126,649        756,811      1,912,772
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................       167,391             --      3,997,833      4,150,516      1,496,308      1,422,409


NET ASSETS:
    Beginning of year ....................            --             --      4,598,219        447,703      1,740,330        317,921
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $    167,391   $         --   $  8,596,052   $  4,598,219   $  3,236,638   $  1,740,330
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                        TEMPLETON FOREIGN               TEMPLETON GLOBAL ASSET           TEMPLETON GLOBAL INCOME
   MUTUAL SHARES SECURITIES             SECURITIES FUND -                 ALLOCATION FUND -                 SECURITIES FUND -
    FUND - CLASS 2 SHARES                 CLASS 2 SHARES                    CLASS 1 SHARES                    CLASS 1 SHARES
------------------------------    ------------------------------    ------------------------------    -----------------------------
     2003             2002             2003             2002             2003             2002           2003              2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

$      (1,170)   $          --    $      (2,118)   $          --    $      19,832    $      11,928    $    39,957    $          452
        2,173               --              131               --          (31,544)         (94,740)        26,311             6,880

       54,733               --          108,020               --          319,186           21,094         72,992            65,442
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       55,736               --          106,033               --          307,474          (61,718)       139,260            72,774
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      573,233               --          400,883               --          136,996          125,861         86,768            69,145

      260,555               --          866,173               --          153,750          126,114        846,702           205,594
      (12,828)              --           (9,311)              --         (168,112)        (264,358)       (68,455)          (48,065)

       (2,584)              --           (3,095)              --          (46,586)         (93,869)      (160,869)          (97,372)
           --               --               --               --           (2,134)              --             --                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      818,376               --        1,254,650               --           73,914         (106,252)       704,146           129,302
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

      874,112               --        1,360,683               --          381,388         (167,970)       843,406           202,076



           --               --               --               --        1,003,343        1,171,313        491,160           289,084
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     874,112    $          --    $   1,360,683    $          --    $   1,384,731    $   1,003,343    $ 1,334,566    $      491,160
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                            TEMPLETON GROWTH SECURITIES          GOLDMAN SACHS            EQUITY INDEX PORTFOLIO -
                                               FUND - CLASS 1 SHARES          CAPITAL GROWTH FUND              CLASS I SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $     42,761   $    230,507   $       (861)  $         --   $    149,706   $    149,307
  Realized gain (loss) ...................         4,918        447,378              5             --         27,321       (467,087)
  Change in unrealized gain (loss)
    on investments .......................     1,615,126       (368,458)        65,344             --      3,893,086     (1,556,657)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........     1,662,805        309,427         64,488             --      4,070,113     (1,874,437)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........       837,575        833,620            899             --      5,704,667      4,907,149
  Participant transfers from other
    funding options ......................     1,128,620    272,902,567      2,919,535             --      7,845,309      4,745,501
  Contract surrenders ....................      (777,866)      (891,719)        (1,155)            --     (1,967,679)    (1,538,178)
  Participant transfers to other
    funding options ......................      (241,949)  (273,999,544)           (28)            --       (588,856)    (3,075,216)
  Other payments to participants .........        (4,613)          (145)            --             --        (43,891)          (416)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...       941,767     (1,155,221)     2,919,251             --     10,949,550      5,038,840
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................     2,604,572       (845,794)     2,983,739             --     15,019,663      3,164,403


NET ASSETS:
    Beginning of year ....................     5,028,390      5,874,184             --             --      9,283,380      6,118,977
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $  7,632,962   $  5,028,390   $  2,983,739   $         --   $ 24,303,043   $  9,283,380
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                        GLOBAL TECHNOLOGY                                                    WORLDWIDE GROWTH
       FUNDAMENTAL VALUE                    PORTFOLIO -               MID CAP GROWTH PORTFOLIO -               PORTFOLIO -
           PORTFOLIO                      SERVICE SHARES                    SERVICE SHARES                    SERVICE SHARES
------------------------------    ------------------------------    ------------------------------    -----------------------------
     2003             2002             2003             2002             2003             2002           2003              2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     (29,848)   $      51,737    $      (7,893)   $      (7,042)   $     (24,819)   $     (24,881)   $     2,821    $       (6,711)
     (182,006)         (95,208)        (118,282)        (280,863)          (1,747)        (795,892)      (323,136)         (201,534)

    5,737,172       (3,474,224)         489,774         (218,212)         962,135         (427,792)     1,268,438        (1,077,960)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


    5,525,318       (3,517,695)         363,599         (506,117)         935,569       (1,248,565)       948,123        (1,286,205)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


    2,685,650        4,690,527          317,676          364,538        1,027,139        1,320,879      1,177,065         1,581,229

    2,778,565        7,666,660          441,694          120,502          526,591       93,565,571        688,393           750,523
   (1,715,577)      (1,900,581)        (180,021)        (157,751)        (574,328)        (549,582)      (708,600)         (737,344)

   (1,134,881)      (1,677,798)        (107,021)        (249,606)        (258,031)     (93,415,556)    (1,032,323)         (566,476)
      (85,025)         (51,371)              --           (1,727)             (93)            (435)       (27,210)           (6,676)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


    2,528,732        8,727,437          472,328           75,956          721,278          920,877         97,325         1,021,256
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

    8,054,050        5,209,742          835,927         (430,161)       1,656,847         (327,688)     1,045,448          (264,949)



   13,670,111        8,460,369          719,773        1,149,934        2,585,411        2,913,099      4,142,350         4,407,299
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$  21,724,161    $  13,670,111    $   1,555,700    $     719,773    $   4,242,258    $   2,585,411    $ 5,187,798    $    4,142,350
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                 LAZARD RETIREMENT         TOTAL RETURN PORTFOLIO -      PIONEER MID CAP VALUE VCT
                                                SMALL CAP PORTFOLIO          ADMINISTRATIVE CLASS       PORTFOLIO - CLASS II SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $     (2,142)  $         --   $    392,115   $    328,870   $     (3,683)  $       (303)
  Realized gain (loss) ...................         1,275             --        213,905        188,695          9,447            149
  Change in unrealized gain (loss)
    on investments .......................        90,321             --        134,088        337,902        242,114         (3,912)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........        89,454             --        740,108        855,467        247,878         (4,066)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........       591,731             --      4,052,942      4,092,010        535,206         39,555
  Participant transfers from other
    funding options ......................       774,290             --      6,767,226      9,789,982        501,916        145,905
  Contract surrenders ....................       (15,346)            --     (1,413,901)      (850,118)       (84,244)        (9,119)
  Participant transfers to other
    funding options ......................        (3,151)            --     (1,846,235)      (789,530)       (64,368)        (6,848)
  Other payments to participants .........            --             --        (51,689)       (42,094)            --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...     1,347,524             --      7,508,343     12,200,250        888,510        169,493
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................     1,436,978             --      8,248,451     13,055,717      1,136,388        165,427


NET ASSETS:
    Beginning of year ....................            --             --     15,240,249      2,184,532        165,427             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $  1,436,978   $         --   $ 23,488,700   $ 15,240,249   $  1,301,815   $    165,427
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                      PUTNAM VT INTERNATIONAL
  PUTNAM VT DISCOVERY GROWTH                EQUITY FUND -             PUTNAM VT SMALL CAP VALUE         SCUDDER VIT EAFE(R) EQUITY
    FUND - CLASS IB SHARES                CLASS IB SHARES               FUND - CLASS IB SHARES         INDEX FUND - CLASS A SHARES
------------------------------    ------------------------------    ------------------------------    -----------------------------
     2003             2002             2003             2002             2003             2002           2003              2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$      (1,062)   $        (531)   $      (4,561)   $      (5,835)   $      (5,300)   $        (761)   $   124,107    $       23,054
          550           (5,837)          12,837          (31,375)          85,709           (4,357)      (107,258)         (198,762)

       37,879          (17,167)       1,298,203         (482,442)         407,750          (12,480)     1,122,465          (636,377)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       37,367          (23,535)       1,306,479         (519,652)         488,159          (17,598)     1,139,314          (812,085)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       41,796           36,591          847,533          676,442          528,421          100,462        648,946           755,791

       40,823           46,280        1,693,887        2,775,184          854,159          332,049        706,723         1,416,730
      (20,702)         (12,639)        (327,920)        (176,750)        (121,374)         (13,443)      (399,678)         (369,525)

       (4,506)         (23,188)        (677,144)        (123,179)        (482,873)         (33,941)      (250,358)         (414,158)
           --               --               --               --          (20,838)              --           (725)             (175)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       57,411           47,044        1,536,356        3,151,697          757,495          385,127        704,908         1,388,663
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

       94,778           23,509        2,842,835        2,632,045        1,245,654          367,529      1,844,222           576,578



       85,008           61,499        3,095,803          463,758          367,529               --      3,092,498         2,515,920
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     179,786    $      85,008    $   5,938,638    $   3,095,803    $   1,613,183    $     367,529    $ 4,936,720    $    3,092,498
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                               SCUDDER VIT SMALL CAP        CONVERTIBLE SECURITIES
                                            INDEX FUND - CLASS A SHARES           PORTFOLIO               EQUITY INCOME PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $       (112)  $     (2,716)  $     41,503   $     59,677   $     20,237   $     20,143
  Realized gain (loss) ...................       (32,573)      (156,097)         7,776        (13,784)        (9,593)       (66,227)
  Change in unrealized gain (loss)
    on investments .......................     2,893,135       (898,920)       255,916       (101,807)     1,946,354       (517,804)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........     2,860,450     (1,057,733)       305,195        (55,914)     1,956,998       (563,888)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........     1,196,051      1,510,757        489,033        385,713      1,639,256      1,680,976
  Participant transfers from other
    funding options ......................     3,936,891      1,971,802        552,174        338,059      2,825,218      2,502,493
  Contract surrenders ....................      (752,909)      (711,063)      (167,719)      (129,962)      (480,367)      (297,549)
  Participant transfers to other
    funding options ......................      (238,085)      (564,960)      (166,140)       (17,826)      (376,260)      (328,236)
  Other payments to participants .........            --             --             --        (31,504)        (1,878)          (324)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...     4,141,948      2,206,536        707,348        544,480      3,605,969      3,557,360
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................     7,002,398      1,148,803      1,012,543        488,566      5,562,967      2,993,472


NET ASSETS:
    Beginning of year ....................     4,160,944      3,012,141        906,472        417,906      4,166,403      1,172,931
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $ 11,163,342   $  4,160,944   $  1,919,015   $    906,472   $  9,729,370   $  4,166,403
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                        MFS MID CAP GROWTH                                              U.S. GOVERNMENT SECURITIES
     LARGE CAP PORTFOLIO                    PORTFOLIO                   PIONEER FUND PORTFOLIO                  PORTFOLIO
------------------------------    ------------------------------    ------------------------------    -----------------------------
     2003             2002             2003             2002             2003             2002           2003              2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$      (3,904)   $        (703)   $     (11,175)   $      (6,114)   $       5,200    $      42,300    $   642,354    $      641,555
       (7,980)         (18,359)         (29,757)         (41,163)         (64,637)         (32,156)       373,770           216,007

      283,048         (192,583)         457,500         (448,659)         215,756         (229,092)      (726,070)          220,549
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      271,164         (211,645)         416,568         (495,936)         156,319         (218,948)       290,054         1,078,111
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      434,197          494,157          508,325          701,039          206,094          162,313      2,807,755         3,596,618

      281,202          392,081          599,668          381,424           76,312           85,511      4,965,477         6,378,439
     (124,114)         (91,587)        (207,933)        (115,927)         (59,062)         (75,341)    (1,468,038)       (1,025,356)

      (64,224)         (74,302)        (124,175)         (58,159)        (105,285)         (16,802)    (3,346,257)       (2,657,781)
       (1,268)            (173)              --           (9,392)          (1,560)              --        (46,887)          (44,188)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      525,793          720,176          775,885          898,985          116,499          155,681      2,912,050         6,247,732
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

      796,957          508,531        1,192,453          403,049          272,818          (63,267)     3,202,104         7,325,843



      866,154          357,623          913,896          510,847          603,620          666,887     11,884,967         4,559,124
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$   1,663,111    $     866,154    $   2,106,349    $     913,896    $     876,438    $     603,620    $15,087,071    $   11,884,967
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                               ZERO COUPON BOND FUND       AIM CAPITAL APPRECIATION
                                               PORTFOLIO SERIES 2005              PORTFOLIO             MFS TOTAL RETURN PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $     56,547   $    207,553   $    (68,573)  $    (66,714)  $    263,629   $    726,715
  Realized gain (loss) ...................        55,522         43,481       (177,516)      (321,316)      (150,959)       436,723
  Change in unrealized gain (loss)
    on investments .......................       (78,702)       (12,698)     2,270,945     (1,902,737)     2,248,106     (1,938,203)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........        33,367        238,336      2,024,856     (2,290,767)     2,360,776       (774,765)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........       232,818        272,299      1,978,329      2,605,909      4,258,683      4,830,466
  Participant transfers from other
    funding options ......................       293,747        282,905        569,707     15,913,098      2,403,260      2,730,786
  Contract surrenders ....................      (287,258)      (182,867)    (1,177,143)    (1,235,599)    (2,093,701)    (1,906,866)
  Participant transfers to other
    funding options ......................    (1,478,252)      (118,489)    (1,212,438)   (16,124,089)    (1,692,192)      (789,502)
  Other payments to participants .........            --             --         (2,852)       (26,299)       (33,256)        (2,776)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...    (1,238,945)       253,848        155,603      1,133,020      2,842,794      4,862,108
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................    (1,205,578)       492,184      2,180,459     (1,157,747)     5,203,570      4,087,343


NET ASSETS:
    Beginning of year ....................     2,783,906      2,291,722      7,189,337      8,347,084     13,520,050      9,432,707
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $  1,578,328   $  2,783,906   $  9,369,796   $  7,189,337   $ 18,723,620   $ 13,520,050
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

   PIONEER STRATEGIC INCOME                SMITH BARNEY                      SMITH BARNEY               SMITH BARNEY INTERNATIONAL
          PORTFOLIO                AGGRESSIVE GROWTH PORTFOLIO          HIGH INCOME PORTFOLIO            ALL CAP GROWTH PORTFOLIO
------------------------------    ------------------------------    ------------------------------    -----------------------------
     2003             2002             2003             2002             2003             2002           2003              2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     384,551    $     734,734    $     (60,273)   $     (38,655)   $     841,915    $     549,814    $     1,865    $          952
      (64,718)         (25,552)         (73,268)        (142,472)         (60,744)        (186,462)         4,328           (41,552)

      417,316         (563,689)       2,221,650       (1,640,026)         116,932         (449,628)        92,864            (1,356)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      737,149          145,493        2,088,109       (1,821,153)         898,103          (86,276)        99,057           (41,956)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      779,803          700,999        1,735,234        2,400,041          749,899          655,768         69,046           215,109

    2,113,287        1,199,259        1,136,518        3,579,323        9,703,413        1,094,512        365,866         1,119,533
     (436,603)        (282,751)        (700,692)        (513,103)        (367,079)        (251,050)       (38,928)          (14,146)

   (1,543,395)        (328,639)        (641,071)        (650,245)        (507,643)        (848,269)      (194,743)       (1,097,451)
      (40,215)            (195)          (1,572)         (22,486)          (2,500)          (1,252)            --                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      872,877        1,288,673        1,528,417        4,793,530        9,576,090          649,709        201,241           223,045
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

    1,610,026        1,434,166        3,616,526        2,972,377       10,474,193          563,433        300,298           181,089



    3,342,083        1,907,917        5,719,293        2,746,916        2,226,936        1,663,503        242,204            61,115
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$   4,952,109    $   3,342,083    $   9,335,819    $   5,719,293    $  12,701,129    $   2,226,936    $   542,502    $      242,204
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                              SMITH BARNEY LARGE
                                              SMITH BARNEY LARGE CAP            CAPITALIZATION
                                                 VALUE PORTFOLIO               GROWTH PORTFOLIO          STRATEGIC EQUITY PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $     91,840   $    280,734   $    (62,751)  $    (22,168)  $    (99,292)  $    (30,144)
  Realized gain (loss) ...................      (339,921)      (679,965)       (25,130)      (169,787)      (547,498)    (1,865,552)
  Change in unrealized gain (loss)
    on investments .......................     2,342,089     (2,209,178)     3,067,116     (1,423,125)     3,773,338     (3,177,870)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........     2,094,008     (2,608,409)     2,979,235     (1,615,080)     3,126,548     (5,073,566)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........     2,022,472      3,143,114      1,972,365      2,680,256      2,919,367      3,576,011
  Participant transfers from other
    funding options ......................     1,227,576      8,753,683      3,754,823        697,780        650,316      3,242,056
  Contract surrenders ....................    (1,059,564)    (1,359,651)      (952,249)      (806,772)    (1,782,934)    (1,863,418)
  Participant transfers to other
    funding options ......................    (1,240,946)    (8,454,702)      (601,598)      (524,387)    (1,104,637)    (4,595,867)
  Other payments to participants .........       (26,902)          (231)        (5,850)          (172)       (26,977)       (12,220)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...       922,636      2,082,213      4,167,491      2,046,705        655,135        346,562
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................     3,016,644       (526,196)     7,146,726        431,625      3,781,683     (4,727,004)


NET ASSETS:
    Beginning of year ....................     7,780,724      8,306,920      5,385,706      4,954,081      9,778,776     14,505,780
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $ 10,797,368   $  7,780,724   $ 12,532,432   $  5,385,706   $ 13,560,459   $  9,778,776
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

      COMSTOCK PORTFOLIO -          EMERGING GROWTH PORTFOLIO -       EQUITY - INCOME PORTFOLIO -           GROWTH PORTFOLIO -
        CLASS II SHARES                    CLASS I SHARES                    INITIAL CLASS                    INITIAL CLASS
------------------------------    ------------------------------    ------------------------------    -----------------------------
     2003             2002             2003             2002             2003             2002           2003              2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$        (360)   $          --    $      (7,661)   $      (3,695)   $      72,621    $      74,482    $   (60,231)   $      (66,852)
           55               --          (10,097)         (91,514)         (86,766)        (725,607)      (253,596)       (1,665,749)

       21,608               --          242,981         (197,460)       2,213,745       (1,201,708)     3,052,867        (2,217,307)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       21,303               --          225,223         (292,669)       2,199,600       (1,852,833)     2,739,040        (3,949,908)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      261,267               --          291,872          612,589          997,535        2,104,450      2,224,121         2,710,554

       34,325               --          133,103          258,217        1,070,423       97,797,029        582,616        42,709,535
       (6,551)              --         (144,009)         (97,766)      (1,020,140)      (1,805,338)    (1,593,797)       (1,873,651)

       (2,392)              --          (35,634)        (163,531)        (793,797)    (103,244,380)    (1,285,781)      (42,792,434)
           --               --               --          (12,117)          (3,755)          (1,665)        (3,150)          (22,361)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      286,649               --          245,332          597,392          250,266       (5,149,904)       (75,991)          731,643
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

      307,952               --          470,555          304,723        2,449,866       (7,002,737)     2,663,049        (3,218,265)



           --               --          735,745          431,022        7,518,544       14,521,281      8,931,882        12,150,147
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     307,952    $          --    $   1,206,300    $     735,745    $   9,968,410    $   7,518,544    $11,594,931    $    8,931,882
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                              HIGH INCOME PORTFOLIO -      ASSET MANAGER PORTFOLIO -     CONTRAFUND(R) PORTFOLIO -
                                                   INITIAL CLASS                 INITIAL CLASS                 SERVICE CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $    109,880   $    139,320   $     58,298   $     60,986   $    (27,079)  $     (5,709)
  Realized gain (loss) ...................       (78,164)      (135,952)       (57,013)       (95,099)        28,521         (8,212)
  Change in unrealized gain (loss)
    on investments .......................       386,440         32,435        320,531       (176,625)     1,130,136       (103,205)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........       418,156         35,803        321,816       (210,738)     1,131,578       (117,126)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........       221,048        310,547        196,695        326,705      1,144,777        357,903
  Participant transfers from other
    funding options ......................       559,523        143,805        123,622        214,821      2,913,991      1,069,559
  Contract surrenders ....................      (234,994)      (217,628)      (220,859)      (394,867)      (254,579)       (86,083)
  Participant transfers to other
    funding options ......................      (276,027)      (201,106)      (120,610)       (90,896)      (222,956)       (76,780)
  Other payments to participants .........            --             --         (5,600)            --            (48)            --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...       269,550         35,618        (26,752)        55,763      3,581,185      1,264,599
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................       687,706         71,421        295,064       (154,975)     4,712,763      1,147,473


NET ASSETS:
    Beginning of year ....................     1,482,136      1,410,715      2,014,721      2,169,696      1,437,958        290,485
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $  2,169,842   $  1,482,136   $  2,309,785   $  2,014,721   $  6,150,721   $  1,437,958
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


      MID CAP PORTFOLIO -
        SERVICE CLASS 2                         COMBINED
-------------------------------      -------------------------------
     2003              2002              2003               2002
------------       ------------      ------------       ------------
$     (1,732)      $         --      $  2,713,095       $  4,638,319
         730                 --        (2,458,685)       (11,976,947)

      89,808                 --        67,036,560        (36,900,636)
------------       ------------      ------------       ------------


      88,806                 --        67,290,970        (44,239,264)
------------       ------------      ------------       ------------


     195,047                 --       110,088,361        141,236,581

     527,558                 --       100,094,512       1,079,716,576
     (10,909)                --       (40,294,863)       (40,170,384)

      (2,856)                --       (96,246,445)      (1,089,859,730)
          --                 --          (609,766)          (395,537)
------------       ------------      ------------       ------------


     708,840                 --        73,031,799         90,527,506
------------       ------------      ------------       ------------

     797,646                 --       140,322,769         46,288,242



          --                 --       283,449,320        237,161,078
------------       ------------      ------------       ------------
$    797,646       $         --      $423,772,089       $283,449,320
============       ============      ============       ============

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Fund UL II for Variable Life Insurance ("Fund UL II") is a separate account of The Travelers Life and Annuity Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable life insurance contracts issued by Travelers Life. Fund UL II is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund UL II is comprised of the Travelers MarketLife, Travelers Variable Survivorship Life Insurance, Travelers Variable Survivorship Life II, Travelers Variable Life Accumulator, Travelers Variable Life Accumulator - Series 2, and Travelers Variable Life products.

    Participant premium payments applied to Fund UL II are invested in one or more sub-accounts in accordance with the selection made by the owner. As of December 31, 2003, the investments comprising Fund UL II were:

    Capital Appreciation Fund, Massachusetts business trust, Affiliate of The Company

    Dreyfus Stock Index Fund - Initial Shares (Formerly Dreyfus Variable Index
    Fund), Maryland business trust

    Managed Assets Trust, Massachusetts business trust, Affiliate of
    The Company

    Money Market Portfolio, Massachusetts business trust, Affiliate of
    The Company

    AllianceBernstein Variable Product Series Fund, Inc. (Formerly Alliance Variable Product Series Fund, Inc.), Maryland business trust
        AllianceBernstein Premier Growth Portfolio - Class B (Formerly Premier Growth Portfolio - Class B)

    American Funds Insurance Series, Massachusetts business trust
        Global Growth Fund - Class 2 Shares
        Growth Fund - Class 2 Shares
        Growth-Income Fund - Class 2 Shares

    Credit Suisse Trust, Massachusetts business trust
        Emerging Markets Portfolio

    Dreyfus Variable Investment Fund, Maryland business trust
        Dreyfus VIF Appreciation Portfolio - Initial Shares (Formerly Appreciation Portfolio - Initial Shares)
        Dreyfus VIF Developing Leaders Portfolio - Initial Shares (Formerly Small Cap Portfolio - Initial Shares)

    Franklin Templeton Variable Insurance Products Trust, Massachusetts business trust
        Franklin Small Cap Fund - Class 2 Shares
        Mutual Shares Securities Fund - Class 2 Shares
        Templeton Foreign Securities Fund - Class 2 Shares
        Templeton Global Asset Allocation Fund - Class 1 Shares
        Templeton Global Income Securities Fund - Class 1 Shares
        Templeton Growth Securities Fund - Class 1 Shares

    Goldman Sachs Variable Insurance Trust, Delaware business trust
        Goldman Sachs Capital Growth Fund

    Greenwich Street Series Fund, Massachusetts business trust, Affiliate of The Company
        Equity Index Portfolio - Class I Shares
        Fundamental Value Portfolio

    Janus Aspen Series, Delaware business trust
        Global Technology Portfolio - Service Shares
        Mid Cap Growth Portfolio - Service Shares (Formerly Aggressive Growth Portfolio - Service Shares)
        Worldwide Growth Portfolio - Service Shares

    Lazard Retirement Series, Inc., Massachusetts business trust
        Lazard Retirement Small Cap Portfolio

    PIMCO Variable Insurance Trust, Massachusetts business trust
        Total Return Portfolio - Administrative Class

    Pioneer Variable Contracts Trust, Massachusetts business trust
        Pioneer Mid Cap Value VCT Portfolio - Class II Shares

    Putnam Variable Trust, Massachusetts business trust
        Putnam VT Discovery Growth Fund - Class IB Shares (Formerly Putnam VT Voyager II Fund - Class IB Shares)
        Putnam VT International  Equity Fund - Class IB Shares (Formerly
        Putnam VT International Growth Fund - Class IB Shares)
        Putnam VT Small Cap Value Fund - Class IB Shares

    Scudder Investment VIT Funds (Formerly Deutsche Asset Management VIT Funds),
        Massachusetts business trust
        Scudder VIT EAFE(R) Equity Index Fund - Class A Shares
        Scudder VIT Small Cap Index Fund - Class A Shares

    The Travelers Series Trust, Massachusetts business trust, Affiliate of The Company
        Convertible Securities Portfolio
        Equity Income Portfolio Large Cap Portfolio
        MFS Mid Cap Growth Portfolio
        Pioneer Fund Portfolio (Formerly Utilities Portfolio)
        U.S. Government Securities Portfolio
        Zero Coupon Bond Fund Portfolio Series 2005

    Travelers Series Fund Inc., Maryland business trust, Affiliate of
    The Company
        AIM Capital Appreciation Portfolio
        MFS Total Return Portfolio
        Pioneer Strategic Income Portfolio (Formerly Putnam Diversified Income Portfolio)
        Smith Barney Aggressive Growth Portfolio
        Smith Barney High Income Portfolio
        Smith Barney International All Cap Growth Portfolio
        Smith Barney Large Cap Value Portfolio
        Smith Barney Large Capitalization Growth Portfolio
        Strategic Equity Portfolio (Formerly Alliance Growth Portfolio)

    Van Kampen Life Investment Trust, Delaware business trust
        Comstock Portfolio - Class II Shares
        Emerging Growth Portfolio - Class I Shares

    Variable Insurance Products Fund, Massachusetts business trust
        Equity - Income Portfolio - Initial Class
        Growth Portfolio - Initial Class
        High Income Portfolio - Initial Class

    Variable Insurance Products Fund II, Massachusetts business trust
        Asset Manager Portfolio - Initial Class
        Contrafund(R) Portfolio - Service Class

    Variable Insurance Products Fund III, Massachusetts business trust
        Mid Cap Portfolio - Service Class 2


Not all funds may be available in all states or to all contract owners.

Effective December 19, 2003, The Ayco Growth Fund of the Ayco Series Trust was merged into the Goldman Sachs Capital Growth Fund of the Goldman Sachs Variable Insurance Trust. At the effective date, Fund UL II held 346,212 shares of Ayco Growth Fund having a market value of $2,919,466.30 which were exchanged for 311,244 shares of Capital Growth Fund in equal value.

The following is a summary of significant accounting policies consistently followed by Fund UL II in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date.

FEDERAL INCOME TAXES. The operations of Fund UL II form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL II. Fund UL II is not taxed as a "regulated investment company" under Subchapter M of the Code.

    FINANCIAL HIGHLIGHTS. In 2001, Fund UL II adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

    OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments were $169,941,185 and $93,716,522, respectively, for the year ended December 31, 2003. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $400,992,631 at December 31, 2003. Gross unrealized appreciation for all investments at December 31, 2003 was $28,117,491. Gross unrealized depreciation for all investments at December 31, 2003 was $5,302,310.

3.  CONTRACT CHARGES

    The asset based charges listed below are deducted, as appropriate, each business day, and are assessed through the calculation of unit values;

    - Mortality and Expense Risks assumed by The Company (M&E)

    - Administrative fees paid for administrative expenses (ADM)

    Below is a table displaying current separate account charges with their associated products offered in this Separate Account for each funding option.

------------------------------------------------------------------------------------------------------------------------------------
FUND   UL II
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Asset-based Charges
                                                                                                       ----------------------------
    Separate Account Charge (1)                                                                                               Total
     (as identified in Note 4)       Product                                                                M&E (3)  ADM (3)  Charge
------------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 0.20%        Travelers Variable Life (Applies to the policy years 16 and greater)    0.20%            0.20%

                                     Travelers Variable Life Accumulator (Applies to the policy years        0.20%            0.20%
                                     16 and greater)

Separate Account Charge 0.25%        Travelers MarketLife (Applies to policies issued  on or after           0.25%            0.25%
                                     5/1/1998 and in policy years 16 and greater)

Separate Account Charge 0.35%        Travelers Variable Survivorship Life (Applies to the policy years       0.35%            0.35%
                                     16 and greater)
                                     Travelers Variable Survivorship Life  II (Applies to the policy         0.35%            0.35%
                                     years 16 and greater)

Separate Account Charge 0.40%        Travelers Variable Life Accumulator - Series 2                          0.40%            0.40%
                                     (Applies to policy years 6-15)  (2)

Separate Account Charge 0.45%        Travelers MarketLife (Applies to policies issued on or after            0.45%            0.45%
                                     7/12/1995 and prior to 5/1/1998 and in policy years 16 and greater)

Separate Account Charge 0.60%        Travelers MarketLife (Applies to policies issued                        0.60%            0.60%
                                     prior to 7/12/1995)

                                     Travelers Variable Life Accumulator (Applies to policies for            0.65%            0.65%
                                     the first 15 policy years)

Separate Account Charge 0.65%        Travelers Variable Life Accumulator - Series 2                          0.65%            0.65%
                                     (Applies to policy years 1-5)  (2)

                                     Travelers Variable Life (Applies to the policies                        0.85%            0.85%
                                     in the first 15 years)
Separate Account Charge 0.85%

                                     Travelers MarketLife (Applies to policies issued                        0.80%    0.10%   0.90%
                                     on or after 7/12/1995 for the first 15 policy years)

Separate Account Charge 0.90%        Travelers Variable Survivorship Life  (Applies to                       0.80%    0.10%   0.90%
                                     the policies in the first 15 years)
                                     Travelers Variable Survivorship Life II (Applies                        0.80%    0.10%   0.90%
                                     to the policies in the first 15 years)


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain accumulation and annuity unit values displayed in Note 4 may not be available through certain sub-accounts. If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in
Note 4.

(2) Travelers Variable Life Accumulator - Series 2 has a 0.00% charge in policy years 16 and greater

(3) The Travelers Variable Life Accumulator - Series 2 product has a guarantee that the M&E charge will not exceed 0.65% for the first 15 policy years and will not exceed 0.20% in policy years 16 and greater.

--------------------------------------------------------------------------------

The Company receives contingent surrender charges on full or partial contract surrenders. Such charges are assessed through the redemption of units by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus).

The Company received $1,402,612 and $1,273,161 in satisfaction of such contingent surrender charges for the years ended December 31, 2003 and 2002, respectively. These charges are assessed through the redemption of units and are included in contract surrenders on the Statement of Changes in Net Assets.

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4.  NET CONTRACT OWNERS' EQUITY

                                                          DECEMBER 31, 2003
                                                --------------------------------

                                                             UNIT
                                                  UNITS     VALUE   NET ASSETS
                                                ---------   ------  ------------
Capital Appreciation Fund
    Separate Account Charges 0.65% ...........   3,322,613  $0.527  $  1,750,334
    Separate Account Charges 0.85% ...........   5,650,346   0.523     2,955,671
    Separate Account Charges 0.90% ...........   3,687,719   3.419    12,606,879

Dreyfus Stock Index Fund - Initial Shares
    Separate Account Charges 0.65% ...........   1,613,751   0.780     1,258,614
    Separate Account Charges 0.85% ...........   3,130,485   0.774     2,424,438
    Separate Account Charges 0.90% ...........   5,467,976   2.544    13,909,699

Managed Assets Trust
    Separate Account Charges 0.65% ...........     709,261   0.994       705,095
    Separate Account Charges 0.85% ...........   1,631,674   0.987     1,610,718
    Separate Account Charges 0.90% ...........     473,409   3.655     1,730,147

Money Market Portfolio
    Separate Account Charges 0.65% ...........   4,674,757   1.070     5,004,618
    Separate Account Charges 0.85% ...........  18,798,979   1.063    19,984,362
    Separate Account Charges 0.90% ...........  13,906,146   1.812    25,197,244

AllianceBernstein Variable Product Series
Fund, Inc.
  AllianceBernstein Premier Growth
  Portfolio - Class B
    Separate Account Charges 0.65% ...........     458,011   0.736       336,952
    Separate Account Charges 0.85% ...........   1,043,794   0.732       763,814
    Separate Account Charges 0.90% ...........     335,138   0.745       249,735

American Funds Insurance Series
  Global Growth Fund - Class 2 Shares
    Separate Account Charges 0.65% ...........     882,880   1.014       895,406
    Separate Account Charges 0.85% ...........   1,851,998   1.009     1,868,222
    Separate Account Charges 0.90% ...........   1,064,774   1.017     1,082,959
  Growth Fund - Class 2 Shares
    Separate Account Charges 0.65% ...........   3,648,009   0.888     3,239,699
    Separate Account Charges 0.85% ...........  10,380,542   0.883     9,169,445
    Separate Account Charges 0.90% ...........   9,544,298   0.888     8,480,111
  Growth-Income Fund - Class 2 Shares
    Separate Account Charges 0.65% ...........   2,485,704   1.046     2,599,731
    Separate Account Charges 0.85% ...........   7,195,218   1.040     7,485,085
    Separate Account Charges 0.90% ...........   3,089,940   1.021     3,154,849

Credit Suisse Trust
  Emerging Markets Portfolio
    Separate Account Charges 0.65% ...........     265,003   1.114       295,121
    Separate Account Charges 0.85% ...........     309,626   1.108       342,977
    Separate Account Charges 0.90% ...........      42,904   1.088        46,665

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Portfolio -
  Initial Shares
    Separate Account Charges 0.65% ...........       1,093   1.179         1,288
    Separate Account Charges 0.85% ...........      98,727   1.177       116,210
    Separate Account Charges 0.90% ...........      42,402   1.177        49,893

                                                          DECEMBER 31, 2003
                                                --------------------------------

                                                             UNIT
                                                  UNITS     VALUE   NET ASSETS
                                                ---------   ------  ------------
Dreyfus Variable Investment Fund (continued)
  Dreyfus VIF Developing Leaders Portfolio -
  Initial Shares
    Separate Account Charges 0.65% ...........     983,250  $1.024  $  1,007,219
    Separate Account Charges 0.85% ...........   2,030,104   1.019     2,068,549
    Separate Account Charges 0.90% ...........   5,436,238   1.015     5,520,284

Franklin Templeton Variable Insurance
Products Trust
  Franklin Small Cap Fund - Class 2 Shares
    Separate Account Charges 0.65% ...........     729,322   0.911       664,704
    Separate Account Charges 0.85% ...........   1,505,160   0.907     1,364,492
    Separate Account Charges 0.90% ...........   1,344,994   0.898     1,207,442
  Mutual Shares Securities Fund -
  Class 2 Shares
    Separate Account Charges 0.65% ...........     192,851   1.215       234,252
    Separate Account Charges 0.85% ...........     351,776   1.213       426,712
    Separate Account Charges 0.90% ...........     175,776   1.213       213,148
  Templeton Foreign Securities Fund -
  Class 2 Shares
    Separate Account Charges 0.65% ...........      59,144   1.346        79,628
    Separate Account Charges 0.85% ...........     344,760   1.345       463,542
    Separate Account Charges 0.90% ...........     608,230   1.344       817,513
  Templeton Global Asset Allocation Fund -
  Class 1 Shares
    Separate Account Charges 0.65% ...........          --   1.167            --
    Separate Account Charges 0.85% ...........          --   1.166            --
    Separate Account Charges 0.90% ...........     626,886   2.209     1,384,731
  Templeton Global Income Securities Fund -
  Class 1 Shares
    Separate Account Charges 0.65% ...........          --   1.049            --
    Separate Account Charges 0.85% ...........          --   1.047            --
    Separate Account Charges 0.90% ...........     733,190   1.820     1,334,566
  Templeton Growth Securities Fund -
  Class 1 Shares
    Separate Account Charges 0.65% ...........     207,710   1.091       226,652
    Separate Account Charges 0.85% ...........     546,102   1.084       591,740
    Separate Account Charges 0.90% ...........   2,974,606   2.291     6,814,570

Goldman Sachs Variable Insurance Trust
  Goldman Sachs Capital Growth Fund
    Separate Account Charges 0.65% ...........      34,884   1.022        35,658
    Separate Account Charges 0.85% ...........     315,740   1.022       322,720
    Separate Account Charges 0.90% ...........   2,568,627   1.022     2,625,361

Greenwich Street Series Fund
  Equity Index Portfolio - Class I Shares
    Separate Account Charges 0.65% ...........   5,630,965   0.782     4,403,570
    Separate Account Charges 0.85% ...........  11,974,561   0.777     9,298,865
    Separate Account Charges 0.90% ...........  12,473,387   0.850    10,600,608
  Fundamental Value Portfolio
    Separate Account Charges 0.65% ...........   2,246,001   1.140     2,560,600
    Separate Account Charges 0.85% ...........   6,907,741   1.132     7,820,045
    Separate Account Charges 0.90% ...........   5,042,160   2.250    11,343,516

Janus Aspen Series
  Global Technology Portfolio - Service Shares
    Separate Account Charges 0.65% ...........   1,797,511   0.355       637,363
    Separate Account Charges 0.85% ...........   1,589,261   0.352       559,542
    Separate Account Charges 0.90% ...........   1,008,727   0.356       358,795

                                                          DECEMBER 31, 2003
                                                --------------------------------

                                                             UNIT
                                                  UNITS     VALUE   NET ASSETS
                                                ---------   ------  ------------
Janus Aspen Series (continued)
  Mid Cap Growth Portfolio - Service Shares
    Separate Account Charges 0.65% ...........   4,067,593  $0.381  $  1,551,533
    Separate Account Charges 0.85% ...........   4,694,577   0.379     1,778,148
    Separate Account Charges 0.90% ...........   2,369,637   0.385       912,577
  Worldwide Growth Portfolio - Service Shares
    Separate Account Charges 0.65% ...........   3,160,744   0.572     1,806,630
    Separate Account Charges 0.85% ...........   3,547,581   0.568     2,013,557
    Separate Account Charges 0.90% ...........   2,467,869   0.554     1,367,611

Lazard Retirement Series, Inc. ...............
  Lazard Retirement Small Cap Portfolio
    Separate Account Charges 0.65% ...........      93,315   1.342       125,274
    Separate Account Charges 0.85% ...........     435,894   1.341       584,398
    Separate Account Charges 0.90% ...........     542,668   1.340       727,306

PIMCO Variable Insurance Trust
  Total Return Portfolio - Administrative Class
    Separate Account Charges 0.65% ...........   2,077,325   1.199     2,490,908
    Separate Account Charges 0.85% ...........  10,401,679   1.193    12,406,081
    Separate Account Charges 0.90% ...........   7,302,455   1.176     8,591,711

Pioneer Variable Contracts Trust
  Pioneer Mid Cap Value VCT Portfolio -
  Class II Shares
    Separate Account Charges 0.65% ...........     296,807   1.138       337,661
    Separate Account Charges 0.85% ...........     746,901   1.134       846,671
    Separate Account Charges 0.90% ...........     103,731   1.133       117,483

Putnam Variable Trust
  Putnam VT Discovery Growth Fund -
  Class IB Shares
    Separate Account Charges 0.65% ...........      89,231   0.757        67,524
    Separate Account Charges 0.85% ...........     109,312   0.753        82,278
    Separate Account Charges 0.90% ...........      40,180   0.746        29,984
  Putnam VT International Equity Fund -
  Class IB Shares
    Separate Account Charges 0.65% ...........     964,740   0.906       874,538
    Separate Account Charges 0.85% ...........   2,520,496   0.902     2,272,608
    Separate Account Charges 0.90% ...........   2,981,105   0.936     2,791,492
  Putnam VT Small Cap Value Fund -
  Class IB Shares
    Separate Account Charges 0.65% ...........     254,419   1.124       286,059
    Separate Account Charges 0.85% ...........     858,056   1.120       961,328
    Separate Account Charges 0.90% ...........     326,787   1.119       365,796

Scudder Investment VIT Funds
  Scudder VIT EAFE(R) Equity Index Fund -
  Class A Shares
    Separate Account Charges 0.65% ...........   1,567,531   0.685     1,073,379
    Separate Account Charges 0.85% ...........   1,875,258   0.680     1,275,105
    Separate Account Charges 0.90% ...........   3,599,307   0.719     2,588,236
  Scudder VIT Small Cap Index Fund -
  Class A Shares
    Separate Account Charges 0.65% ...........   1,102,166   1.092     1,203,264
    Separate Account Charges 0.85% ...........   3,324,597   1.084     3,604,097
    Separate Account Charges 0.90% ...........   5,092,264   1.248     6,355,981

                                                          DECEMBER 31, 2003
                                                --------------------------------

                                                             UNIT
                                                  UNITS     VALUE   NET ASSETS
                                                ---------   ------  ------------
The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 0.65% ...........     494,776  $1.105  $    546,831
    Separate Account Charges 0.85% ...........     795,815   1.099       874,859
    Separate Account Charges 0.90% ...........     449,267   1.107       497,325
  Equity Income Portfolio
    Separate Account Charges 0.65% ...........   1,041,401   1.060     1,104,215
    Separate Account Charges 0.85% ...........   3,363,519   1.055     3,547,418
    Separate Account Charges 0.90% ...........   4,867,662   1.043     5,077,737
  Large Cap Portfolio
    Separate Account Charges 0.65% ...........     528,529   0.842       444,837
    Separate Account Charges 0.85% ...........     750,405   0.837       628,217
    Separate Account Charges 0.90% ...........     705,937   0.836       590,057
  MFS Mid Cap Growth Portfolio
    Separate Account Charges 0.65% ...........     909,373   0.546       496,810
    Separate Account Charges 0.85% ...........   2,395,575   0.543     1,301,791
    Separate Account Charges 0.90% ...........     562,977   0.547       307,748
  Pioneer Fund Portfolio
    Separate Account Charges 0.65% ...........      66,443   1.199        79,656
    Separate Account Charges 0.85% ...........      33,726   1.197        40,378
    Separate Account Charges 0.90% ...........     485,235   1.559       756,404
  U.S. Government Securities Portfolio
    Separate Account Charges 0.65% ...........     890,752   1.322     1,177,798
    Separate Account Charges 0.85% ...........   2,639,529   1.313     3,465,725
    Separate Account Charges 0.90% ...........   5,718,356   1.826    10,443,548
  Zero Coupon Bond Fund Portfolio Series 2005
    Separate Account Charges 0.65% ...........      38,486   1.286        49,481
    Separate Account Charges 0.85% ...........     371,321   1.277       474,061
    Separate Account Charges 0.90% ...........     657,972   1.603     1,054,786

Travelers Series Fund Inc. ...................
  AIM Capital Appreciation Portfolio
    Separate Account Charges 0.65% ...........   2,035,947   0.601     1,223,896
    Separate Account Charges 0.85% ...........   3,153,849   0.597     1,882,622
    Separate Account Charges 0.90% ...........   4,977,019   1.258     6,263,278
  MFS Total Return Portfolio
    Separate Account Charges 0.65% ...........   2,591,513   1.221     3,164,321
    Separate Account Charges 0.85% ...........   5,895,747   1.212     7,148,400
    Separate Account Charges 0.90% ...........   4,064,189   2.069     8,410,899
  Pioneer Strategic Income Portfolio
    Separate Account Charges 0.65% ...........     599,425   1.279       766,645
    Separate Account Charges 0.85% ...........     703,673   1.270       893,678
    Separate Account Charges 0.90% ...........   2,568,983   1.281     3,291,786
  Smith Barney Aggressive Growth Portfolio
    Separate Account Charges 0.65% ...........   1,874,402   0.857     1,606,925
    Separate Account Charges 0.85% ...........   4,906,279   0.853     4,183,573
    Separate Account Charges 0.90% ...........   4,346,845   0.816     3,545,321
  Smith Barney High Income Portfolio
    Separate Account Charges 0.65% ...........     762,157   1.080       822,986
    Separate Account Charges 0.85% ...........   2,110,323   1.072     2,262,795
    Separate Account Charges 0.90% ...........   7,178,023   1.340     9,615,348

                                                          DECEMBER 31, 2003
                                                --------------------------------

                                                             UNIT
                                                  UNITS     VALUE   NET ASSETS
                                                ---------   ------  ------------
Travelers Series Fund Inc. (continued)
  Smith Barney International All Cap
  Growth Portfolio
    Separate Account Charges 0.65% ...........     148,776  $0.742  $    110,361
    Separate Account Charges 0.85% ...........     197,147   0.738       145,462
    Separate Account Charges 0.90% ...........     371,063   0.773       286,679
  Smith Barney Large Cap Value Portfolio
    Separate Account Charges 0.65% ...........   2,375,334   0.962     2,285,754
    Separate Account Charges 0.85% ...........   3,231,688   0.956     3,087,986
    Separate Account Charges 0.90% ...........   3,315,022   1.636     5,423,628
  Smith Barney Large Capitalization
  Growth Portfolio
    Separate Account Charges 0.65% ...........   3,411,834   0.836     2,853,030
    Separate Account Charges 0.85% ...........   5,819,779   0.830     4,832,411
    Separate Account Charges 0.90% ...........   5,876,254   0.825     4,846,991
  Strategic Equity Portfolio
    Separate Account Charges 0.65% ...........   1,881,937   0.622     1,170,922
    Separate Account Charges 0.85% ...........   4,031,931   0.618     2,490,991
    Separate Account Charges 0.90% ...........   5,745,189   1.723     9,898,546

Van Kampen Life Investment Trust
  Comstock Portfolio - Class II Shares
    Separate Account Charges 0.65% ...........      82,212   1.269       104,312
    Separate Account Charges 0.85% ...........      58,074   1.267        73,586
    Separate Account Charges 0.90% ...........     102,673   1.267       130,054
  Emerging Growth Portfolio - Class I Shares
    Separate Account Charges 0.65% ...........     482,792   0.702       339,071
    Separate Account Charges 0.85% ...........   1,147,468   0.699       801,572
    Separate Account Charges 0.90% ...........      91,565   0.717        65,657

Variable Insurance Products Fund
  Equity - Income Portfolio - Initial Class
    Separate Account Charges 0.65% ...........     595,917   1.106       659,163
    Separate Account Charges 0.85% ...........   1,391,042   1.098     1,527,921
    Separate Account Charges 0.90% ...........   3,154,403   2.467     7,781,326
  Growth Portfolio - Initial Class
    Separate Account Charges 0.65% ...........   1,078,270   0.640       690,392
    Separate Account Charges 0.85% ...........   1,883,196   0.636     1,197,314
    Separate Account Charges 0.90% ...........   4,301,007   2.257     9,707,225
  High Income Portfolio - Initial Class
    Separate Account Charges 0.65% ...........     425,847   0.924       393,280
    Separate Account Charges 0.85% ...........     131,545   0.917       120,634
    Separate Account Charges 0.90% ...........   1,246,377   1.329     1,655,928

Variable Insurance Products Fund II
  Asset Manager Portfolio - Initial Class
    Separate Account Charges 0.65% ...........      97,865   0.973        95,217
    Separate Account Charges 0.85% ...........     236,249   0.966       228,245
    Separate Account Charges 0.90% ...........   1,140,765   1.741     1,986,323
  Contrafund(R)Portfolio - Service Class
    Separate Account Charges 0.65% ...........     534,622   1.099       587,405
    Separate Account Charges 0.85% ...........   1,956,659   1.093     2,138,408
    Separate Account Charges 0.90% ...........   3,169,324   1.081     3,424,908

Variable Insurance Products Fund III
  Mid Cap Portfolio - Service Class 2
    Separate Account Charges 0.65% ...........      45,593  $1.420  $     64,728
    Separate Account Charges 0.85% ...........     140,202   1.418       198,778
    Separate Account Charges 0.90% ...........     376,871   1.417       534,140
                                                                    ------------

Net Contract Owners' Equity ..................                      $423,772,089
                                                                    ============

5.  STATEMENT OF INVESTMENTS                                                            FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                               ----------------------------------------------------

    INVESTMENTS                                                                   NO. OF        MARKET       COST OF     PROCEEDS
                                                                                  SHARES         VALUE      PURCHASES   FROM SALES
                                                                               ------------  ------------  ------------  -----------
Capital Appreciation Fund (4.1%)
    Total (Cost $17,234,833) ................................................       312,487  $ 17,314,925  $  2,131,042  $ 2,750,061
                                                                               ------------  ------------  ------------  -----------

DREYFUS STOCK INDEX FUND - INITIAL SHARES (4.2%)
    Total (Cost $14,884,583) ................................................       619,101    17,594,841     3,055,295    1,512,614
                                                                               ------------  ------------  ------------  -----------

MANAGED ASSETS TRUST (1.0%)
    Total (Cost $4,058,120) .................................................       257,406     4,046,419     1,750,803      816,875
                                                                               ------------  ------------  ------------  -----------

MONEY MARKET PORTFOLIO (11.8%)
    Total (Cost $50,178,808) ................................................    50,178,808    50,178,808    36,838,458   53,293,633
                                                                               ------------  ------------  ------------  -----------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (0.3%)
  AllianceBernstein Premier Growth Portfolio - Class B
    Total (Cost $1,367,567) .................................................        63,322     1,350,649       365,223       84,609
                                                                               ------------  ------------  ------------  -----------

AMERICAN FUNDS INSURANCE SERIES (9.0%)
  Global Growth Fund - Class 2 Shares (Cost $3,179,072) .....................       252,263     3,847,013     1,716,555      215,853
  Growth Fund - Class 2 Shares (Cost $17,636,316) ...........................       459,157    20,891,633     9,164,474      768,259
  Growth-Income Fund - Class 2 Shares (Cost $11,387,469) ....................       395,494    13,241,142     5,639,990    1,054,873
                                                                               ------------  ------------  ------------  -----------
    Total (Cost $32,202,857) ................................................     1,106,914    37,979,788    16,521,019    2,038,985
                                                                               ------------  ------------  ------------  -----------

AYCO SERIES TRUST (0.0%)
  Ayco Growth Fund
    Total (Cost $0) .........................................................            --            --       534,027    3,052,476
                                                                               ------------  ------------  ------------  -----------

CREDIT SUISSE TRUST (0.2%)
  Emerging Markets Portfolio
    Total (Cost $578,392) ...................................................        64,425       684,833       397,358      116,720
                                                                               ------------  ------------  ------------  -----------

DREYFUS VARIABLE INVESTMENT FUND (2.1%)
  Dreyfus VIF Appreciation Portfolio - Initial Shares (Cost $162,154) .......         4,864       167,410       163,055          918
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares (Cost $7,540,446)       229,929     8,597,060     2,722,261      654,922
                                                                               ------------  ------------  ------------  -----------
    Total (Cost $7,702,600) .................................................       234,793     8,764,470     2,885,316      655,840
                                                                               ------------  ------------  ------------  -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (3.7%)
  Franklin Small Cap Fund - Class 2 Shares (Cost $2,867,608) ................       185,715     3,237,004     1,415,541      676,811
  Mutual Shares Securities Fund - Class 2 Shares (Cost $819,475) ............        58,711       874,208       909,696       92,394
  Templeton Foreign Securities Fund - Class 2 Shares (Cost $1,252,822) ......       111,180     1,360,842     1,255,156        2,465
  Templeton Global Asset Allocation Fund - Class 1 Shares (Cost $1,375,704) .        73,743     1,384,899       226,481      132,664
  Templeton Global Income Securities Fund - Class 1 Shares (Cost $1,203,815)         85,890     1,334,730       967,745      223,527
  Templeton Growth Securities Fund - Class 1 Shares (Cost $6,289,884) .......       674,967     7,633,878     1,524,782      539,821
                                                                               ------------  ------------  ------------  -----------
    Total (Cost $13,809,308) ................................................     1,190,206    15,825,561     6,299,401    1,667,682
                                                                               ------------  ------------  ------------  -----------

GOLDMAN SACHS VARIABLE INSURANCE TRUST (0.7%)
  Goldman Sachs Capital Growth Fund
    Total (Cost $2,918,755) ................................................     311,168       2,984,100     2,919,499           749
                                                                              ----------  --------------  ------------  ------------

GREENWICH STREET SERIES FUND (10.8%)
  Equity Index Portfolio - Class I Shares (Cost $22,057,237) ...............     896,562      24,305,797    12,677,686     1,576,526
  Fundamental Value Portfolio (Cost $19,750,416) ...........................   1,082,006      21,726,672     3,911,647     1,411,519
                                                                              ----------  --------------  ------------  ------------
    Total (Cost $41,807,653) ...............................................   1,978,568      46,032,469    16,589,333     2,988,045
                                                                              ----------  --------------  ------------  ------------

5.  STATEMENT OF INVESTMENTS                                                            FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                               ----------------------------------------------------

    INVESTMENTS                                                                   NO. OF        MARKET       COST OF     PROCEEDS
                                                                                  SHARES         VALUE      PURCHASES   FROM SALES
                                                                               ------------  ------------  ------------  -----------
Janus Aspen Series (2.6%)
  Global Technology Portfolio - Service Shares (Cost $1,776,110) ............       440,755  $  1,555,863  $    665,233  $   200,698
  Mid Cap Growth Portfolio - Service Shares (Cost $3,651,699) ...............       201,554     4,242,714     1,105,922      409,231
  Worldwide Growth Portfolio - Service Shares (Cost $5,693,110) .............       201,881     5,188,353     1,213,124    1,112,779
                                                                               ------------  ------------  ------------  -----------
    Total (Cost $11,120,919) ................................................       844,190    10,986,930     2,984,279    1,722,708
                                                                               ------------  ------------  ------------  -----------

LAZARD RETIREMENT SERIES, INC. (0.3%)
  Lazard Retirement Small Cap Portfolio
    Total (Cost $1,346,825) .................................................        97,699     1,437,146     1,403,814       58,264
                                                                               ------------  ------------  ------------  -----------

PIMCO VARIABLE INSURANCE TRUST (5.5%)
    Total Return Portfolio - Administrative Class
    Total (Cost $23,073,566) ................................................     2,267,511    23,491,414     9,757,682    1,673,856
                                                                               ------------  ------------  ------------  -----------

PIONEER VARIABLE CONTRACTS TRUST (0.3%)
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares
    Total (Cost $1,063,755) .................................................        64,073     1,301,957       962,596       77,641
                                                                               ------------  ------------  ------------  -----------

PUTNAM VARIABLE TRUST (1.8%)
  Putnam VT Discovery Growth Fund - Class IB Shares (Cost $157,144) .........        38,919       179,806        72,734       16,372
  Putnam VT International Equity Fund - Class IB Shares (Cost $5,111,139) ...       462,203     5,939,313     2,343,891      811,706
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $1,218,096) ........        89,038     1,613,366     1,269,740      517,394
                                                                               ------------  ------------  ------------  -----------
    Total (Cost $6,486,379) .................................................       590,160     7,732,485     3,686,365    1,345,472
                                                                               ------------  ------------  ------------  -----------

SCUDDER INVESTMENT VIT FUNDS (3.8%)
  Scudder VIT EAFE(R)Equity Index Fund - Class A Shares (Cost $5,056,185) ...       601,373     4,937,274     1,321,182      491,897
  Scudder VIT Small Cap Index Fund - Class A Shares (Cost $9,258,267) .......       912,145    11,164,655     4,443,893      301,127
                                                                               ------------  ------------  ------------  -----------
    Total (Cost $14,314,452) ................................................     1,513,518    16,101,929     5,765,075      793,024
                                                                               ------------  ------------  ------------  -----------

THE TRAVELERS SERIES TRUST (7.8%)
  Convertible Securities Portfolio (Cost $1,768,802) ........................       161,687     1,919,225     1,002,702      253,719
  Equity Income Portfolio (Cost $8,271,377) .................................       586,528     9,730,496     3,987,405      360,450
  Large Cap Portfolio (Cost $1,566,996) .....................................       126,198     1,663,295       628,002      106,005
  MFS Mid Cap Growth Portfolio (Cost $2,106,916) ............................       306,189     2,106,581       918,635      153,774
  Pioneer Fund Portfolio (Cost $1,038,055) ..................................        80,269       876,542       332,138      210,393
  U.S. Government Securities Portfolio (Cost $15,559,105) ...................     1,198,481    15,088,871     7,099,781    3,294,626
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $1,609,078) .............       137,862     1,578,518       542,997    1,710,910
                                                                               ------------  ------------  ------------  -----------
    Total (Cost $31,920,329) ................................................     2,597,214    32,963,528    14,511,660    6,089,877
                                                                               ------------  ------------  ------------  -----------

TRAVELERS SERIES FUND INC. (21.9%)
  AIM Capital Appreciation Portfolio (Cost $8,954,013) ......................       931,500     9,370,888     1,355,035    1,267,584
  MFS Total Return Portfolio (Cost $18,452,120) .............................     1,154,486    18,725,757     4,633,290    1,525,971
  Pioneer Strategic Income Portfolio (Cost $5,198,262) ......................       547,258     4,952,686     2,924,557    1,666,869
  Smith Barney Aggressive Growth Portfolio (Cost $8,643,127) ................       767,835     9,336,878     2,147,589      678,908
  Smith Barney High Income Portfolio (Cost $13,318,056) .....................     1,709,643    12,702,648    10,921,663      502,345
  Smith Barney International All Cap Growth Portfolio (Cost $450,895) .......        48,880       542,564       461,995      258,848
  Smith Barney Large Cap Value Portfolio (Cost $10,947,182) .................       650,126    10,798,587     2,323,162    1,308,175
  Smith Barney Large Capitalization Growth Portfolio (Cost $11,043,007) .....       872,222    12,533,835     4,827,507      721,848
  Strategic Equity Portfolio (Cost $16,118,868) .............................       840,797    13,562,060     1,827,851    1,271,341
                                                                               ------------  ------------  ------------  -----------
    Total (Cost $93,125,530) ................................................     7,522,747    92,525,903    31,422,649    9,201,889
                                                                               ------------  ------------  ------------  -----------

5.  STATEMENT OF INVESTMENTS                                                            FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                               ----------------------------------------------------

    INVESTMENTS                                                                   NO. OF        MARKET       COST OF     PROCEEDS
                                                                                  SHARES         VALUE      PURCHASES   FROM SALES
                                                                               ------------  ------------  ------------  -----------
Van Kampen Life Investment Trust (0.4%)
  Comstock Portfolio - Class II Shares (Cost $286,378) ......................        26,212  $    307,986  $    288,203  $     1,881
  Emerging Growth Portfolio - Class I Shares (Cost $1,168,737) ..............        49,627     1,206,431       324,381       86,643
                                                                               ------------  ------------  ------------  -----------
    Total (Cost $1,455,115) .................................................        75,839     1,514,417       612,584       88,524
                                                                               ------------  ------------  ------------  -----------

VARIABLE INSURANCE PRODUCTS FUND (5.5%)
  Equity - Income Portfolio - Initial Class (Cost $8,758,240) ...............       430,095     9,969,591     1,429,660    1,106,302
  Growth Portfolio - Initial Class (Cost $11,077,046) .......................       373,593    11,596,316     1,458,411    1,594,101
  High Income Portfolio - Initial Class (Cost $2,263,576) ...................       312,244     2,170,094       790,373      410,830
                                                                               ------------  ------------  ------------  -----------
    Total (Cost $22,098,862) ................................................     1,115,932    23,736,001     3,678,444    3,111,233
                                                                               ------------  ------------  ------------  -----------

VARIABLE INSURANCE PRODUCTS FUND II (2.0%)
  Asset Manager Portfolio - Initial Class (Cost $2,417,331) .................       159,755     2,310,063       294,744      263,115
  Contrafund(R)Portfolio - Service Class (Cost $5,118,161) ..................       266,758     6,151,437     3,816,383      261,695
                                                                               ------------  ------------  ------------  -----------
    Total (Cost $7,535,492) .................................................       426,513     8,461,500     4,111,127      524,810
                                                                               ------------  ------------  ------------  -----------

VARIABLE INSURANCE PRODUCTS FUND III (0.2%)
  Mid Cap Portfolio - Service Class 2
    Total (Cost $707,931) ...................................................        33,281       797,739       758,136       50,935
                                                                               ------------  ------------  ------------  -----------

TOTAL INVESTMENTS (100%)
  (COST $400,992,631) .......................................................                $423,807,812  $169,941,185  $93,716,522
                                                                                             ============  ============  ===========

6.  FINANCIAL HIGHLIGHTS

                                                                                                        EXPENSE
                                                 YEAR           UNIT VALUE       NET  INVESTMENT(1)     RATIO(2)    TOTAL RETURN(3)
                                                ENDED  UNITS     LOWEST TO     ASSETS    INCOME        LOWEST TO      LOWEST TO
                                                DEC 31 (000S)   HIGHEST ($)    ($000S)  RATIO (%)     HIGHEST (%)    HIGHEST (%)
                                               ------- ------- -------------- -------- ------------ -------------  -----------------
CAPITAL APPRECIATION FUND                        2003  12,661  0.523 - 3.419   17,313     0.05       0.65 - 0.90      23.79 - 24.29
                                                 2002  12,883  0.422 - 2.762   14,462     1.60       0.65 - 0.90   (25.83) - (25.61)
                                                 2001  10,532  0.569 - 3.720   18,333     0.49       0.65 - 0.90   (26.74) - (26.64)

DREYFUS STOCK INDEX FUND - INITIAL SHARES        2003  10,212  0.774 - 2.544   17,593     1.52       0.65 - 0.90      27.20 - 27.45
                                                 2002  9,278   0.608 - 2.000   12,487     1.33       0.65 - 0.90   (23.05) - (22.82)
                                                 2001  8,992   0.790 - 2.599   15,652     1.14       0.65 - 0.90   (13.00) - (12.76)

MANAGED ASSETS TRUST                             2003  2,814   0.987 - 3.655    4,046     2.98       0.65 - 0.90      20.91 - 21.22
                                                 2002  1,873   0.816 - 3.023    2,565     6.96       0.65 - 0.90     (9.43) - (9.19)
                                                 2001  1,286   0.901 - 3.337    2,123     2.93       0.65 - 0.90     (5.95) - (5.74)

MONEY MARKET PORTFOLIO                           2003  37,380  1.063 - 1.812   50,186     0.79       0.65 - 0.90      (0.11) - 0.09
                                                 2002  50,772  1.064 - 1.814   66,651     1.38       0.65 - 0.90        0.50 - 0.75
                                                 2001  46,298  1.058 - 1.805   65,049     3.44       0.65 - 0.90        2.85 - 3.11
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Premier Growth
    Portfolio - Class B                          2003  1,837   0.732 - 0.745    1,351       --       0.65 - 0.90      22.33 - 22.67
                                                 2002  1,409   0.598 - 0.609      846       --       0.65 - 0.90   (31.50) - (31.35)
                                                 2001    502   0.872 - 0.889      439       --       0.65 - 0.90    (16.31) - 18.53
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares            2003  3,800   1.009 - 1.017    3,847     0.38       0.65 - 0.90      33.99 - 34.30
                                                 2002  2,029   0.752 - 0.759    1,532     0.94       0.65 - 0.90   (15.41) - (15.17)
                                                 2001    431   0.889 - 0.897      383     0.05       0.65 - 0.90   (14.44) - (2.61)

  Growth Fund - Class 2 Shares                   2003  23,573  0.883 - 0.888   20,889     0.13       0.65 - 0.90      35.57 - 35.99
                                                 2002  12,062  0.651 - 0.655    7,881     0.05       0.65 - 0.90   (25.14) - (25.03)
                                                 2001  1,481   0.869 - 0.875    1,289     0.02       0.65 - 0.90    (13.45) - (4.79)

  Growth-Income Fund - Class 2 Shares            2003  12,771  1.021 - 1.046   13,240     1.21       0.65 - 0.90      31.23 - 31.57
                                                 2002  7,495   0.778 - 0.795    5,914     1.59       0.65 - 0.90   (19.10) - (18.88)
                                                 2001    928   0.961 - 0.980      907     0.04       0.65 - 0.90     (6.76) - (0.61)
CREDIT SUISSE TRUST
  Emerging Markets Portfolio                     2003    618   1.088 - 1.114      685       --       0.65 - 0.90      41.67 - 41.91
                                                 2002    332   0.768 - 0.785      260     0.17       0.65 - 0.90   (14.67) - (12.09)
                                                 2001     79   0.892 - 0.893       70       --       0.65 - 0.85     (9.43) - (3.15)
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF Appreciation Portfolio -
    Initial Shares                               2003    142   1.177 - 1.179      167     5.82       0.65 - 0.90       6.23 - 11.78
  Dreyfus VIF Developing Leaders
    Portfolio - Initial Shares                   2003  8,450   1.015 - 1.024    8,596     0.03       0.65 - 0.90      30.46 - 30.78
                                                 2002  5,900   0.778 - 0.783    4,598     0.04       0.65 - 0.90   (19.88) - (19.61)
                                                 2001    460   0.971 - 0.974      448     0.63       0.65 - 0.90      (4.14) - 1.56

                                                                                                        EXPENSE
                                                 YEAR           UNIT VALUE       NET  INVESTMENT(1)     RATIO(2)    TOTAL RETURN(3)
                                                ENDED  UNITS     LOWEST TO     ASSETS    INCOME        LOWEST TO      LOWEST TO
                                                DEC 31 (000S)   HIGHEST ($)    ($000S)  RATIO (%)     HIGHEST (%)    HIGHEST (%)
                                               ------- ------- -------------- -------- ------------ -------------  -----------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2 Shares       2003  3,579   0.898 - 0.911    3,237       --       0.65 - 0.90      36.06 - 36.38
                                                 2002  2,617   0.660 - 0.668    1,740     0.29       0.65 - 0.90   (29.34) - (29.16)
                                                 2001    337   0.934 - 0.943      318     0.04       0.65 - 0.90      (9.25) - 0.21

  Mutual Shares Securities Fund -
    Class 2 Shares                               2003    720   1.213 - 1.215      874     0.02       0.65 - 0.90      10.27 - 13.79
  Templeton Foreign Securities Fund -
    Class 2 Shares                               2003  1,012   1.344 - 1.346    1,361     0.02       0.65 - 0.90      22.18 - 22.83
  Templeton Global Asset Allocation Fund
    - Class 1 Shares                             2003    627           2.209    1,385     2.72              0.90              31.18
                                                 2002    596           1.684    1,003     1.96              0.90              (5.07)
                                                 2001    660           1.774    1,171     1.39              0.90             (10.49)
  Templeton Global Income Securities
    Fund - Class 1 Shares                        2003    733           1.820    1,335     7.19              0.90              21.58
                                                 2002    328           1.497      491     1.02              0.90              20.34
                                                 2001    232           1.244      289     3.52              0.90               1.63
  Templeton Growth Securities Fund -
    Class 1 Shares                               2003  3,728   1.084 - 2.291    7,633     1.63       0.65 - 0.90      31.44 - 31.76
                                                 2002  3,234   0.824 - 1.743    5,028     4.08       0.65 - 0.90   (19.04) - (18.82)
                                                 2001  3,073   1.017 - 2.153    5,874     1.37       0.65 - 0.90     (1.87) - (1.64)
GOLDMAN SACHS VARIABLE INSURANCE TRUST
  Goldman Sachs Capital Growth Fund              2003  2,919           1.022    2,984       --       0.65 - 0.90               2.20
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class I Shares        2003  30,079  0.777 - 0.850   24,303     1.80       0.65 - 0.90      27.06 - 27.36
                                                 2002  14,663  0.611 - 0.669    9,283     2.68       0.65 - 0.90   (22.93) - (22.77)
                                                 2001  7,428   0.792 - 0.868    6,119     0.88       0.65 - 0.90   (12.94) - (12.64)

  Fundamental Value Portfolio                    2003  14,196  1.132 - 2.250   21,724     0.67       0.65 - 0.90      37.38 - 37.68
                                                 2002  12,357  0.824 - 1.637   13,670     1.25       0.65 - 0.90   (22.01) - (21.81)
                                                 2001  6,243   1.055 - 2.099    8,460     0.70       0.65 - 0.90     (6.14) - (5.87)
JANUS ASPEN SERIES
  Global Technology Portfolio - Service Shares   2003  4,395   0.352 - 0.356    1,556       --       0.65 - 0.90      45.31 - 45.49
                                                 2002  2,957   0.242 - 0.245      720       --       0.65 - 0.90   (41.55) - (41.20)
                                                 2001  2,766   0.414 - 0.419    1,150     0.48       0.65 - 0.90   (37.84) - (37.78)

  Mid Cap Growth Portfolio - Service Shares      2003  11,132  0.379 - 0.385    4,242       --       0.65 - 0.90      33.68 - 33.92
                                                 2002  9,079   0.283 - 0.288    2,585       --       0.65 - 0.90   (28.89) - (28.57)
                                                 2001  7,291   0.398 - 0.405    2,913       --       0.65 - 0.90   (40.09) - (40.00)

  Worldwide Growth Portfolio - Service Shares    2003  9,176   0.554 - 0.572    5,188     0.86       0.65 - 0.90      22.57 - 23.01
                                                 2002  8,985   0.452 - 0.465    4,142     0.64       0.65 - 0.90   (26.38) - (26.19)
                                                 2001  7,050   0.614 - 0.630    4,407     0.35       0.65 - 0.90   (23.35) - (23.17)
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio          2003  1,072   1.340 - 1.342    1,437       --       0.65 - 0.90      18.24 - 22.04
PIMCO VARIABLE INSURANCE TRUST
  Total Return Portfolio - Administrative Class  2003  19,781  1.176 - 1.199   23,489     2.81       0.65 - 0.90        4.07 - 4.35
                                                 2002  13,369  1.130 - 1.149   15,240     4.05       0.65 - 0.90        8.03 - 8.40
                                                 2001  2,064   1.046 - 1.060    2,185     2.44       0.65 - 0.90        1.45 - 5.69
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Mid Cap Value VCT Portfolio -          2003  1,147   1.133 - 1.138    1,302     0.24       0.65 - 0.90      35.85 - 36.29
    Class II Shares                              2002    198   0.834 - 0.835      165     0.07       0.65 - 0.90    (12.76) - (2.46)

                                                                                                        EXPENSE
                                                 YEAR           UNIT VALUE       NET  INVESTMENT(1)     RATIO(2)    TOTAL RETURN(3)
                                                ENDED  UNITS     LOWEST TO     ASSETS    INCOME        LOWEST TO      LOWEST TO
                                                DEC 31 (000S)   HIGHEST ($)    ($000S)  RATIO (%)     HIGHEST (%)    HIGHEST (%)
                                               ------- ------- -------------- -------- ------------ -------------  -----------------
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth Fund -
    Class IB Shares                              2003    239   0.746 - 0.757      180       --       0.65 - 0.90      30.88 - 31.20
                                                 2002    148   0.570 - 0.577       85       --       0.65 - 0.90   (30.22) - (25.39)
                                                 2001     75   0.824 - 0.825       61       --       0.65 - 0.85   (18.40) - (11.40)
  Putnam VT International Equity Fund -
    Class IB Shares                              2003  6,466   0.902 - 0.936    5,939     0.74       0.65 - 0.90      27.35 - 27.61
                                                 2002  4,299   0.707 - 0.735    3,096     0.59       0.65 - 0.90   (18.45) - (18.20)
                                                 2001    533   0.867 - 0.901      464       --       0.65 - 0.90   (13.99) - (2.07)
  Putnam VT Small Cap Value Fund - Class
    IB Shares                                    2003  1,439   1.119 - 1.124    1,613     0.32       0.65 - 0.90      48.21 - 48.68
                                                 2002    487   0.755 - 0.756      368       --       0.65 - 0.90    (26.63) - (9.58)
SCUDDER INVESTMENT VIT FUNDS
  Scudder VIT EAFE(R)Equity Index Fund -
    Class A Shares                               2003  7,042   0.680 - 0.719    4,937     4.21       0.65 - 0.90      32.17 - 32.50
                                                 2002  5,824   0.514 - 0.544    3,092     1.59       0.65 - 0.90   (22.29) - (22.02)
                                                 2001  3,666   0.661 - 0.700    2,516       --       0.65 - 0.90   (25.40) - (25.25)
  Scudder VIT Small Cap Index Fund -
    Class A Shares                               2003  9,519   1.084 - 1.248   11,163     0.85       0.65 - 0.90      45.11 - 45.60
                                                 2002  5,172   0.747 - 0.860    4,161     0.79       0.65 - 0.90   (21.32) - (21.14)
                                                 2001  2,904   0.948 - 1.093    3,012     0.82       0.65 - 0.90        1.17 - 1.39
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio               2003  1,740   1.099 - 1.107    1,919     3.79       0.65 - 0.90      25.08 - 25.43
                                                 2002  1,029   0.878 - 0.885      906     9.15       0.65 - 0.90     (7.81) - (7.56)
                                                 2001    438   0.952 - 0.960      418     1.45       0.65 - 0.90     (3.83) - (1.23)

  Equity Income Portfolio                        2003  9,273   1.043 - 1.060    9,729     1.15       0.65 - 0.90      30.05 - 30.22
                                                 2002  5,156   0.802 - 0.814    4,166     1.45       0.65 - 0.90   (14.77) - (14.50)
                                                 2001  1,236   0.941 - 0.952    1,173     2.80       0.65 - 0.90     (5.94) - (2.18)

  Large Cap Portfolio                            2003  1,985   0.836 - 0.842    1,663     0.49       0.65 - 0.90      23.49 - 23.82
                                                 2002  1,278   0.677 - 0.680      866     0.70       0.65 - 0.90   (23.50) - (23.25)
                                                 2001    404   0.884 - 0.886      358     1.14       0.65 - 0.90    (10.52) - (8.85)

  MFS Mid Cap Growth Portfolio                   2003  3,868   0.543 - 0.547    2,106       --       0.65 - 0.90      35.75 - 36.16
                                                 2002  2,281   0.400 - 0.402      914       --       0.65 - 0.90   (49.37) - (49.18)
                                                 2001    647   0.788 - 0.794      511       --       0.65 - 0.90     (25.80) - 4.06

  Pioneer Fund Portfolio                         2003    585   1.197 - 1.559      876     1.62       0.65 - 0.90       8.51 - 22.66
                                                 2002    475           1.271      604     7.98              0.90             (30.81)
                                                 2001    363           1.837      667     1.92              0.90             (23.71)

  U.S. Government Securities Portfolio           2003  9,249   1.313 - 1.826   15,087     5.41       0.65 - 0.90        1.78 - 2.08
                                                 2002  7,361   1.289 - 1.794   11,885     8.30       0.65 - 0.90      12.62 - 12.90
                                                 2001  3,389   1.144 - 1.593    4,559     4.21       0.65 - 0.90        4.87 - 5.13

  Zero Coupon Bond Fund Portfolio Series 2005    2003  1,068   1.277 - 1.603    1,578     2.95       0.65 - 0.90        1.46 - 1.74
                                                 2002  1,841   1.258 - 1.580    2,784     9.08       0.65 - 0.90       9.80 - 10.01
                                                 2001  1,676   1.145 - 1.439    2,292     4.69       0.65 - 0.90        5.42 - 5.80

                                                                                                        EXPENSE
                                                 YEAR           UNIT VALUE       NET  INVESTMENT(1)     RATIO(2)    TOTAL RETURN(3)
                                                ENDED  UNITS     LOWEST TO     ASSETS    INCOME        LOWEST TO      LOWEST TO
                                                DEC 31 (000S)   HIGHEST ($)    ($000S)  RATIO (%)     HIGHEST (%)    HIGHEST (%)
                                               ------- ------- -------------- -------- ------------ -------------  -----------------
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio             2003  10,167  0.597 - 1.258    9,370       --       0.65 - 0.90      28.11 - 28.42
                                                 2002  10,034  0.466 - 0.982    7,189       --       0.65 - 0.90   (24.58) - (24.39)
                                                 2001  8,451   0.617 - 1.302    8,347       --       0.65 - 0.90   (24.43) - (24.24)

  MFS Total Return Portfolio                     2003  12,551  1.212 - 2.069   18,724     2.52       0.65 - 0.90      15.46 - 15.73
                                                 2002  10,448  1.049 - 1.792   13,520     6.99       0.65 - 0.90     (6.13) - (5.80)
                                                 2001  6,563   1.117 - 1.909    9,433     2.64       0.65 - 0.90     (0.89) - (0.71)

  Pioneer Strategic Income Portfolio             2003  3,872   1.270 - 1.281    4,952     9.41       0.65 - 0.90      18.39 - 18.76
                                                 2002  3,098   1.071 - 1.082    3,342     26.72      0.65 - 0.90        4.90 - 5.18
                                                 2001  1,856   1.021 - 1.031    1,908     7.97       0.65 - 0.90        3.31 - 3.54

  Smith Barney Aggressive Growth Portfolio       2003  11,128  0.816 - 0.857    9,336       --       0.65 - 0.90      33.33 - 33.70
                                                 2002  9,094   0.612 - 0.641    5,719       --       0.65 - 0.90   (33.23) - (33.16)
                                                 2001  2,886   0.916 - 0.959    2,747       --       0.65 - 0.90     (10.87) - 0.00

  Smith Barney High Income Portfolio             2003  10,051  1.072 - 1.340   12,701     21.08      0.65 - 0.90      26.42 - 26.76
                                                 2002  2,407   0.848 - 1.060    2,227     27.24      0.65 - 0.90     (4.16) - (3.95)
                                                 2001  1,673   0.884 - 1.106    1,664     11.61      0.65 - 0.90     (5.94) - (4.54)
  Smith Barney International All Cap
    Growth Portfolio                             2003    717   0.738 - 0.773      543     1.35       0.65 - 0.90      26.31 - 26.62
                                                 2002    405   0.584 - 0.612      242     1.34       0.65 - 0.90   (26.35) - (26.10)
                                                 2001     75   0.792 - 0.831       61       --       0.65 - 0.90     (11.51) - 7.09

  Smith Barney Large Cap Value Portfolio         2003  8,922   0.956 - 1.636   10,797     1.89       0.65 - 0.90      26.43 - 26.75
                                                 2002  8,176   0.755 - 1.294    7,781     4.20       0.65 - 0.90   (26.06) - (25.88)
                                                 2001  6,132   1.021 - 1.750    8,307     1.40       0.65 - 0.90     (9.00) - (8.82)
  Smith Barney Large Capitalization
    Growth Portfolio                             2003  15,108  0.825 - 0.836   12,532     0.03       0.65 - 0.90      46.28 - 46.67
                                                 2002  9,497   0.564 - 0.570    5,386     0.40       0.65 - 0.90   (25.49) - (25.29)
                                                 2001  6,518   0.756 - 0.763    4,954       --       0.65 - 0.90   (13.40) - (13.10)

  Strategic Equity Portfolio                     2003  11,659  0.618 - 1.723   13,560       --       0.65 - 0.90      31.33 - 31.50
                                                 2002  10,727  0.470 - 1.312    9,779     0.61       0.65 - 0.90   (34.17) - (33.94)
                                                 2001  10,229  0.714 - 1.993   14,506     0.19       0.65 - 0.90   (14.13) - (13.94)
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II Shares           2003    243   1.267 - 1.269      308       --       0.65 - 0.90      11.83 - 14.22

Emerging Growth Portfolio - Class I Shares       2003  1,722   0.699 - 0.717    1,206       --       0.65 - 0.90      26.23 - 26.49
                                                 2002  1,327   0.553 - 0.568      736     0.26       0.65 - 0.90   (33.05) - (29.44)
                                                 2001    521   0.826 - 0.828      431       --       0.65 - 0.85   (16.31) - (12.01)
VARIABLE INSURANCE PRODUCTS FUND
  Equity - Income Portfolio - Initial Class      2003  5,141   1.098 - 2.467    9,968     1.75       0.65 - 0.90      29.16 - 29.51
                                                 2002  5,171   0.850 - 1.910    7,519     1.66       0.65 - 0.90   (17.67) - (17.49)
                                                 2001  7,392   1.032 - 2.320   14,521     1.29       0.65 - 0.90     (5.84) - (5.57)

  Growth Portfolio - Initial Class               2003  7,262   0.636 - 2.257   11,595     0.27       0.65 - 0.90      31.68 - 31.96
                                                 2002  7,634   0.483 - 1.714    8,932     0.24       0.65 - 0.90   (30.75) - (30.60)
                                                 2001  7,210   0.696 - 2.475   12,150     0.07       0.65 - 0.90   (18.41) - (18.15)

  High Income Portfolio - Initial Class          2003  1,804   0.917 - 1.329    2,170     6.66       0.65 - 0.90      26.13 - 26.58
                                                 2002  1,603   0.727 - 1.053    1,482     10.07      0.65 - 0.90        2.43 - 2.67
                                                 2001  1,557   0.709 - 1.028    1,411     9.94       0.65 - 0.90   (12.51) - (12.22)

                                                                                                        EXPENSE
                                                 YEAR           UNIT VALUE       NET  INVESTMENT(1)     RATIO(2)    TOTAL RETURN(3)
                                                ENDED  UNITS     LOWEST TO     ASSETS    INCOME        LOWEST TO      LOWEST TO
                                                DEC 31 (000S)   HIGHEST ($)    ($000S)  RATIO (%)     HIGHEST (%)    HIGHEST (%)
                                               ------- ------- -------------- -------- ------------ -------------  -----------------
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio - Initial Class        2003  1,475   0.966 - 1.741    2,310     3.71       0.65 - 0.90      16.92 - 17.23
                                                 2002  1,496   0.826 - 1.489    2,015     3.81       0.65 - 0.90     (9.54) - (9.29)
                                                 2001  1,438   0.913 - 1.646    2,170     3.61       0.65 - 0.90     (4.97) - (4.79)

  Contrafund(R)Portfolio - Service Class         2003  5,661   1.081 - 1.099    6,151     0.16       0.65 - 0.90      27.18 - 27.49
                                                 2002  1,682   0.850 - 0.862    1,438     0.23       0.65 - 0.90    (10.15) - (9.93)
                                                 2001    304   0.946 - 0.957      290       --       0.65 - 0.90      (4.78) - 0.42
VARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio - Service Class 2            2003    563   1.417 - 1.420      798       --       0.65 - 0.90      23.91 - 26.63


(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values.

7.  SCHEDULE OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                          DREYFUS STOCK INDEX FUND -
                                             CAPITAL APPRECIATION FUND          INITIAL SHARES              MANAGED ASSETS TRUST
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............   12,882,619     10,531,851      9,277,941      8,991,817      1,873,419      1,286,341
    Units purchased and transferred from
        other funding options .............    5,156,872     13,907,677      3,231,853     30,043,315      1,897,689      1,203,737
    Units redeemed and transferred to
        other funding options .............   (5,378,813)   (11,556,909)    (2,297,582)   (29,757,191)      (956,764)      (616,659)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................   12,660,678     12,882,619     10,212,212      9,277,941      2,814,344      1,873,419
                                            ============   ============   ============   ============   ============   ============

                                                                          ALLIANCEBERNSTEIN PREMIER        GLOBAL GROWTH FUND -
                                               MONEY MARKET PORTFOLIO     GROWTH PORTFOLIO - CLASS B          CLASS 2 SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............   50,772,111     46,297,695      1,408,551        501,800      2,029,323        430,522
    Units purchased and transferred from
      other funding options ...............   35,984,592    263,960,028        687,162      1,167,426      2,192,165      1,862,822
    Units redeemed and transferred to
      other funding options ...............  (49,376,821)  (259,485,612)      (258,770)      (260,675)      (421,836)      (264,021)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................   37,379,882     50,772,111      1,836,943      1,408,551      3,799,652      2,029,323
                                            ============   ============   ============   ============   ============   ============

                                                   GROWTH FUND -              GROWTH-INCOME FUND -
                                                   CLASS 2 SHARES                CLASS 2 SHARES               AYCO GROWTH FUND
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............   12,061,560      1,481,235      7,495,040        928,402      3,228,648        757,027
    Units purchased and transferred from
      other funding options ...............   14,344,285     11,766,704      7,514,830      7,562,645        739,849      2,853,456
    Units redeemed and transferred to
      other funding options ...............   (2,832,996)    (1,186,379)    (2,239,008)      (996,007)    (3,968,497)      (381,835)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................   23,572,849     12,061,560     12,770,862      7,495,040             --      3,228,648
                                            ============   ============   ============   ============   ============   ============

                                                                                                           DREYFUS VIF DEVELOPING
                                                                           DREYFUS VIF APPRECIATION         LEADERS PORTFOLIO -
                                            EMERGING MARKETS PORTFOLIO    PORTFOLIO - INITIAL SHARES           INITIAL SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............      332,496         78,764             --             --      5,900,145        460,010
    Units purchased and transferred from
      other funding options ...............      410,429        851,434        145,720             --      3,651,341      5,975,351
    Units redeemed and transferred to
      other funding options ...............     (125,392)      (597,702)        (3,498)            --     (1,101,894)      (535,216)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................      617,533        332,496        142,222             --      8,449,592      5,900,145
                                            ============   ============   ============   ============   ============   ============

7.  SCHEDULE OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                             FRANKLIN SMALL CAP FUND -     MUTUAL SHARES SECURITIES     TEMPLETON FOREIGN SECURITIES
                                                   CLASS 2 SHARES           FUND - CLASS 2 SHARES           FUND - CLASS 2 SHARES
                                            ---------------------------   ---------------------------   ----------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............    2,617,354        337,382             --             --             --             --
    Units purchased and transferred from
      other funding options ...............    1,999,277      3,017,841        733,863             --      1,021,943             --
    Units redeemed and transferred to
      other funding options ...............   (1,037,155)      (737,869)       (13,460)            --         (9,809)            --
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................    3,579,476      2,617,354        720,403             --      1,012,134             --
                                            ============   ============   ============   ============   ============   ============

                                              TEMPLETON GLOBAL ASSET        TEMPLETON GLOBAL INCOME
                                                ALLOCATION FUND -              SECURITIES FUND -        TEMPLETON GROWTH SECURITIES
                                                  CLASS 1 SHARES                 CLASS 1 SHARES            FUND - CLASS 1 SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............      595,627        660,405        328,172        232,471      3,234,359      3,073,456
    Units purchased and transferred from
      other funding options ...............      151,458        145,554        543,868        201,472      1,112,975    130,716,470
    Units redeemed and transferred to
      other funding options ...............     (120,199)      (210,332)      (138,850)      (105,771)      (618,916)  (130,555,567)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................      626,886        595,627        733,190        328,172      3,728,418      3,234,359
                                            ============   ============   ============   ============   ============   ============

                                               GOLDMAN SACHS CAPITAL        EQUITY INDEX PORTFOLIO -
                                                    GROWTH FUND                  CLASS I SHARES         FUNDAMENTAL VALUE PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............           --             --     14,663,263      7,428,174     12,356,625      6,243,357
    Units purchased and transferred from
      other funding options ...............    2,920,423             --     19,175,202     14,081,118      4,399,274      9,239,490
    Units redeemed and transferred to
      other funding options ...............       (1,172)            --     (3,759,552)    (6,846,029)    (2,559,997)    (3,126,222)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................    2,919,251             --     30,078,913     14,663,263     14,195,902     12,356,625
                                            ============   ============   ============   ============   ============   ============

                                                GLOBAL TECHNOLOGY         MID CAP GROWTH PORTFOLIO -         WORLDWIDE GROWTH
                                            PORTFOLIO - SERVICE SHARES          SERVICE SHARES          PORTFOLIO - SERVICE SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............    2,956,538      2,766,117      9,078,756      7,291,000      8,985,188      7,049,855
    Units purchased and transferred from
      other funding options ...............    2,470,348      1,633,898      4,638,989    262,847,119      3,800,284      4,420,250
    Units redeemed and transferred to
      other funding options ...............   (1,031,387)    (1,443,477)    (2,585,938)  (261,059,363)    (3,609,278)    (2,484,917)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................    4,395,499      2,956,538     11,131,807      9,078,756      9,176,194      8,985,188
                                            ============   ============   ============   ============   ============   ============


                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.  SCHEDULE OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                                 LAZARD RETIREMENT          TOTAL RETURN PORTFOLIO -     PIONEER MID CAP VALUE VCT
                                                SMALL CAP PORTFOLIO           ADMINISTRATIVE CLASS      PORTFOLIO - CLASS II SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............           --             --     13,369,450      2,064,357        198,234             --
    Units purchased and transferred from
      other funding options ...............    1,086,298             --      9,237,154     12,830,480      1,102,903        217,645
    Units redeemed and transferred to
      other funding options ...............      (14,421)            --     (2,825,145)    (1,525,387)      (153,698)       (19,411)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................    1,071,877             --     19,781,459     13,369,450      1,147,439        198,234
                                            ============   ============   ============   ============   ============   ============

                                                                            PUTNAM VT INTERNATIONAL
                                            PUTNAM VT DISCOVERY GROWTH            EQUITY FUND -          PUTNAM VT SMALL CAP VALUE
                                              FUND - CLASS IB SHARES            CLASS IB SHARES            FUND - CLASS IB SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............      147,630         74,628      4,298,876        532,625        486,582             --
    Units purchased and transferred from
      other funding options ...............      128,974        131,439      3,423,589      4,172,718      1,621,597        548,708
    Units redeemed and transferred to
      other funding options ...............      (37,881)       (58,437)    (1,256,124)      (406,467)      (668,917)       (62,126)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................      238,723        147,630      6,466,341      4,298,876      1,439,262        486,582
                                            ============   ============   ============   ============   ============   ============

                                            SCUDDER VIT EAFE(R) EQUITY    SCUDDER VIT SMALL CAP INDEX     CONVERTIBLE SECURITIES
                                            INDEX FUND - CLASS A SHARES      FUND - CLASS A SHARES              PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............    5,824,013      3,665,979      5,172,445      2,904,278      1,029,460        437,921
    Units purchased and transferred from
      other funding options ...............    2,327,357      3,492,210      5,452,424      3,712,289      1,042,672        799,991
    Units redeemed and transferred to
      other funding options ...............   (1,109,274)    (1,334,176)    (1,105,842)    (1,444,122)      (332,274)      (208,452)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................    7,042,096      5,824,013      9,519,027      5,172,445      1,739,858      1,029,460
                                            ============   ============   ============   ============   ============   ============

                                              EQUITY INCOME PORTFOLIO         LARGE CAP PORTFOLIO       MFS MID CAP GROWTH PORTFOLIO
                                            ---------------------------   ---------------------------   ----------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............    5,156,044      1,235,975      1,277,925        404,062      2,280,661        647,419
    Units purchased and transferred from
      other funding options ...............    5,082,510      4,686,671        962,927      1,097,725      2,293,419      2,023,213
    Units redeemed and transferred to
      other funding options ...............     (965,972)      (766,602)      (255,981)      (223,862)      (706,155)      (389,971)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................    9,272,582      5,156,044      1,984,871      1,277,925      3,867,925      2,280,661
                                            ============   ============   ============   ============   ============   ============

7.  SCHEDULE OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                                                          U.S. GOVERNMENT SECURITIES       ZERO COUPON BOND FUND
                                              PIONEER FUND PORTFOLIO              PORTFOLIO                PORTFOLIO SERIES 2005
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............      475,045        362,968      7,361,470      3,389,171      1,840,842      1,676,495
    Units purchased and transferred from
      other funding options ...............      227,934        174,430      5,035,257      6,782,159        346,689        385,218
    Units redeemed and transferred to
      other funding options ...............     (117,575)       (62,353)    (3,148,090)    (2,809,860)    (1,119,752)      (220,871)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................      585,404        475,045      9,248,637      7,361,470      1,067,779      1,840,842
                                            ============   ============   ============   ============   ============   ============

                                             AIM CAPITAL APPRECIATION                                    PIONEER STRATEGIC INCOME
                                                    PORTFOLIO             MFS TOTAL RETURN PORTFOLIO            PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............   10,034,332      8,450,700     10,448,081      6,563,089      3,097,783      1,856,109
    Units purchased and transferred from
      other funding options ...............    3,593,450     16,317,900      5,239,468      6,032,345      2,464,845      1,826,051
    Units redeemed and transferred to
      other funding options ...............   (3,460,967)   (14,734,268)    (3,136,100)    (2,147,353)    (1,690,547)      (584,377)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................   10,166,815     10,034,332     12,551,449     10,448,081      3,872,081      3,097,783
                                            ============   ============   ============   ============   ============   ============

                                                    SMITH BARNEY                  SMITH BARNEY          SMITH BARNEY INTERNATIONAL
                                            AGGRESSIVE GROWTH PORTFOLIO      HIGH INCOME PORTFOLIO       ALL CAP GROWTH PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............    9,093,507      2,886,479      2,406,999      1,672,544        404,578         75,237
    Units purchased and transferred from
      other funding options ...............    3,875,910      7,895,779      8,526,043      2,003,285        715,551      2,063,504
    Units redeemed and transferred to
      other funding options ...............   (1,841,891)    (1,688,751)      (882,539)    (1,268,830)      (403,143)    (1,734,163)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................   11,127,526      9,093,507     10,050,503      2,406,999        716,986        404,578
                                            ============   ============   ============   ============   ============   ============

                                                                                  SMITH BARNEY
                                                    SMITH BARNEY          LARGE CAPITALIZATION GROWTH
                                             LARGE CAP VALUE PORTFOLIO             PORTFOLIO            STRATEGIC EQUITY PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............    8,176,027      6,131,581      9,497,243      6,518,443     10,726,770     10,228,789
    Units purchased and transferred from
      other funding options ...............    3,202,931      8,763,589      7,843,574      5,076,051      4,098,592      6,234,052
    Units redeemed and transferred to
      other funding options ...............   (2,456,914)    (6,719,143)    (2,232,950)    (2,097,251)    (3,166,305)    (5,736,071)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................    8,922,044      8,176,027     15,107,867      9,497,243     11,659,057     10,726,770
                                            ============   ============   ============   ============   ============   ============


                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.  SCHEDULE OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                                COMSTOCK PORTFOLIO -      EMERGING GROWTH PORTFOLIO -   EQUITY - INCOME PORTFOLIO -
                                                  CLASS II SHARES                CLASS I SHARES                INITIAL CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............           --             --      1,326,941        521,437      5,170,770      7,392,035
    Units purchased and transferred from
      other funding options ...............      250,435             --        685,748      1,254,297      1,204,430     43,564,621
    Units redeemed and transferred to
      other funding options ...............       (7,476)            --       (290,864)      (448,793)    (1,233,838)   (45,785,886)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................      242,959             --      1,721,825      1,326,941      5,141,362      5,170,770
                                            ============   ============   ============   ============   ============   ============

                                                 GROWTH PORTFOLIO -         HIGH INCOME PORTFOLIO -      ASSET MANAGER PORTFOLIO -
                                                   INITIAL CLASS                 INITIAL CLASS                INITIAL CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............    7,634,389      7,209,990      1,602,533      1,556,672      1,495,632      1,437,910
    Units purchased and transferred from
      other funding options ...............    2,175,924     20,456,148        688,023        491,937        230,162        410,414
    Units redeemed and transferred to
      other funding options ...............   (2,547,840)   (20,031,749)      (486,787)      (446,076)      (250,915)      (352,692)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................    7,262,473      7,634,389      1,803,769      1,602,533      1,474,879      1,495,632
                                            ============   ============   ============   ============   ============   ============








                                             CONTRAFUND(R) PORTFOLIO -        MID CAP PORTFOLIO -
                                                   SERVICE CLASS                SERVICE CLASS 2                   COMBINED
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units beginning of year ...............    1,681,569        304,032             --             --    293,793,566    187,028,606
    Units purchased and transferred from
      other funding options ...............    4,469,626      1,564,235        573,108             --    208,134,215    932,466,911
    Units redeemed and transferred to
      other funding options ...............     (490,590)      (186,698)       (10,442)            --   (122,854,793)  (825,701,951)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Units end of year .....................    5,660,605      1,681,569        562,666             --    379,072,988    293,793,566
                                            ============   ============   ============   ============   ============   ============

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of the Travelers Insurance Company and
Owners of Variable Life Insurance Contracts of The Travelers Fund
UL II for Variable Life Insurance:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL II for Variable Life Insurance as of December 31, 2003 and the related statements of operations and for the year then ended and the statement of changes in net assets for each of years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL II for Variable Life Insurance as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP


Hartford, Connecticut
March 19, 2004

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                              INDEPENDENT AUDITORS
                                    KPMG LLP
                              Hartford, Connecticut





This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund UL II for Variable Life Insurance or shares of Fund UL II's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund UL II for Variable Life Insurance product(s) offered by The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

FNDULII (Annual) (12-03) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 2003 and 2002, and the related statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for goodwill and intangible assets in 2002 and for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME
                                ($ IN THOUSANDS)


FOR THE YEAR ENDED DECEMBER 31,                                                         2003               2002               2001
                                                                                        ----               ----               ----
REVENUES
Premiums                                                                              $  40,866         $  42,893         $  39,222
Net investment income                                                                   356,463           311,946           251,054
Realized investment gains (losses)                                                       (7,202)          (30,584)           26,144
Fee income                                                                              237,366           189,686           173,113
Other revenues                                                                           18,834            19,530            14,317
------------------------------------------------------------------------------------------------------------------------------------
     Total Revenues                                                                     646,327           533,471           503,850
------------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                                                    89,729            94,513            88,842
Interest credited to contractholders                                                    216,952           180,610           125,880
Amortization of deferred acquisition costs                                              136,310            66,972            89,475
General and administrative expenses                                                      49,288            32,352            23,404
------------------------------------------------------------------------------------------------------------------------------------
     Total Benefits and Expenses                                                        492,279           374,447           327,601
------------------------------------------------------------------------------------------------------------------------------------

Income before federal income taxes and cumulative effect of
   change in accounting principle                                                       154,048           159,024           176,249
------------------------------------------------------------------------------------------------------------------------------------

Federal income taxes
     Current                                                                             73,423           (31,143)          (19,007)
     Deferred                                                                           (38,835)           86,797            80,096
------------------------------------------------------------------------------------------------------------------------------------
     Total Federal Income Taxes                                                          34,588            55,654            61,089
------------------------------------------------------------------------------------------------------------------------------------

Income before cumulative effect of change in accounting
     principle                                                                          119,460           103,370           115,160

Cumulative effect of change in accounting for derivative
     instruments and hedging activities, net of tax
                                                                                             --                --               (62)
------------------------------------------------------------------------------------------------------------------------------------
Net Income                                                                            $ 119,460         $ 103,370         $ 115,098
====================================================================================================================================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                ($ IN THOUSANDS)


AT DECEMBER 31,                                                                                        2003                  2002
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (including $130,895 and
     $144,284 subject to securities lending agreements) (cost $5,033,778
     and $4,385,801)                                                                                $ 5,357,225          $ 4,520,299
Equity securities, at fair value (cost $8,253 and $14,939)                                                8,307               14,495
Mortgage loans                                                                                          135,347              134,078
Short-term securities                                                                                   195,279              475,365
Other invested assets                                                                                   392,638              384,616
------------------------------------------------------------------------------------------------------------------------------------
      Total Investments                                                                               6,088,796            5,528,853
------------------------------------------------------------------------------------------------------------------------------------
Separate and variable accounts                                                                        9,690,455            6,862,009
Deferred acquisition costs                                                                            1,279,118            1,064,118
Premiums and fees receivable                                                                             67,272               59,636
Other assets                                                                                            312,546              179,558
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                   $17,438,187          $13,694,174
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Future policy benefits and claims                                                                   $ 1,097,704          $ 1,145,692
Contractholder funds                                                                                  4,511,813            3,886,083
Separate and variable accounts                                                                        9,690,455            6,862,009
Deferred federal income taxes                                                                           224,821              199,350
Other liabilities                                                                                       514,718              441,249
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                               16,039,511           12,534,383
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized,
     30,000 issued and outstanding                                                                        3,000                3,000
Additional paid-in capital                                                                              417,316              417,316
Retained earnings                                                                                       763,994              644,534
Accumulated other changes in equity from nonowner sources                                               214,366               94,941
------------------------------------------------------------------------------------------------------------------------------------
     Total Shareholder's Equity                                                                       1,398,676            1,159,791
------------------------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity                                                     $17,438,187          $13,694,174
====================================================================================================================================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                  STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                ($ IN THOUSANDS)


                                                                                                  FOR THE YEAR ENDED
                                                                                                      DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                                                                         2003                 2002               2001
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                        $     3,000          $    3,000         $   3,000
Changes in common stock                                                                    --                  --                --
------------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $     3,000          $    3,000         $   3,000
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                        $   417,316          $  417,316         $ 417,316
Capital contributed by parent                                                              --                  --                --
------------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $   417,316          $  417,316         $ 417,316
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS
------------------------------------------------------------------------------------------------------------------------------------

Balance, beginning of year                                                        $   644,534          $  541,164         $ 426,066
Net income                                                                            119,460             103,370           115,098
------------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $   763,994          $  644,534         $ 541,164
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
------------------------------------------------------------------------------------------------------------------------------------

Balance, beginning of year                                                        $    94,941          $   16,084         $  13,622
Cumulative effect of change in accounting principle for
   derivative instruments and hedging activities, net of tax                               --                  --                62
Unrealized gains (losses), net of tax                                                 120,993              73,750              (924)
Derivative instrument hedging activity gains (losses),
    net of tax                                                                         (1,568)              5,107             3,324
------------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $   214,366          $   94,941         $  16,084
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
------------------------------------------------------------------------------------------------------------------------------------

Net income                                                                        $   119,460          $  103,370         $ 115,098
Other changes in equity from nonowner sources                                         119,425              78,857             2,462
------------------------------------------------------------------------------------------------------------------------------------
Total changes in equity from nonowner sources                                     $   238,885          $  182,227         $ 117,560
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                        $ 1,159,791          $  977,564         $ 860,004
Changes in total shareholder's equity                                                 238,885             182,227           117,560
------------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $ 1,398,676          $1,159,791         $ 977,564
====================================================================================================================================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ IN THOUSANDS)


FOR THE YEARS ENDED DECEMBER 31,                                                           2003            2002             2001
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                                               $    43,903      $    43,490      $    37,915
     Net investment income received                                                       319,629          276,813          211,179
     Fee and other income received                                                        265,410          238,970          211,885
     Benefits and claims paid                                                            (105,867)        (103,513)        (103,224)
     Interest paid to contractholders                                                    (216,952)        (180,610)        (125,880)
     Operating expenses paid                                                             (437,335)        (343,932)        (354,506)
     Income taxes (paid) received                                                        (134,927)          88,888           45,257
     Other                                                                                 41,239          (21,047)         (31,175)
------------------------------------------------------------------------------------------------------------------------------------
         Net Cash Used in Operating Activities                                           (224,900)            (941)        (108,549)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                                                 519,960          255,009           97,712
         Mortgage loans                                                                    22,628           36,193           20,941
     Proceeds from sales of investments
         Fixed maturities                                                               1,657,663        1,689,931          938,987
         Equity securities                                                                  7,769           35,556            6,363
         Real estate held for sale                                                            794               --              (36)
     Purchases of investments
         Fixed maturities                                                              (2,823,940)      (3,018,069)      (2,022,618)
         Equity securities                                                                 (3,506)         (35,735)          (2,274)
         Mortgage loans                                                                   (27,456)         (44,632)         (14,494)
     Policy loans, net                                                                        665          (11,201)          (3,395)
     Short-term securities (purchases) sales, net                                         280,086         (268,606)          40,618
     Other investment (purchases) sales, net                                              (45,906)         (20,915)          (6,334)
     Securities transactions in course of settlement, net                                  (3,561)         117,806           64,698
------------------------------------------------------------------------------------------------------------------------------------
         Net Cash Used in Investing Activities                                           (414,804)      (1,264,663)        (879,832)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                                                         913,546        1,486,056        1,178,421
     Contractholder fund withdrawals                                                     (287,816)        (224,542)        (185,464)
------------------------------------------------------------------------------------------------------------------------------------
         Net Cash Provided by Financing Activities                                        625,730        1,261,514          992,957
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                           (13,974)          (4,090)           4,576
Cash at beginning of year                                                                  15,424           19,514           14,938
------------------------------------------------------------------------------------------------------------------------------------
Cash at December 31,                                                                  $     1,450      $    15,424      $    19,514
====================================================================================================================================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     BASIS OF PRESENTATION

     The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. On March 27, 2002, Travelers Property Casualty Corp. (TPC), TIC's parent at December 31, 2001, completed its initial public offering (IPO). On August 20, 2002, Citigroup made a tax-free distribution of the majority of its remaining interest in TPC to Citigroup Stockholders. Prior to the IPO, the common stock of TIC was distributed by TPC to Citigroup Insurance Holding Corporation (CIHC) so that TIC and the Company would remain indirect wholly owned subsidiaries of Citigroup. TIC has a license from TPC to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

     The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

     Certain prior year amounts have been reclassified to conform to the 2003 presentation.

     ACCOUNTING CHANGES

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In January 2003, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46). FIN 46 changes the method of determining whether certain entities, including securitization entities, should be included in the Company's financial statements. An entity is subject to FIN 46 and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary,

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

     For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities and noncontrolling interest of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. The Company elected to implement the provisions of FIN 46 in the 2003 third quarter. Based upon the implementation guidance, the Company is not considered a primary beneficiary of any VIEs, thus no consolidations were required due to the implementation of FIN 46 on July 1, 2003. The Company does, however, hold a significant interest in other VIEs, none of which were material to the Company's financial statements.

     The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. The FASB continues to provide additional guidance on implementing FIN 46 through FASB Staff Positions.

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R or the interpretation), which includes substantial changes from the original. The calculation of expected losses and expected residual returns have both been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, FIN 46-R changes the definition of a variable interest. The interpretation permits adoption of either the original or the revised versions of FIN 46 until the first quarter of 2004, at which time FIN 46-R must be adopted. For 2003 year-end, the Company's financial statements are in accordance with the original.

     The Company is evaluating the impact of applying FIN 46-R to existing VIEs in which it has variable interests and has not yet completed this analysis. At this time, it is anticipated that the effect on the Company's balance sheet will be immaterial. As the Company continues to evaluate the impact of applying FIN 46-R, entities may be identified that would need to be consolidated.

     DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have an impact on the Company's financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

     On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows.

     The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not have an impact on the Company's financial statements.

     STOCK-BASED COMPENSATION

     The Company and its employees participate in stock option plans of Citigroup. On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after January 1, 2003. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure", issued in December 2002.

     SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Similar to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", the alternative method of accounting, an offsetting increase to shareholder's equity under SFAS 123 is recorded equal to the amount of compensation expense charged. The adoption of SFAS 123 did not have a significant impact on the Company's financial statements.

     BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

     Effective January 1, 2002, the Company adopted SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. All goodwill was fully amortized at December 31, 2001 and the Company did not have any other intangible assets with an indefinite useful life. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 4.

     ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     Effective January 1, 2001, the Company adopted SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. The cumulative effect of adopting SFAS 133 was an after-tax charge of $62 thousand included in net income and an after-tax benefit of $62 thousand included in accumulated other changes in equity from nonowner sources.

     RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTEREST IN SECURITIZED FINANCIAL ASSETS

     In April 2001, the Company adopted the FASB Emerging Issues Task Force
     (EITF) 99-20, "Recognition of Interest Income and Impairment of Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on certain investments, e.g., certain asset-backed securities. Interest income on a beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. The adoption of EITF 99-20 had no effect on the Company's financial statements.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

     In July 2003, Statement of Position 03-01 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-01) was released. SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders. SOP 03-01 is effective for financial statements for fiscal years beginning after December 15, 2003. The adoption of SOP 03-01 will not have a material impact on the Company's financial statements.

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R). See "Consolidation of Variable Interest Entities" in the "Accounting Changes" section of this Note for a discussion of FIN 46-R.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     ACCOUNTING POLICIES

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including financial instruments subject to securities lending agreements (see Note 2), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If these are not available, discounted 22 expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Changes in the assumptions could affect the fair values of investments. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

     Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investment's effective yield and impairment for other-than-temporary losses in value are based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

     Other invested assets include trading securities, partnership investments and real estate joint ventures which are accounted for on the equity method of accounting. Undistributed income of these

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     investments is reported in net investment income. Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

     Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes. (See Note 9 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the balance sheet in other assets, derivative financial instruments in a loss position are reported in the balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

     To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

     For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The net amount is reflected in current earnings. The Company's fair value hedges are primarily of available-for-sale securities.

     For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the changes in fair value is immediately included in realized investment gains and losses. The Company's cash flow hedges primarily include hedges of foreign denominated funding agreements and floating rate available-for-sale securities.

     The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

     For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the end-user derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

     The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses.

     FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

     The Company bifurcates an embedded derivative where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

     The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

     The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary losses exist. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

     SEPARATE ACCOUNTS

     The Company has separate accounts that primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     DEFERRED ACQUISITION COSTS

     Costs of acquiring traditional life, universal life (UL) and deferred annuities are deferred. These deferred acquisition costs (DAC) include principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of DAC varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

     DAC for deferred annuities, both fixed and variable, is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8. An amortization rate is developed using the outstanding DAC balance and projected account balances. This rate is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business. DAC for these products is currently being amortized over 10-15 years.

     DAC for UL is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97. Actual profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income. DAC for this product is currently being amortized over 16-25 years.

     DAC relating to traditional life, including term insurance, is amortized in relation to anticipated premiums per SFAS 60. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy. DAC for this product is currently being amortized over 5-20 years.

     All DAC is reviewed, at least annually, to determine if it is recoverable from future income, including investment income, and, if not recoverable, is charged to expense. All other acquisition expenses are charged to operations as incurred. See Note 4.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     VALUE OF INSURANCE IN FORCE

     The value of insurance in force, reported in other assets, is an asset that represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method over 31 years. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 4.

     FUTURE POLICY BENEFITS

     Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life products. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 2.07% to 7.85% for these annuity products with a weighted average interest rate of 6.6%, including adverse deviation. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue and are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance. Interest assumptions applicable to traditional life products range from 3.0% to 7.0%, with a weighted average of 5.8%.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent deposits from the issuance of UL pension investment and certain deferred annuity and structured settlement contracts. For UL contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued where one or more elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholders where these charges and expenses may not be fixed or guaranteed. Interest rates credited to contractholder funds related to universal life range from 4.0% to 5.95%, with a weighted average interest rate of 5.01%.

     Pension investment and certain annuity contracts do not contain significant insurance risk and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to these investment-type contracts range from 1.0 % to 7.75% with a weighted average interest rate of 5.35%.

     GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

     Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premiums written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2003 and 2002, the Company's liability for guaranty fund assessments was not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

     PREMIUMS

     Premiums are recognized as revenues when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

     FEE INCOME

     Fee income is recognized on deferred annuity and UL contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

     OTHER REVENUES

     Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received.

     CURRENT AND FUTURE INSURANCE BENEFITS

     Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life and term life insurance benefits.

     INTEREST CREDITED TO CONTRACTHOLDERS

     Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

     FEDERAL INCOME TAXES

     The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


2.   INVESTMENTS

     FIXED MATURITIES

     The amortized cost and fair values of investments in fixed maturities were as follows:


                                                                                            GROSS          GROSS
       DECEMBER 31, 2003                                                 AMORTIZED        UNREALIZED     UNREALIZED         FAIR
       ($ IN THOUSANDS)                                                     COST            GAINS          LOSSES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                                             $  644,362        $ 18,352        $ 1,598        $  661,116

     U.S. Treasury securities and obligations
     of U.S. Government and government agencies
     and authorities                                                        192,271           4,756            731           196,296

     Obligations of states and political
     subdivisions                                                            52,867           6,151             --            59,018

     Debt securities issued by foreign
     governments                                                             57,656           3,386             83            60,959

     All other corporate bonds                                            3,179,328         240,472          5,329         3,414,471

     All other debt securities                                              903,211          59,113          3,105           959,219

     Redeemable preferred stock                                               4,083           2,155             92             6,146
------------------------------------------------------------------------------------------------------------------------------------
         Total Available For Sale                                        $5,033,778        $334,385        $10,938        $5,357,225
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            GROSS          GROSS
       DECEMBER 31, 2002                                                 AMORTIZED        UNREALIZED     UNREALIZED         FAIR
       ($ IN THOUSANDS)                                                     COST            GAINS          LOSSES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                                             $  423,318        $ 21,809        $    90        $  445,037

     U.S. Treasury securities and obligations
     of U.S. Government and government agencies
     and authorities                                                        217,602           5,958          2,115           221,445

     Obligations of states and political
     subdivisions                                                            49,472           7,170             --            56,642

     Debt securities issued by foreign
     governments                                                             21,530           2,146            296            23,380

     All other corporate bonds                                            2,932,069         157,225         82,175         3,007,119

     All other debt securities                                              737,215          35,255         10,926           761,544

     Redeemable preferred stock                                               4,595           1,785          1,248             5,132
------------------------------------------------------------------------------------------------------------------------------------
         Total Available For Sale                                        $4,385,801        $231,348        $96,850        $4,520,299
------------------------------------------------------------------------------------------------------------------------------------


     Proceeds from sales of fixed maturities classified as available for sale were $1.7 billion, $1.7 billion and $939 million in 2003, 2002 and 2001, respectively. Gross gains of $48.2 million, $85.6 million

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     and $67.0 million and gross losses of $52.4 million, $29.9 million and $22.4 million in 2003, 2002 and 2001, respectively, were realized on those sales. Additional losses of $10.2 million, $66.9 million and $11.5 million were realized due to other-than-temporary losses in value in 2003, 2002 and 2001, respectively. Impairment activity increased significantly in 2002. These prior year impairments were concentrated in telecommunication and energy company investments.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $1.0 billion and $840.4 million at December 31, 2003 and 2002, respectively.

     The amortized cost and fair value of fixed maturities available for sale at December 31, 2003, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

-------------------------------------------------------------------------------
                                                 AMORTIZED          FAIR
($ IN THOUSANDS)                                    COST            VALUE
-------------------------------------------------------------------------------

MATURITY:
     Due in one year or less                     $  210,086      $  214,645
     Due after 1 year through 5 years             1,529,425       1,634,709
     Due after 5 years through 10 years           1,821,121       1,963,235
     Due after 10 years                             828,784         883,520
-------------------------------------------------------------------------------
                                                  4,389,416       4,696,109
-------------------------------------------------------------------------------

     Mortgage-backed securities                     644,362         661,116
-------------------------------------------------------------------------------
         Total Maturity                          $5,033,778      $5,357,225
-------------------------------------------------------------------------------

     The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class tranches and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2003 and 2002, the Company held CMOs classified as available for sale with a fair value of $332.4 million and $265.5 million, respectively. Approximately 34% and 33%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2003 and 2002. In addition, the Company held $327.7 million and $177.8 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2003 and 2002, respectively. All of these securities are rated AAA.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests in a short-term investment pool. See Note 11. The loaned securities remain a recorded asset of the Company. The Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2003 and 2002, the Company held cash collateral of $154.0 million and $149.0 million, respectively.

     The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices.

     These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. This liability is classified as other liabilities in the balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2003 and 2002, respectively.

     EQUITY SECURITIES

     The cost and fair values of investments in equity securities were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              GROSS          GROSS
                                                                                            UNREALIZED     UNREALIZED        FAIR
        ($ IN THOUSANDS)                                                      COST            GAINS          LOSSES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2003
     Common stocks                                                           $ 1,645           $343           $249           $ 1,739
     Non-redeemable preferred stocks                                           6,608             30             70             6,568
------------------------------------------------------------------------------------------------------------------------------------
         Total Equity Securities                                             $ 8,253           $373           $319           $ 8,307
------------------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2002
     Common stocks                                                           $ 2,599           $ 37           $699           $ 1,937
     Non-redeemable preferred stocks                                          12,340            394            176            12,558
------------------------------------------------------------------------------------------------------------------------------------
         Total Equity Securities                                             $14,939           $431           $875           $14,495
------------------------------------------------------------------------------------------------------------------------------------


     Proceeds from sales of equity securities were $7.8 million, $35.6 million and $6.4 million in 2003, 2002 and 2001, respectively. Gross gains and losses on sales and impairments were insignificant.

     OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

     At December 31, 2003, the cost of approximately 220 investments in fixed maturity and equity securities exceeded their fair value by $11.3 million. Of the $11.3 million, $9.2 million represents

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (CONTINUED)


     fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 87% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $1.8 million and 32% of these are rated investment grade. The gross unrealized loss on equity securities was $.3 million at December 31, 2003.

     Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2003 are temporary in nature. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

     o Identification and evaluation of investments that have possible indications of impairment;

     o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of length of time the investment has been in an unrealized loss position.

     o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

     o Documentation of the results of these analyses, as required under business policies.

     The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:


                                                                        Gross Unrealized Losses
                                                                        -----------------------
                                                                 Less Than One Year      One Year or Longer             Total
                                                           -------------------------------------------------------------------------
                                                                               Gross                  Gross                    Gross
                                                                  Fair    Unrealized      Fair   Unrealized         Fair  Unrealized
($ IN THOUSANDS)                                                 Value        Losses     Value       Losses        Value      Losses
------------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMO's and
    pass-through securities                                   $142,683        $1,598   $    --       $   --     $142,683     $ 1,598
U.S. Treasury securities and obligations of
    U.S. Government and government agencies
    and authorities                                            132,402           731        --           --      132,402         731
Debt securities issued by foreign governments                    2,183            83        --           --        2,183          83
All other corporate bonds                                      237,621         4,266    19,461        1,063      257,082       5,329
All other debt securities                                      122,769         2,461    20,054          644      142,823       3,105
Redeemable preferred stock                                         650            41       659           51        1,309          92
------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                        $638,308        $9,180   $40,174       $1,758     $678,482     $10,938
Equity securities                                             $  2,642        $   56   $   946       $  263     $  3,588     $   319
------------------------------------------------------------------------------------------------------------------------------------


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     MORTGAGE LOANS

     At December 31, 2003 and 2002, the Company's mortgage loan portfolios consisted of the following:

     ---------------------------------------------------------------------------
     ($ IN THOUSANDS)                                 2003           2002
     ---------------------------------------------------------------------------
     Current Mortgage Loans                         $135,347       $130,303
     Underperforming Mortgage Loans                       --          3,775
     ---------------------------------------------------------------------------
          Total                                     $135,347       $134,078
     ---------------------------------------------------------------------------

     Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Aggregate annual maturities on mortgage loans at December 31, 2003 are as shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

     ---------------------------------------------------------------
     YEAR ENDING DECEMBER 31,
     ($ IN THOUSANDS)
     ---------------------------------------------------------------
     2004                                                 $ 11,301
     2005                                                    6,137
     2006                                                   27,827
     2007                                                    5,155
     2008                                                    5,804
     Thereafter                                             79,123
     ---------------------------------------------------------------
          Total                                           $135,347
     ===============================================================

     OTHER INVESTED ASSETS

     Other invested assets are composed of the following:

     ------------------------------------------------------------------------
     ($ IN MILLIONS)                                     2003          2002
     ------------------------------------------------------------------------
     Private equity and arbitrage investments            $203          $142
     Derivatives                                          115           162
     Trading Securities                                    33            27
     Policy Loans                                          27            28
     Real estate investments                               15            26
     ------------------------------------------------------------------------
     Total                                               $393          $385
     ------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     CONCENTRATIONS

     The Company participates in a short-term investment pool maintained by TIC. See Note 11.

     The Company's industry concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, were as follows:

        -------------------------------------------------------------------
        ($ IN THOUSANDS)                            2003          2002
        -------------------------------------------------------------------
        Finance                                    $555,067     $562,179
        Electric Utilities                          454,960      512,950
        Banking                                     364,094      265,442
        Media                                       354,213      324,008
        Telecommunications                          287,955      304,171
        Insurance                                   261,198      200,525
        -------------------------------------------------------------------

     The Company held investments in foreign banks in the amount of $152 million and $147 million at December 31, 2003 and 2002, respectively, which are included in the table above.

     The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the preceding table include $157 million and $109 million in Electric Utilities, $31 million and $35 million in Media, and $34 million and $53 million in Telecommunications at December 31, 2003 and 2002, respectively. Below investment grade assets in other categories were insignificant. Total below investment grade assets were $506 million and $414 million at December 31, 2003 and 2002, respectively.

     Included in mortgage loans were the following group concentrations:

         ($ IN THOUSANDS)
        -------------------------------------------------------------------
        At December 31,                                  2003         2002
        -------------------------------------------------------------------
        STATE
        -----
        California                                    $34,304      $42,169
        New York                                       30,766       22,636
        -------------------------------------------------------------------
        PROPERTY TYPE
        -------------
        Agricultural                                  $63,672      $79,075
        Office                                         61,812       44,094
        -------------------------------------------------------------------

     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     RESTRUCTURED INVESTMENTS

     Mortgage loan and debt securities which were restructured at below market terms at December 31, 2003 and 2002 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

     NET INVESTMENT INCOME


------------------------------------------------------------------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,
     ($ IN THOUSANDS)                                                                     2003              2002              2001
------------------------------------------------------------------------------------------------------------------------------------
     GROSS INVESTMENT INCOME
       Fixed maturities                                                                 $316,790          $276,818          $217,813
       Other invested assets                                                              33,118            27,886            22,542
       Mortgage loans                                                                     10,931            10,578            11,327
       Other                                                                                 935             1,402             2,227
------------------------------------------------------------------------------------------------------------------------------------
            Total gross investment income                                                361,774           316,684           253,909
------------------------------------------------------------------------------------------------------------------------------------
     Investment expenses                                                                   5,311             4,738             2,855
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                              $356,463          $311,946          $251,054
------------------------------------------------------------------------------------------------------------------------------------


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

     Net realized investment gains (losses) for the periods were as follows:


------------------------------------------------------------------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,
     ($ IN THOUSANDS)                                                                    2003              2002              2001
------------------------------------------------------------------------------------------------------------------------------------
     REALIZED
       Fixed maturities                                                                $(14,361)         $(11,185)         $ 33,061
       Other invested assets                                                              8,152           (19,423)           (4,980)
       Mortgage loans                                                                      (886)              (61)             (707)
       Other                                                                               (107)               85            (1,230)
------------------------------------------------------------------------------------------------------------------------------------
         Total realized investment gains (losses)                                      $ (7,202)         $(30,584)         $ 26,144
------------------------------------------------------------------------------------------------------------------------------------


     Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from nonowner sources in shareholder's equity were as follows:


------------------------------------------------------------------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,
     ($ IN THOUSANDS)                                                                     2003              2002             2001
------------------------------------------------------------------------------------------------------------------------------------
     UNREALIZED
          Fixed maturities                                                             $ 188,949          $ 91,013         $ 14,761
          Other invested assets                                                           (2,805)           22,449          (16,182)
------------------------------------------------------------------------------------------------------------------------------------
              Total unrealized investment gains (losses)                                 186,144           113,462           (1,421)

          Related taxes                                                                   65,151            39,712             (497)
------------------------------------------------------------------------------------------------------------------------------------
          Change in unrealized investment gains (losses)                                 120,993            73,750             (924)
          Balance beginning of year                                                       86,448            12,698           13,622
------------------------------------------------------------------------------------------------------------------------------------
              Balance end of year                                                      $ 207,441          $ 86,448         $ 12,698
------------------------------------------------------------------------------------------------------------------------------------


3.   REINSURANCE

     The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT) coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Since 1997 the majority of UL business has been reinsured under an 80%/20% YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning in September, 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for UL and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million.

     Total life insurance in-force ceded under reinsurance contracts was $35.0 billion and $29.3 billion at December 31, 2003 and 2002, including $4.5 million and $6.0 million, respectively to TIC. Total life

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     insurance premiums ceded were $24.9 million, $14.9 million and $11.9 million in 2003, 2002 and 2001, respectively. Ceded premiums paid to TIC were insignificant for these same periods.

     Prior to April 1, 2001, the Company also reinsured substantially all of the guaranteed minimum death benefit (GMDB) on its variable annuity product. Total variable annuity account balances with GMDB were $9.9 billion, including $5.4 billion or 55% which was reinsured, and $7.1 billion, of which $4.9 billion or 69% is reinsured at December 31, 2003 and 2002, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR was $887 million and $2.2 billion at December 31, 2003 and 2002, respectively. NAR included $816 million, or 92%, and $1.9 billion, or 86%, which was reinsured at December 31, 2003 and 2002, respectively.

4.   INTANGIBLE ASSETS

     The Company has two intangible, amortizable assets, DAC and the value of insurance in force. The following is a summary of capitalized DAC by product type:


                                          Traditional   Deferred
($ IN MILLIONS)                              Life        Annuity           UL             Total
---------------------------------------------------------------------------------------------------
Beginning balance
January 1, 2002                            $  47.7       $  511.5       $  255.2       $    814.4

 Commissions and expenses deferred            16.5          169.4          130.8            316.7

 Amortization expense                         (8.9)         (72.6)          (9.3)           (90.8)
 Underlying lapse and interest rate
   assumptions                                  --           29.8             --             29.8
 Amortization related to FAS 91
   reassessment                                 --           (6.0)            --             (6.0)

---------------------------------------------------------------------------------------------------
Balance December 31, 2002                     55.3          632.1          376.7          1,064.1

Commissions and expenses deferred             14.3          172.1          164.9            351.3

Amortization expense                         (10.2)        (107.6)         (18.5)          (136.3)
---------------------------------------------------------------------------------------------------
Balance December 31, 2003                  $  59.4       $  696.6       $  523.1       $  1,279.1
---------------------------------------------------------------------------------------------------


     The value of insurance in force totaled $11.7 million and $12.5 million at December 31, 2003 and 2002, respectively, and was reported in other assets. Amortization expense of value of insurance in force was insignificant for 2003, 2002 and 2001.

5.   DEPOSIT FUNDS AND RESERVES

     At December 31, 2003 and 2002, the Company had $5.6 billion and $5.0 billion of life and annuity deposit funds and reserves, respectively. Of those totals, $1.6 billion were not subject to discretionary withdrawal based on contract terms for 2003 and 2002. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Included in the amounts that are subject to discretionary withdrawal were $2.6 billion and $2.4 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $1.3 billion and $.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals with an average surrender charge of 4.7% and 4.2%, respectively. The remaining $.1 billion in 2003, and $.1 billion in 2002, is surrenderable without charge. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

6.   FEDERAL INCOME TAXES

     EFFECTIVE TAX RATE


($ IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                                                2003                  2002                   2001
------------------------------------------------------------------------------------------------------------------------------------
Income before federal income taxes                                           $ 154,048             $ 159,024             $ 176,249
Statutory tax rate                                                                  35%                   35%                   35%
------------------------------------------------------------------------------------------------------------------------------------
Expected federal income taxes                                                   53,917                55,658                61,687
Tax effect of:
     Non-taxable investment income                                             (11,626)                   --                   (36)
     Tax reserve release                                                        (7,852)                   --                    --
     Other, net                                                                    149                     4                  (562)
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes                                                         $  34,588             $  55,654             $  61,089
====================================================================================================================================
Effective tax rate                                                                  22%                   35%                   35%
------------------------------------------------------------------------------------------------------------------------------------


COMPOSITION OF FEDERAL INCOME TAXES
Current:
     United States                                                           $  72,983             $ (30,830)            $ (19,007)
     Foreign                                                                       440                  (313)                   --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                      73,423               (31,143)              (19,007)
------------------------------------------------------------------------------------------------------------------------------------
Deferred:
     United States                                                             (38,835)               86,797                80,096
     Foreign                                                                        --                    --                    --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                     (38,835)               86,797                80,096
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes                                                         $  34,588             $  55,654             $  61,089
====================================================================================================================================


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The net deferred tax liabilities at December 31, 2003 and 2002 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


($ IN THOUSANDS)                                                                                       2003                  2002
------------------------------------------------------------------------------------------------------------------------------------
Deferred Tax Assets:
     Benefit, reinsurance and other reserves                                                        $ 251,017             $ 151,454
     Other                                                                                              6,496                 2,286
------------------------------------------------------------------------------------------------------------------------------------
         Total                                                                                        257,513               153,740
------------------------------------------------------------------------------------------------------------------------------------
Deferred Tax Liabilities:
     Investments, net                                                                                (117,613)              (48,363)
     Deferred acquisition costs and value of insurance in force                                      (363,670)             (303,652)
     Other                                                                                             (1,051)               (1,075)
------------------------------------------------------------------------------------------------------------------------------------
         Total                                                                                       (482,334)             (353,090)
------------------------------------------------------------------------------------------------------------------------------------
Net Deferred Tax Liability                                                                          $(224,821)            $(199,350)
------------------------------------------------------------------------------------------------------------------------------------


     TIC and its subsidiaries, including the Company, file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement. TLAC had a $9.1 million recoverable from TIC at December 31, 2003 and a $53.6 million payable to TIC at December 31, 2002 pursuant to the Agreement.

     At December 31, 2003 and 2002, the Company had no ordinary or capital loss carryforwards.

     The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

7.   SHAREHOLDER'S EQUITY

     SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

     The Company's statutory net income (loss) was $37.3 million, $(133.9) million and $(73.4) million for the years ended December 31, 2003, 2002 and 2001, respectively. Statutory capital and surplus was $494 million and $397 million at December 31, 2003 and 2002, respectively.

     Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL - VERSION EFFECTIVE JANUARY 1, 2001, subject to any deviations prescribed or

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     permitted by its domicilary insurance commissioner (see Permitted Statutory Accounting Practices in Note 1). The impact of this change on statutory capital and surplus was not significant.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. In accordance with Connecticut statutes, after reducing the Company's unassigned funds (surplus) by 25% of the change in net unrealized capital gains, the Company may not pay dividends during 2004 without prior approval of the State of Connecticut Insurance Department.

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:



                                                                                    NET                                 ACCUMULATED
                                                                                 UNREALIZED        DERIVATIVE         OTHER CHANGES
                                                                                GAIN/LOSS ON      INSTRUMENTS &      IN EQUITY FROM
                                                                                 INVESTMENT          HEDGING               NONOWNER
($ IN THOUSANDS)                                                                 SECURITIES         ACTIVITIES              SOURCES
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 2001                                                          $  13,622            $    --            $  13,622
Cumulative effect of change in accounting for derivative
    instruments and hedging activities, net of tax of $33                                --                 62                   62
Unrealized gains on investment securities,
    net of tax of $10,673                                                            19,821                 --               19,821
Less: Reclassification adjustment for gains
    included in net income, net of tax of $(11,170)                                 (20,745)                --              (20,745)
Add: Derivative instrument hedging activity gains, net of
    tax of $1,789                                                                        --              3,324                3,324
------------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                                          (924)             3,386                2,462
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2001                                                           12,698              3,386               16,084
Unrealized gains on investment securities, net of tax of $35,352                     65,653                 --               65,653
Add:  Reclassification adjustment for losses included in net
    income, net of tax of $4,360                                                      8,097                 --                8,097
Add:  Derivative instrument hedging activity gains, net of
    tax of $2,750                                                                        --              5,107                5,107
------------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                                        73,750              5,107               78,857
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2002                                                           86,448              8,493               94,941
Unrealized gains on investment securities,
    net of tax of $60,482                                                           112,322                 --              112,322
Add:  Reclassification adjustment for losses included in net
    income,  net of tax of $4,669                                                     8,671                 --                8,671
Less:  Derivative instrument hedging activity loss, net of
    tax benefits of $(845)                                                               --             (1,568)              (1,568)
------------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                                       120,993             (1,568)             119,425
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003                                                        $ 207,441            $ 6,925            $ 214,366
------------------------------------------------------------------------------------------------------------------------------------


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


8.   BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT BENEFITS

     The Company participates in a qualified, noncontributory defined benefit pension plan, a non-qualified pension plan and other postretirement benefits to retired employees through plans sponsored by Citigroup. The Company's share of net expense for these plans was not significant for 2003, 2002 and 2001.

     401(k) SAVINGS PLAN

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. See Note 11. The Company's expenses in connection with the 401(k) savings plan were not significant in 2003, 2002 and 2001.

9.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL
     INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts, as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

     The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

     Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

     Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance-sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2003 the Company held collateral under these contracts amounting to approximately $69.7million.

     The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2003 and 2002:

                                             Year Ended          Year Ended
($ IN THOUSANDS)                         December 31, 2003    December 31, 2002
--------------------------------------------------------------------------------
Hedge ineffectiveness recognized
   related to fair value hedges                $(3,309)            $(5,215)
Hedge ineffectiveness recognized
   related to cash flow hedges                    (296)              1,141
Net gain or loss from economic
   hedges in earnings                            8,076             (13,597)

     During the year ended December 31, 2002 the Company recorded a gain of $.3 million from discontinued forecasted transactions. There was no such gain in 2003.

     Cash flow transaction amounts expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2003 is not significant.

     The Company had interest rate and equity options with fair values of $115.1 million and $161.7 million, at December 31, 2003 and 2002, respectively. Included in these amounts were $3.5 million and $4.8 million with affiliates, respectively.

     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The notional values of loan commitments at December 31, 2003 and 2002 were $6.2 million and $23.9 million respectively. The notional values of unfunded commitments were $31.0 million and $35.5 million at December 31, 2003 and 2002, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

     The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

     At December 31, 2003, investments in fixed maturities had a carrying value and a fair value of $5.4 billion compared with a carrying value and a fair value of $4.5 billion at December 31, 2002. See Notes 1 and 2.

     At December 31, 2003, mortgage loans had a carrying value of $135.4 million and a fair value of $147.6 million and at December 31, 2002 had a carrying value of $134.1 million and a fair value of $148.0 million. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     The carrying values of short-term securities were $195.3 million and $475.4 million in 2003 and 2002, respectively, which approximated their fair values. Policy loans which are included in other invested assets had carrying values of $26.8 million and $27.4 million in 2003 and 2002, respectively, which also approximated their fair values.

     The carrying values of $260.6 million and $151.5 million of financial instruments classified as other assets approximated their fair values at December 31, 2003 and 2002, respectively. The carrying values of $439.2 million and $319.8 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2003 and 2002, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     At December 31, 2003, contractholder funds with defined maturities had a carrying value of $2.8 billion and a fair value of $3.0 billion, compared with a carrying value of $2.7 billion and a fair value of $2.9 billion at December 31, 2002. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $677.7 million and a fair value of $527.3 million at December 31, 2003, compared with a carrying value of $605 million and a fair value of $416.2 million at December 31, 2002. These contracts generally are valued at surrender value.

10.  COMMITMENTS AND CONTINGENCIES

     LITIGATION

     In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing. The Company is cooperating fully with all of these reviews and is not able to predict their outcomes.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's results of operations, financial condition or liquidity.

11.  RELATED PARTY TRANSACTIONS

     TIC handles banking functions, including payment of salaries and expenses for the Company and some of its non-insurance affiliates. In addition, Citigroup and certain of its subsidiaries provide investment management and accounting services, data processing services, benefit management and administration, property management and investment technology services to the Company as of December 31, 2003 and 2002. At December 31, 2001 the majority of these services were provided by either Citigroup and its subsidiaries or TPC, a former affiliate. Charges for these services are shared by the Company and TIC on cost allocation methods, based generally on estimated usage by department and were insignificant for the Company in 2003, 2002 and 2001.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2003 and 2002, the pool totaled approximately $3.8 billion and $4.2 billion, respectively. The Company's share of the pool amounted to $124.6 million and $356.0 million at December 31, 2003 and 2002, respectively, and is included in short-term securities in the balance sheet.

     At December 31, 2003 and 2002, the Company had investments in Tribeca Citigroup Investments Ltd., an affiliate of the Company, in the amounts of $25.5 million and $26.7 million, respectively. Income of $6.6 million, $1.9 million and $4.5 million was earned on these investments in 2003, 2002 and 2001, respectively. The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $11.8 million and $24.1 million at December 31, 2003 and 2002, respectively. Income earned on these investments in 2003 was insignificant and was $19.8 million and $8.5 million in 2002 and 2001, respectively.

     In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's length basis.

     At December 31, 2003 and 2002 the Company had outstanding loaned securities to its affiliate Smith Barney (SB), a division of Citigroup Global Markets Inc., in the amount of $7.1 million and $10.2 million, respectively.

     The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2003 and 2002.

     The Company's Travelers Target Maturity (TTM) Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company distributes fixed and variable annuity products through SB. Premiums and deposits related to these products were $.7 billion, $.8 billion and $1.2 billion in 2003, 2002 and 2001, respectively. The Company also markets term and universal life products through SB. Premiums related to such products were $87.5 million, $87.2 million and $74.5 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to SB were $56.7 million, $57.5 million and $68.1 million in 2003, 2002 and 2001, respectively.

     The Company also distributes deferred annuity products through its affiliates Primerica Financial Services (PFS), CitiStreet Retirement Services, a division of CitiStreet LLC, (together with its subsidiaries, CitiStreet) and Citibank, N.A. (Citibank). Deposits received from PFS were $628 million, $662 million and $738 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to PFS were $52.4 million, $47.1 million and $51.6 million in 2003, 2002 and 2001, respectively.

     Deposits from Citibank and CitiStreet were $162 million and $82 million respectively, for 2003, $117 million and $184 million, respectively, for 2002, and $166 million and $136 million, respectively, for 2001. Commissions and fees paid to Citibank and CitiStreet were $12.4 million and $2.3 million, respectively, in 2003, $7.2 million and $2.6 million, respectively, in 2002 and $9.8 million and $2.9 million, respectively, in 2001.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2003, 2002 and 2001.

     Prior to the IPO of TPC, most leasing functions for TIC and its subsidiaries, including the Company, were handled by its property-casualty insurance affiliates. Rent expense related to these leases was shared by the companies on a cost allocation method based generally on estimated usage by department. In 2002, TIC sold its home office buildings in Hartford, Connecticut and now leases space from a third party. The Company's rent expense was insignificant in 2003, 2002 and 2001.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


12.  RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING
     ACTIVITIES

     The following table reconciles net income to net cash used in operating activities:


------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                                                     2003                2002                2001
------------------------------------------------------------------------------------------------------------------------------------
Net Income                                                                        $ 119,460           $ 103,370           $ 115,160
     Adjustments to reconcile net income to cash used in operating activities:
         Realized (gains) losses                                                      7,202              30,584             (26,144)
         Deferred federal income taxes                                              (38,835)             86,797              80,096
         Amortization of deferred policy acquisition costs                          136,310              66,972              89,475
         Additions to deferred policy acquisition costs                            (351,310)           (316,721)           (324,277)
         Investment income accrued                                                  (36,834)            (35,133)            (39,875)
         Insurance reserves                                                         (16,138)             (9,000)            (14,382)
         Other                                                                      (44,755)             72,190              11,398
------------------------------------------------------------------------------------------------------------------------------------
         Net cash used in operations                                              $(224,900)          $    (941)          $(108,549)
------------------------------------------------------------------------------------------------------------------------------------


                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

Under date of February 26, 2004, we reported on the balance sheets of The Travelers Life and Annuity Company as of December 31, 2003 and 2002, and the related statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2003, which are included in the Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the financial statements, the Company changed its methods of accounting for goodwill and intangible assets in 2002 and for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2003
                                ($ IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AMOUNT SHOWN IN
TYPE OF INVESTMENT                                                                     COST              VALUE     BALANCE SHEET (1)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
         authorities                                                                $  624,596         $  637,700         $  637,700
         States, municipalities and political subdivisions                              52,867             59,018             59,018
         Foreign governments                                                            57,656             60,959             60,959
         Public utilities                                                              346,616            377,238            377,238
         Convertible bonds and bonds with warrants attached                             20,734             24,014             24,014
         All other corporate bonds                                                   3,927,226          4,192,150          4,192,150
------------------------------------------------------------------------------------------------------------------------------------
              Total Bonds                                                            5,029,695          5,351,079          5,351,079

     Redeemable Preferred Stocks                                                         4,083              6,146              6,146
------------------------------------------------------------------------------------------------------------------------------------
         Total Fixed Maturities                                                      5,033,778          5,357,225          5,357,225
------------------------------------------------------------------------------------------------------------------------------------

Equity Securities:
     Common Stocks:
         Industrial, miscellaneous and all other                                         1,645              1,739              1,739
------------------------------------------------------------------------------------------------------------------------------------
              Total Common Stocks                                                        1,645              1,739              1,739

     Non-Redeemable Preferred Stocks                                                     6,608              6,568              6,568
------------------------------------------------------------------------------------------------------------------------------------
         Total Equity Securities                                                         8,253              8,307              8,307
------------------------------------------------------------------------------------------------------------------------------------

Mortgage Loans                                                                         135,347                               135,347
Policy Loans (4)                                                                        26,827                                26,827
Short-Term Securities                                                                  195,279                               195,279
Other Investments (2) (3)                                                              289,599                               287,168
------------------------------------------------------------------------------------------------------------------------------------
         Total Investments                                                          $5,689,083                            $6,010,153
====================================================================================================================================


(1) Determined in accordance with methods described in Notes 1 and 2 of Notes to Financial Statements.

(2) Excludes cost and carrying value of investments in related parties of $75,313 and $76,349, respectively.

(3) Includes derivatives marked to market and recorded at fair value in the balance sheet.

(4)  Included in other invested assets on balance sheet.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                    2001-2003
                                    ---------
                                ($ IN THOUSANDS)



------------------------------------------------------------------------------------------------------------------------------------

                             FUTURE POLICY                                     BENEFITS,       AMORTIZATION OF
                             BENEFITS, LOSSES,                 NET             CLAIMS, LOSSES  DEFERRED POLICY  OTHER
          DEFERRED POLICY    CLAIMS AND LOSS    PREMIUM        INVESTMENT      AND SETTLEMENT  ACQUISITION      OPERATING   PREMIUMS
         ACQUISITION COSTS   EXPENSES (1)       REVENUE        INCOME          EXPENSES (2)    COSTS            EXPENSES    WRITTEN
------------------------------------------------------------------------------------------------------------------------------------
2003        $1,279,118        $5,609,517        $40,866        $356,463        $306,681        $136,310         $49,288     $40,866

2002        $1,064,118        $5,031,775        $42,893        $311,946        $275,123        $ 66,972         $32,352     $42,893

2001        $  814,369        $3,665,426        $39,222        $251,054        $214,722        $ 89,475         $23,404     $39,222


(1)  Includes contractholder funds.

(2)  Includes interest credited on contractholder funds.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                   SCHEDULE IV
                                   REINSURANCE
                                ($ IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
                                                                        CEDED TO        ASSUMED FROM                    OF AMOUNT
                                                    GROSS                 OTHER             OTHER                       ASSUMED TO
                                                    AMOUNT              COMPANIES         COMPANIES       NET AMOUNT       NET
------------------------------------------------------------------------------------------------------------------------------------
2003
----

Life Insurance In Force                            $43,671,192          $34,973,161          $--          $8,698,031        --%
Premiums:
     Annuity                                       $     3,696          $        --          $--          $    3,696
     Individual life                                    62,034               24,864           --              37,170
                                                   -----------          -----------          ---          ----------
         Total Premiums                            $    65,730          $    24,864          $--          $   40,866        --%
                                                   ===========          ===========          ===          ==========

2002
----

Life Insurance In Force                            $35,807,212          $29,261,075          $--          $6,546,137        --%
Premiums:
     Annuity                                       $     4,515          $        --          $--          $    4,515
     Individual Life                                    53,310               14,932           --              38,378
                                                   -----------          -----------          ---          ----------
         Total Premiums                            $    57,825          $    14,932          $--          $   42,893        --%
                                                   ===========          ===========          ===          ==========

2001
----

Life Insurance In Force                            $28,793,622          $23,818,768          $--          $4,974,854        --%
Premiums:
     Annuity                                       $     3,319          $        --          $--          $    3,319
     Individual life                                    47,826               11,923           --              35,903
                                                   -----------          -----------          ---          ----------
         Total Premiums                            $    51,145          $    11,923          $--          $   39,222        --%
                                                   ===========          ===========          ===          ==========


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415










L-11843S-TLAC                                                           May 2004

                                     PART C
                                OTHER INFORMATION

ITEM 27.  EXHIBITS

     EXHIBIT
      LETTER      DESCRIPTION

        a. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Registration Statement on Form S-6 filed November 2, 1995.)

        b.        Not applicable.

       c.1. Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit c.1 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56958 filed February 7, 2003.)

       c.2. Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

       d.1 Form of Variable Life Insurance Contract. (Incorporated herein by reference to Exhibit d.1 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 333-96521 filed February 19, 2003.)

       d.2. Riders. (Incorporated herein by reference to Exhibit d.2 thru d.14 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-96517, filed February 7, 2003.)

        e. Application for Variable Life Insurance Policy.(Incorporated herein by reference to Exhibit e to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-96517, filed February 10, 2003.) .

       f.1. Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1997.)

       f.2. By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1997.)

        g. Specimen Reinsurance Contracts. (Incorporated herein by reference to Exhibit g to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

        h. Specimen Participation Agreement. (Incorporated herein by reference to Exhibit h to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, File No. 333-69773, filed February 19, 2003.)

        i.        Administrative Contracts. Not applicable.

        j.        None.

        k. Opinion of Counsel regarding the legality of securities being registered. (Incorporated herein by reference to Exhibit k to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 333-96521 filed February 19, 2003.)

        m. Calculations. (Incorporated herein by reference to Exhibit mto Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 File No. 333-96521, filed August 6, 2003.)

        n.        Other Opinions. Consent of KPMG LLP, Independent Auditors.
                  Filed herewith.

        o.        Omitted Financial Statements. Not applicable.

        p.        Initial Capital Agreements. Not applicable.

        q. Redeemability Exemption. (Incorporated herein by reference to Exhibit q to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 File No. 333-96521, filed April 22, 2003.)

       r.1. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit r.1 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 File No. 333-69773, filed February 19, 2003.)

ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL    POSITIONS AND OFFICES
BUSINESS ADDRESS      WITH INSURANCE COMPANY

George C. Kokulis     Director, Chairman, President and Chief Executive Officer

Glenn D. Lammey       Director, Senior Executive Vice President, Chief Financial
                      Officer, Chief Accounting Officer

Kathleen L. Preston   Director and Executive Vice President

Edward W. Cassidy     Senior Vice President

Winifred Grimaldi     Senior Vice President

Marla Berman Lewitus  Director, Senior Vice President and General Counsel

Brendan Lynch         Senior Vice President

David A. Tyson        Senior Vice President

David A. Golino       Vice President and Controller

Mark Reilly           Vice President and Actuary

Anthony Cocolla       Vice President

Tim W. Still          Vice President

Linn K. Richardson    Second Vice President and Actuary

Mahir Dugentas        Actuary

Gene Lunman           Vice President and Actuary

Lawrence Segal        Actuary

Ernest J. Wright      Vice President and Secretary

Kathleen A. McGah     Assistant Secretary and Deputy General Counsel

Principal Business Address:

         The Travelers Insurance Company
         One Cityplace
         Hartford, CT  06103-3415

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-82009, filed April 14, 2004.

ITEM 30.  INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITER

(a)    Travelers Distribution LLC
       One Cityplace
       Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b) NAME AND PRINCIPAL                 POSITIONS AND OFFICES
    BUSINESS ADDRESS                   WITH UNDERWRITER

    Kathleen L. Preston                Board of Manager

    Glenn D. Lammey                    Board of Manager

    William F. Scully III              Board of Manager

    Donald R. Munson, Jr.              Board of Manager, President, Chief
                                       Executive Officer and Chief Operating
                                       Officer

    Tim W. Still                       Vice President

    Anthony Cocolla                    Vice President

    John M. Laverty                    Treasurer and Chief Financial Officer

    Stephen E. Abbey                   Chief Compliance Officer

    Alison K. George                   Director and Chief Advertising Compliance
                                       Officer

    Stephen T. Mullin                  Chief Compliance Officer

    Ernest J. Wright                   Secretary

    Kathleen A. McGah                  Assistant Secretary

    William D. Wilcox                  Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415.

(c) Travelers Distribution LLC ("TDLLC"), as the principal underwriter and distributor, does not receive any fees on the Policies. The Company pays compensation directly to broker-dealers who have selling agreements with TDLLC.

         Tower Square Securities, Inc. provides certain limited services to TDLLC in the course of ordinary business as a principal underwriter to maintain its status as a broker-dealer in good standing with the NASD. Tower Square Securities, Inc. allocates such expenses to TDLLC.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

(1)    The Travelers Life and Annuity Company
       One Cityplace
       Hartford, Connecticut  06103-3415

ITEM 33.  MANAGEMENT SERVICES

Not Applicable.

ITEM 34.  FEE REPRESENTATION

The Company hereby represents that the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration under Rule 485(b) has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Hartford, and State of Connecticut, on this 15th day of April, 2004.



              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
                                  (Registrant)


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)


                                   By: *GLENN D. LAMMEY
                                       -----------------------------------------
                                       Glenn D. Lammey, Chief Financial Officer,
                                       Chief Accounting Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 15th day of April, 2004.



*GEORGE C. KOKULIS                      Director, President and Chief Executive
----------------------------------      Officer (Principal Executive Officer)
(George C. Kokulis)

*GLENN D. LAMMEY                        Director, Chief Financial Officer, Chief
----------------------------------      Accounting Officer (Principal Financial
(Glenn D. Lammey)                       Officer)

*MARLA BERMAN LEWITUS                   Director
----------------------------------
(Marla Berman Lewitus)

*KATHLEEN L. PRESTON                    Director
----------------------------------
(Kathleen L. Preston)



By:  /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT LETTER   DESCRIPTION                                                                     METHOD OF FILING
---------------- ------------------------------------------------------------------------------- ------------------------------
      n.         Consent of KPMG LLP, Independent Auditors                                       Electronically